                                                                 EXHIBIT 10.10.4

                         DECRANE AIRCRAFT HOLDINGS, INC.

                     INCREASED COMMITMENTS AGREEMENT PURSUANT
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         This INCREASED COMMITMENTS AGREEMENT PURSUANT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is dated as of April 27, 2001 and entered into by and among DeCrane Aircraft Holdings, Inc., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof as additional Tranche D Term Loan Lenders ("SECOND ADDITIONAL TRANCHE D TERM LOAN LENDERS"), Credit Suisse First Boston (as successor to DLJ Capital Funding, Inc.), as syndication agent for Lenders ("SYNDICATION AGENT"), and Bank One, NA, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Third Amended and Restated Credit Agreement dated as of May 11, 2000, as amended by a First Amendment to Third Amended and Restated Credit Agreement (the "FIRST AMENDMENT") dated as of June 30, 2000 (the "CREDIT AGREEMENT"), by and among Company, the lenders listed on the signature pages thereof ("LENDERS"), Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, Company, pursuant to subsection 2.1A (vii) of the Credit Agreement, has requested, by notice to Agents, that Lenders and/or financial institutions satisfactory to Agents provide additional Commitments for Tranche D Term Loans;

         WHEREAS, Second Additional Tranche D Term Loan Lenders have agreed to provide $20,000,000 of additional Tranche D Term Loans on the terms and conditions set forth in subsection 2.1A (vii) of the Credit Agreement and otherwise applicable to Tranche D Term Loans set forth in the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  INCREASED TRANCHE D TERM LOAN COMMITMENTS

         1.1      INCREASE IN COMMITMENTS

         Each Second Additional Tranche D Term Loan Lender severally agrees to lend to Company on April 27, 2001 (the "INCREASED COMMITMENTS CLOSING DATE") an amount not exceeding its pro rata share of the aggregate amount of the Second Additional Tranche D Term Loan Commitments, which pro rata share is set forth opposite its name on SCHEDULE I attached hereto, in each case to be used for the purpose of repaying outstanding Working Capital Loans and Acquisition Loans. The amount of each Second Additional Tranche D Term Loan Lender's commitment to provide an additional Tranche D Term Loan on the Increased Commitments Closing Date is set forth opposite such Second Additional Tranche D Term Loan Lender's name on SCHEDULE I annexed hereto. The aggregate amount of the Second Additional Tranche D Term

Loan Commitments is $20,000,000; PROVIDED that the Second Additional Tranche D Term Loan Commitments of Tranche D Term Loan Lenders shall be adjusted to give effect to any assignments of the Second Additional Tranche D Term Loan Commitments pursuant to subsection 10.1B. Each Tranche D Term Loan Lender's Second Additional Tranche D Term Loan Commitment shall expire immediately and without further action at the close of business on the Increased Commitments Closing Date if the Second Additional Tranche D Term Loans are not made on such date. Company may make only one borrowing under the Second Additional Tranche D Term Loan Commitments. Amounts borrowed under this Agreement and subsequently repaid or prepaid may not be reborrowed.

         1.2      AMORTIZATION OF SECOND ADDITIONAL TRANCHE D TERM LOANS

         Company shall make principal payments on the Second Additional Tranche D Term Loans (in addition to the principal payments on the other Tranche D Term Loans) in installments on each of the following dates in the aggregate amount set forth opposite such date in the table set forth below:

      --------------------------------------------------------------------------------
                                                           SCHEDULED REPAYMENT
                                                      OF SECOND ADDITIONAL TRANCHE
                 SCHEDULED REPAYMENT DATE                     D TERM LOANS
      ---------------------------------------------------------------------------------
         June 30, 2001                                            $50,000
         September 30, 2001                                        50,000
         December 31, 2001                                         50,000

         March 31, 2002                                            50,000
         June 30, 2002                                             50,000
         September 30, 2002                                        50,000
         December 31, 2002                                         50,000

         March 31, 2003                                            50,000
         June 30, 2003                                             50,000
         September 30, 2003                                        50,000
         December 31, 2003                                         50,000

         March 31, 2004                                            50,000
         June 30, 2004                                             50,000
         September 30, 2004                                        50,000
         December 31, 2004                                         50,000

         March 31, 2005                                            50,000
         June 30, 2005                                             50,000
         September 30, 2005                                        50,000
         December 31, 2005                                         50,000

         March 31, 2006                                         4,762,500
         June 30, 2006                                          4,762,500
         September 30, 2006                                     4,762,500
         December 17, 2006                                      4,762,500
                                                    ------------------------------------
                                    Total                     $20,000,000

         1.3      NOTES

         Company shall issue to each Lender with a Second Additional Tranche D Term Loan Commitment (or to Administrative Agent for that Lender) that has so requested on at least one Business Day's notice a Tranche D Term Note substantially in the form of EXHIBIT XXXII annexed hereto to evidence that Lender's Second Additional Tranche D Term Loan, in the principal amount of that Lender's Second Additional Tranche D Term Loan and with other appropriate insertions.

         1.4      SECOND ADDITIONAL TRANCHE D TERM LOAN LENDERS

         Pursuant to subsection 2.1A(vii) of the Credit Agreement, each of the Second Additional Tranche D Term Loan Lenders hereby agrees to become a party to the Credit Agreement as a Lender with a Commitment in an amount set forth opposite its name in SCHEDULE I attached hereto, and to be bound by all the terms and provisions of the Credit Agreement applicable to a Lender.

         1.5      RESTATED AGREEMENT

         For reference purposes, attached hereto as EXHIBIT A is an Amended and Restated Credit Agreement, which reflects the increase in Commitments and related amendments effected pursuant to this Agreement and the amendment effected by the First Amendment.

SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT

         To implement the increase in the Tranche D Term Loan Commitments and the Tranche D Term Loans pursuant hereto, the Credit Agreement is amended in the following respects:

         2.1      AMENDMENTS TO SECTION 1: DEFINITIONS

         A. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definition of "Increased Commitments Agreement":

         "`INCREASED COMMITMENTS AGREEMENT' means the Increased Commitments Agreement entered into by Company, Agents and Lenders party thereto pursuant to subsection 2.1A(vii) of the Credit Agreement."

         B. Subsection 1.1 of the Credit Agreement is further amended by inserting the following definition of "Second Additional Tranche D Term Loan Commitment":

         "`SECOND ADDITIONAL TRANCHE D TERM LOAN COMMITMENT' means the additional Tranche D Term Loan Commitment of a Lender pursuant to the Increased Commitments Agreement, and `SECOND ADDITIONAL TRANCHE D

         TERM LOAN COMMITMENTS' means all such commitments of Lenders in the aggregate."

         C. Subsection 1.1 of the Credit Agreement is further amended by inserting the following definition of "Second Additional Tranche D Term Loans":

         "`SECOND ADDITIONAL TRANCHE D TERM LOANS' means the additional Tranche D Term Loans made pursuant to the Second Additional Tranche D Term Loan Commitments Agreement."

         D. Subsection 1.1 of the Credit Agreement is further amended by deleting the definition of "Tranche D Term Loan Commitment", and inserting the following in lieu thereof:

         "`TRANCHE D TERM LOAN COMMITMENT' means the commitment of a Lender to make a Tranche D Term Loan to Company pursuant to subsection 2.1A(vi) and the Second Additional Tranche D Term Loan Commitment of a Lender, and `TRANCHE D TERM LOAN COMMITMENTS' means all such commitments of Lenders in the aggregate."

         E. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of Tranche D Term Loan, and inserting the following in lieu thereof:

         "`TRANCHE D TERM LOAN' means the Tranche D Term Loans made by a Tranche D Term Loan Lenders to Company pursuant to subsection 2.1A(vi) and the Second Additional Tranche D Term Loans."

SECTION 3. CONDITIONS TO EFFECTIVENESS

                  The provisions of Section 1 and Section 2 are subject to the satisfaction on or prior to April __, 2001 of all of the following conditions precedent and the conditions set forth in Section 6E hereof (the date of satisfaction of such conditions being referred to herein as the "INCREASED COMMITMENTS CLOSING DATE"):

         A. On or before the Increased Commitments Closing Date, Company shall deliver to Administrative Agent the following, each, unless otherwise noted, dated the Increased Commitments Closing Date:

                  1        Resolutions of its Board of Directors approving and
         authorizing the execution, delivery, and performance of this Agreement and the incurrence of the Second Additional Tranche D Term Loans, certified as of the Increased Commitments Closing Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  2        Signature and incumbency certificates of its officers
         executing this Agreement; and

                  3        Executed originals of this Agreement, executed by
         Company and by each Subsidiary Guarantor.

         B. Lenders shall have received originally executed copies of one or more favorable written opinions of Davis Polk & Wardwell, Spolin & Silverman and other counsel reasonably acceptable to the Agents, each counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Increased Commitments Closing Date and setting forth, collectively, substantially the matters in the opinions designated in ANNEX A to this Agreement.

         C. All documents executed or submitted in connection with the transactions contemplated hereby by or on behalf of Company or any of its Subsidiaries shall be reasonably satisfactory in form and substance to Agents and their counsel; Agents and their counsel shall have received all information, approvals, opinions, documents or instruments that Agents or their counsel shall have reasonably requested.

SECTION 4. COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Second Additional Tranche D Term Loan Lenders and Agents to enter into this Agreement, Company represents and warrants to each Lender that the following statements are true, correct and complete on and as of the Increased Commitments Closing Date:

         A. CORPORATE POWER AND AUTHORITY. Each of Company and its Subsidiaries has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Agreement (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Agreement, the incurrence of the Second Additional Tranche D Term Loans and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of Company and each of its Subsidiaries.

         C. NO CONFLICT. The execution, delivery and performance by each of Company and each of its Subsidiaries of this Agreement, and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of (x) any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries where such violations in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (y) the Certificate or the Articles of Incorporation or Bylaws of Parent, Company or any of Company's Subsidiaries or (z) any order, judgment or decree of any court or other agency of government binding on Company or any of Company's Subsidiaries where such violations in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under any Contractual Obligation of Parent, Company or any of its Subsidiaries where such conflict, breach or default in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of Company's Subsidiaries (other than

Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of or consent of any Person under any Contractual Obligation of Parent, Company or any of Company's Subsidiaries, except for such approvals or consents the failure of which to obtain has not had and could not reasonably be expected to have a Material Adverse Effect.

         D. GOVERNMENTAL CONSENTS. The execution, delivery and performance by each of Company and each of its Subsidiaries of this Agreement, and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body other than any such registrations, consents, approvals, notices or other actions (x) that have been made, obtained or taken on or prior to the date on which such registrations, consents, approvals, notices or other actions are required to be made, obtained or taken, as the case may be, and are in full force and effect or (y) the failure of which to make, obtain or take has not had and could not reasonably be expected to have a Material Adverse Effect.

         E. BINDING OBLIGATION. Each of this Agreement and the Amended Agreement has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Increased Commitments Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement that would constitute an Event of Default or a Potential Event of Default.

SECTION 5. ACKNOWLEDGEMENT AND CONSENT

         Each of Parent and the Subsidiary Guarantors (each a "GUARANTOR") is a party to a Guaranty and each such Guarantor has guarantied the Obligations.

         Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Agreement and consents to the amendment of the Credit Agreement and the increase in Tranche D Term Loan Commitments and the Tranche D Term Loans effected pursuant to this Agreement. Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guaranty to the fullest extent possible the payment and performance of all "Guarantied Obligations" as such term is defined in the applicable Guaranty, including without limitation the payment and performance of all such "Guarantied Obligations" in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement.

         Each Guarantor (a) acknowledges and agrees that the Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement;
(b) represents and warrants that all representations and warranties contained in the Amended Agreement and in the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Increased Commitments Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and (c) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Agreement and (ii) nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 6. MISCELLANEOUS

         A. EFFECT OF AGREEMENT. Reference to and effect on the Credit Agreement and the other Loan Documents.

                  (i) On and after the Increased Commitments Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) On and after the Increased Commitments Closing Date, each reference in the other Loan Documents to the "Lenders", "Commitments", or words of like import shall mean and be a reference to the Lenders and Commitments as amended by this Agreement.

                  (iii) Except as specifically amended by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iv) The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Agreement and the documents and transactions contemplated hereby shall be for the account of Company.

         C. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement (other than the provisions of Section 1 and Section 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Company, Second Additional Tranche D Term Loan Lenders, Syndication Agent, Administrative Agent, and the Guarantors and receipt by Company and Agents of written or telephonic notification of such execution and authorization of delivery thereof.


                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                      DECRANE AIRCRAFT HOLDINGS, INC.,
                                      a Delaware corporation


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      AEROSPACE DISPLAY SYSTEMS, INC., a
                                      Delaware corporation (for purposes of
                                      Section 5 only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      AUDIO INTERNATIONAL, INC., an
                                      Arkansas corporation (for purposes of
                                      Section 5 only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      AVTECH CORPORATION, a Washington
                                      corporation (for purposes of Section 5
                                      only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                      BOOTH ACQUISITION, LLC, a Delaware
                                      limited liability corporation (for
                                      purposes of Section 4 only) as a
                                      Subsidiary Guarantor


                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:



                                      CORY COMPONENTS, INC., a California
                                      corporation (for purposes of Section 4
                                      only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      DETTMERS INDUSTRIES, INC., a Delaware
                                      corporation (for purposes of Section 4
                                      only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      ELSINORE AEROSPACE SERVICES, INC., a
                                      California corporation (for purposes of
                                      Section 4 only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                      ELSINORE ENGINEERING, INC., a
                                      California corporation (for purposes of
                                      Section 5 only) as a Subsidiary Guarantor



                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      HOLLINGSEAD INTERNATIONAL, INC.,
                                      a California corporation (for purposes of Section 5 only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      TRI-STAR ELECTRONICS INTERNATIONAL, INC., a California corporation (for purposes of Section 5 only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      PATS, INC., a Maryland corporation (for
                                      purposes of Section 5 only) as a
                                      Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                      PATS AIRCRAFT AND ENGINEERING CORPORATION, a Maryland corporation (for purposes of Section 5 only) as a Subsidiary Guarantor



                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      FLIGHT REFUELING, INC., a Maryland
                                      corporation (for purposes of Section 5
                                      only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      PATRICK AIRCRAFT TANK SYSTEMS, INC.,
                                      a Maryland corporation (for purposes of
                                      Section 5 only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      PATS SUPPORT, INC., a Maryland corporation
                                      (for purposes of Section 5 only) as a
                                      Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                      PPI HOLDINGS, INC., a Kansas corporation
                                      (for purposes of Section 5 only) as a
                                      Subsidiary Guarantor



                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      PRECISION PATTERN, INC., a Kansas
                                      corporation (for purposes of Section 5
                                      only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      CUSTOM WOODWORK & PLASTICS, INC.,
                                      a Delaware corporation (for purposes of
                                      Section 5 only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      INTERNATIONAL CUSTOM INTERIORS, INC.,
                                      a Florida corporation (for purposes of
                                      Section 5 only) as a Subsidiary Guarantor


                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer
                                      S-5

                                      PCI ACQUISITION CO., INC., a Delaware
                                      corporation (for purposes of Section 5
                                      only) as a Subsidiary Guarantor



                                      By:
                                         -------------------------------------
                                           Name:  Richard J. Kaplan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                      DECRANE HOLDINGS CO., a Delaware
                                      corporation (for purposes of Section 5
                                      only) as a guarantor



                                      By:
                                         ---------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                      CREDIT SUISSE FIRST BOSTON (successor
                                      to DLJ Capital Funding, Inc.), as a Second
                                      Additional Tranche D Term Loan Lender and as Syndication Agent


                                      By:
                                         ---------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                      BANK ONE, NA, as Administrative Agent


                                      By:
                                         ---------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       I-1
                                   SCHEDULE I


                                 SECOND ADDITIONAL TRANCHE D                PRO RATA
        LENDER                       TERM LOAN COMMITMENT                     SHARE
        ------                       --------------------                     -----
Credit Suisse First Boston               $20,000,000                          100.0%

                                     ANNEX A

             MATTERS TO BE COVERED IN OPINION OF COUNSEL TO COMPANY


                  1. Company has been duly incorporated, and is validly existing in good standing under the laws of the State of Delaware with corporate power to own its properties and assets, to enter into the Agreement and to perform its obligations under the Agreement.

                  2. The execution, delivery and performance of the Agreement by Company and the incurrence of the Second Additional Tranche D Term Loans have been duly authorized by all necessary corporate action on the part of Company, the Agreement has been duly executed and delivered by Company, and the Agreement and the Amended Agreement constitute the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

                  3. Company's execution and delivery of the Agreement and the consummation of the transactions contemplated by the Agreement do not and will not (i) violate the Certificate of Incorporation or By-laws of Parent or of Company, (ii) violate, breach or result in a default under any existing obligation of Parent or of Company under any other agreement, (iii) breach or otherwise violate any existing obligation of Company under any order, judgment or decree of any New York, California or federal court or Governmental Authority binding on Company or (iv) violate any New York, California or federal statute or regulation.

                  4. No governmental consents, approvals, authorizations, registrations, declarations or filings are required by Company in connection with the execution and delivery by Company of the Agreement, and the performance by Company of the Amended Agreement.

                                    EXHIBIT A

                         APRIL 2001 AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                                                EXHIBIT 10.10.4

                                U.S. $340,000,000

                         APRIL 2001 AMENDED AND RESTATED
                                CREDIT AGREEMENT


                           DATED AS OF APRIL 27, 2001


                                      AMONG


                        DECRANE AIRCRAFT HOLDINGS, INC.,

                                  AS BORROWER,

                           THE LENDERS LISTED HEREIN,

                                   AS LENDERS,

                           CREDIT SUISSE FIRST BOSTON,

                              AS SYNDICATION AGENT,

                                       AND

                                  BANK ONE, NA,

                            AS ADMINISTRATIVE AGENT,



                       SOLE LEAD ARRANGER AND BOOK RUNNER:

                           CREDIT SUISSE FIRST BOSTON

                         DECRANE AIRCRAFT HOLDINGS, INC.

                           THIRD AMENDED AND RESTATED
                                CREDIT AGREEMENT


                                TABLE OF CONTENTS

Section 1.      DEFINITIONS......................................................................................3

       1.1      Defined Terms....................................................................................3

       1.2      Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement..............36

       1.3      Other Definitional Provisions and Rules of Construction.........................................37

Section 2.      AMOUNTS AND TERMS OF COMMITMENTS AND LOANS......................................................37

       2.1      Commitments; Making of Loans; Notes.............................................................37

       2.2      Interest on the Loans...........................................................................48

       2.3      Fees............................................................................................54

       2.4      Repayments, Prepayments and Reductions in Loan Commitments; General Provisions Regarding
                Payments........................................................................................58

       2.5      Use of Proceeds.................................................................................68

       2.6      Special Provisions Governing Eurodollar Rate Loans..............................................69

       2.7      Increased Costs; Taxes; Capital Adequacy........................................................71

       2.8      Obligation of Lenders and Issuing Lenders to Mitigate; Replacement of Lender....................76

Section 3.      LETTERS OF CREDIT...............................................................................77

       3.1      Issuance of Letters of Credit and Lenders' Purchase of Participations Therein...................77

       3.2      Letter of Credit Fees...........................................................................79

       3.3      Drawings and Reimbursement of Amounts Paid Under Letters of Credit..............................80

       3.4      Obligations Absolute............................................................................82

       3.5      Indemnification; Nature of Issuing Lenders' Duties..............................................83

       3.6      Increased Costs and Taxes Relating to Letters of Credit.........................................84

Section 4.      CONDITIONS TO LOANS AND LETTERS OF CREDIT.......................................................85

       4.1      Conditions to Initial Loans.....................................................................85

       4.2      Conditions to Loans Made on Merger Date.........................................................90


                                       i
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
       4.3      Conditions to Acquisition Loans.................................................................92

       4.4      Conditions to Loans Made on Each Funding Date...................................................92

       4.5      Conditions to Letters of Credit.................................................................93

       4.6      Conditions to the First Additional Tranche B Term Loans.........................................93

       4.7      Conditions to the Second Additional Tranche B Term Loans........................................93

       4.8      Conditions to the Additional Tranche A Term Loans and Tranche D Term Loans......................93

       4.9      Conditions to the Second Additional Tranche A Term Loans and the Additional Tranche D
                Term Loans......................................................................................93

Section 5.      COMPANY'S REPRESENTATIONS AND WARRANTIES........................................................94

       5.1      Organization, Powers, Qualification, Good Standing, Business and Subsidiaries...................94

       5.2      Authorization of Borrowing, etc.................................................................94

       5.3      Financial Condition.............................................................................95

       5.4      No Material Adverse Change; No Restricted Junior Payments.......................................96

       5.5      Title to Properties; Liens; Real Property.......................................................96

       5.6      Litigation; Adverse Facts.......................................................................96

       5.7      Payment of Taxes................................................................................97

       5.8      Governmental Regulation.........................................................................97

       5.9      Securities Activities...........................................................................97

       5.10     Employee Benefit Plans..........................................................................97

       5.11     Environmental Protection........................................................................98

       5.12     Employee Matters................................................................................98

       5.13     Solvency........................................................................................98

       5.14     Matters Relating to Collateral..................................................................98

       5.15     Disclosure......................................................................................99

       5.16     Year 2000 Compliance...........................................................................100

Section 6.      COMPANY'S AFFIRMATIVE COVENANTS................................................................100

       6.1      Financial Statements and Other Reports.........................................................100

       6.2      Legal Existence, etc...........................................................................103

       6.3      Payment of Taxes and Claims; Tax Consolidation.................................................103

       6.4      Maintenance of Properties; Insurance; Application of Net Insurance/Condemnation Proceeds.......104

       6.5      Inspection Rights..............................................................................104

       6.6      Compliance with Laws, etc......................................................................105

       6.7      Execution of Subsidiary Guaranty and Personal Property Collateral Documents by Certain
                Subsidiaries and Future Subsidiaries; IP Collateral............................................105

       6.8      Future Leased Property and Future Acquisitions of Real Property:  Future Acquisition of
                Other Property.................................................................................106

       6.9      Merger.........................................................................................107

       6.10     Second Merger..................................................................................108

       6.11     Year 2000 Compliance...........................................................................108

       6.12     PTO and CO Cover Sheets, Etc...................................................................108

       6.13     Mortgages......................................................................................108

Section 7.      COMPANY'S NEGATIVE COVENANTS...................................................................109

       7.1      Indebtedness...................................................................................109

       7.2      Liens and Related Matters......................................................................110

       7.3      Investments....................................................................................112

       7.4      Contingent Obligations.........................................................................113

       7.5      Restricted Junior Payments.....................................................................114

       7.6      Financial Covenants............................................................................115

       7.7      Restriction on Fundamental Changes; Asset Sales and Acquisitions...............................118

       7.8      Consolidated Capital Expenditures..............................................................120

       7.9      Fiscal Year....................................................................................121

       7.10     Sales and Lease-Backs..........................................................................121

       7.11     Sale or Discount of Receivables................................................................121

       7.12     Transactions with Stockholders and Affiliates..................................................122

       7.13     Issuance of Subsidiary Equity..................................................................122

       7.14     Conduct of Business............................................................................122

       7.15     Amendments or Waivers of Merger Agreement; Amendments of Documents Relating to
                Subordinated Indebtedness......................................................................122

       7.16     ERDA Acquisition...............................................................................123

Section 8.      EVENTS OF DEFAULT..............................................................................123

       8.1      Failure to Make Payments When Due..............................................................123

       8.2      Default in Other Agreements....................................................................123

       8.3      Breach of Certain Covenants....................................................................124

       8.4      Breach of Warranty.............................................................................124

       8.5      Other Defaults Under Loan Documents............................................................124

       8.6      Involuntary Bankruptcy; Appointment of Receiver, etc...........................................124

       8.7      Voluntary Bankruptcy; Appointment of Receiver, etc.............................................125

       8.8      Judgments and Attachments......................................................................125

       8.9      Dissolution....................................................................................125

       8.10     Employee Benefit Plans.........................................................................125

       8.11     Change in Control..............................................................................125

       8.12     Invalidity of Guaranties; Failure of Security; Repudiation of Obligations......................125

       8.13     Mergers........................................................................................126

Section 9.      THE AGENTS 127

       9.1      Appointment....................................................................................127

       9.2      Powers and Duties; General Immunity............................................................128

       9.3      Successor Agents and Swing Line Lender.........................................................131

       9.4      Collateral Documents and Guaranties............................................................132

Section 10.     MISCELLANEOUS..................................................................................133

       10.1     Assignments and Participations in Loans and Letters of Credit..................................133

       10.2     Expenses.......................................................................................135

       10.3     Indemnity......................................................................................136

       10.4     Set-Off; Security Interest in Deposit Accounts.................................................137

       10.5     Ratable Sharing................................................................................137

       10.6     Amendments and Waivers.........................................................................138

       10.7     Independence of Covenants......................................................................139

       10.8     Notices........................................................................................139

       10.9     Survival of Representations, Warranties and Agreements.........................................139

       10.10    Failure or Indulgence Not Waiver; Remedies Cumulative..........................................139

       10.11    Marshalling; Payments Set Aside................................................................140

       10.12    Severability...................................................................................140

       10.13    Obligations Several; Independent Nature of Lenders' Rights.....................................140

       10.14    Headings.......................................................................................140

       10.15    Applicable Law.................................................................................140

       10.16    Successors and Assigns.........................................................................141

       10.17    Consent to Jurisdiction and Service of Process.................................................141

       10.18    Waiver of Jury Trial...........................................................................142

       10.19    Confidentiality................................................................................142

       10.20    Counterparts; Effectiveness....................................................................143

                                   EXHIBITS

I.          FORM OF NOTICE OF BORROWING

II.         FORM OF NOTICE OF CONVERSION/CONTINUATION

III.        FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT

IV.         FORM OF TRANCHE A TERM NOTE

V.          FORM OF TRANCHE B TERM NOTE

VI.         FORM OF WORKING CAPITAL NOTE

VII.        FORM OF SWING LINE NOTE

VIII.       FORM OF ACQUISITION NOTE

IX.         FORM OF COMPLIANCE CERTIFICATE

X-1.        FORM OF CLOSING DATE OPINION OF DAVIS POLK & WARDWELL

X-2         FORM OF CLOSING DATE OPINION OF SPOLIN & SILVERMAN

XI.         FORM OF OPINION OF O'MELVENY & MYERS LLP

XII.        FORM OF ASSIGNMENT AGREEMENT

XIII.       FORM OF CERTIFICATE RE NON-BANK STATUS

XIV.        FORM OF FINANCE CO. PLEDGE AGREEMENT

XV.         FORM OF DAH PLEDGE AGREEMENT

XVI.        FORM OF SECURITY AGREEMENT

XVII        FORM OF ACQUISITION CO. GUARANTY

XVIII.      FORM OF SUBSIDIARY GUARANTY

XIX.        FORM OF SUBSIDIARY PLEDGE AGREEMENT

XX.         FORM OF PARENT PLEDGE AGREEMENT

XXI.        FORM OF PARENT GUARANTY

XXII.       FORM OF SOLVENCY CERTIFICATE

XXIII.      FORM OF COLLATERAL ACCOUNT AGREEMENT

XXIV-1.     FORM OF MERGER DATE OPINION OF DAVIS POLK & WARDWELL

XXIV-2.     FORM OF MERGER DATE OPINION OF SPOLIN & SILVERMAN

XXV.        FORM OF MERGER DATE OPINION OF COMPANY LOCAL COUNSEL

XXVI.       FORM OF PERMITTED ACQUISITION COMPLIANCE CERTIFICATE

XXVII.      FORM OF INVESTMENT ACCOUNT AGREEMENT

XXVIII. FORM OF INTERCOMPANY NOTE RELATING TO TRANCHE A TERM LOANS AND WORKING CAPITAL LOANS

XXIX.       FORM OF INTERCOMPANY NOTE RELATING TO TRANCHE B TERM LOANS

XXX.        FORM OF INTERCOMPANY DEBT SUBORDINATION AGREEMENT

XXXI.       FORM OF SECOND ADDITIONAL TRANCHE B TERM NOTE

XXXII.      FORM OF TRANCHE D TERM NOTE

                                    SCHEDULES

I         LIST OF LENDERS PARTY TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

2.1       LENDERS' COMMITMENTS AND PRO RATA SHARES

5.1       SUBSIDIARIES OF COMPANY

5.5       REAL PROPERTY

5.6       LITIGATION

5.11      ENVIRONMENTAL MATTERS

6.8       MERGER DATE MORTGAGED PROPERTIES

7.1       CERTAIN EXISTING INDEBTEDNESS

7.2       CERTAIN EXISTING LIENS

7.3       CERTAIN EXISTING INVESTMENTS

7.4       CERTAIN EXISTING CONTINGENT OBLIGATIONS

7.12      CERTAIN AGREEMENTS WITH AFFILIATES

                         DECRANE AIRCRAFT HOLDINGS, INC.
                APRIL 2001 AMENDED AND RESTATED CREDIT AGREEMENT


         This APRIL 2001 AMENDED AND RESTATED CREDIT AGREEMENT is dated as of April 27, 2001, and entered into by and among DECRANE AIRCRAFT HOLDINGS, INC., a Delaware corporation ("DAH"), THE LENDERS LISTED ON SCHEDULE I ATTACHED HERETO (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), CREDIT SUISSE FIRST BOSTON ("DLJ") (previously known as DLJ Capital Funding, Inc.), as syndication agent hereunder for Lenders (in such capacity, "SYNDICATION AGENT"), and BANK ONE, NA, as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT").

                                 R E C I T A L S

         WHEREAS, DLJMB formed Parent, Finance Co. and Acquisition Co. for the purpose of tendering in the Tender Offer for the purchase of all the outstanding DAH Common Stock and to acquire any DAH Common Stock not so purchased in the Tender Offer in the Merger (capitalized terms used herein without definition shall have the meanings set forth therefor in subsection 1.1 of this Agreement);

         WHEREAS, as soon after the consummation of the Tender Offer as was practical, Acquisition Co. and DAH consummated the Merger and as soon thereafter as was practical Finance Co. and DAH consummated the Second Merger, all with the effect that DLJMB and management of DAH and its Subsidiaries indirectly own all of the outstanding capital stock of DAH;

         WHEREAS, pursuant to the Credit Agreement dated as of August 28, 1998, among Company, the financial institutions listed on the signature pages thereof, Syndication Agent and Administrative Agent (the "ORIGINAL CREDIT AGREEMENT"), Lenders agreed to extend certain credit facilities to Company to be used for the purposes of providing funds for (x) the Acquisition Financing Requirements, (y) working capital and/or other general purposes of Company and its Subsidiaries and (z) financing Permitted Acquisitions;

         WHEREAS, Parent and Acquisition Co. guaranteed the Obligations under the Original Credit Agreement and under the other Loan Documents and Parent agreed to secure its guaranty by granting to Administrative Agent on behalf of Lenders, a first priority Lien on all of the capital stock of Company;

         WHEREAS, upon consummation of the Merger and the Second Merger, Company secured all of the Obligations hereunder and under the other Loan Documents by granting to Administrative Agent, on behalf of Lenders, a first priority Lien on substantially all of its personal property and its real property, including a pledge of all of the capital stock of its Domestic Subsidiaries and a pledge of 65% of the capital stock of its Foreign Subsidiaries that are owned by Company or a Domestic Subsidiary;

         WHEREAS, upon consummation of the Merger and the Second Merger, each of Company's Domestic Subsidiaries guaranteed the Obligations hereunder and under the other Loan Documents and secured its guaranty by granting to Administrative Agent on behalf of Lenders, a first priority Lien on substantially all of its personal property and real property, including a pledge of all of the capital stock of each of its Domestic Subsidiaries and 65% of the capital stock of each of its direct Foreign Subsidiaries;

         WHEREAS, DAH, the lenders that executed the signature pages thereof (which lenders constituted the Requisite Lenders and all Tranche B Term Loan Lenders having a First Additional Tranche B Term Loan Commitment), the Subsidiaries of DAH listed on the signature pages thereof (for the limited purposes set forth therein), Syndication Agent and Administrative Agent entered into that certain First Amendment to Credit Agreement, dated as of January 22, 1999 (the "FIRST AMENDMENT TO ORIGINAL CREDIT AGREEMENT"), whereby (i) the aggregate amount of the Tranche B Term Loans was increased from $45,000,000 to $65,000,000, (ii) the interest rate margins applicable to the Loans were increased and (iii) certain other amendments were made as set forth therein;

         WHEREAS, DAH, the lenders that executed the signature pages thereof (which lenders constituted the Requisite Lenders and all Lenders having a Second Additional Tranche B Term Loan Commitment), the Subsidiaries of DAH listed on the signature pages thereof (for certain limited purposes described therein), Parent (for certain limited purposes described therein), Syndication Agent and Administrative Agent entered into that certain Amendment Agreement to Credit Agreement dated as of April 23, 1999 (the "APRIL 1999 AMENDMENT AGREEMENT"), pursuant to which the Original Credit Agreement, as amended by the First Amendment to Original Credit Agreement, was amended and restated in its entirety as set forth in that certain Amended and Restated Credit Agreement, dated as of April 23, 1999 (the "FIRST AMENDED AND RESTATED CREDIT AGREEMENT");

         WHEREAS, DAH, the lenders that executed the signature pages thereof (which lenders constituted the Requisite Lenders, all Tranche A Term Loan Lenders having an Additional Tranche A Term Loan Commitment and all Lenders having a Tranche D Term Loan Commitment), the Subsidiaries of DAH listed on the signature pages thereof (for certain limited purposes described therein), Parent (for certain limited purposes described therein), Syndication Agent and Administrative Agent entered into that certain Amendment Agreement to Credit Agreement dated as of December 17, 1999 (the "DECEMBER 1999 AMENDMENT AGREEMENT"), pursuant to which the First Amended and Restated Credit Agreement, was amended and restated in its entirety as set forth in that certain Second Amended and Restated Credit Agreement, dated as of December 17, 1999 (the "SECOND AMENDED AND RESTATED CREDIT AGREEMENT");

         WHEREAS, DAH, the lenders that executed the signature pages thereof (which lenders constituted the Requisite Lenders, all Tranche A Term Loan Lenders having a Second Additional Tranche A Term Loan Commitment, and all Tranche D Term Loan Lenders having an Additional Tranche D Term Loan Commitment), the Subsidiaries of DAH listed on the signature pages thereof (for certain limited purposes described therein), Parent (for certain limited purposes described therein), Syndication Agent and Administrative Agent have entered into that certain Amendment Agreement to Credit Agreement dated as of May 11, 2000 (the "MAY 2000 AMENDMENT AGREEMENT"), pursuant to which the Second Amended and Restated Credit Agreement, was amended and restated in its entirety as set forth in that certain Third Amended and Restated Credit Agreement, dated as of May 11, 2000 (the "EXISTING AGREEMENT");

         WHEREAS, DAH, the lenders that executed the signature pages thereof (which lenders constituted the Requisite Lenders), Syndication Agent and Administrative Agent entered into that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of June 30, 2000 (the "FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT"), whereby (i) the Company was permitted to issue up to $25,000,000 of Senior Exchangeable Preferred Stock (ii) the requirements for the ERDA Acquisition were amended and
(iii) certain other amendments were made as set forth therein;

         WHEREAS, DAH, the lenders that executed the signature pages thereof (which lenders constituted all Tranche D Term Loan Lenders having a Second Additional Tranche D Term Loan Commitment), Syndication Agent and Administrative Agent have entered into that certain Increased Commitments Agreement pursuant to Third Amended and Restated Credit Agreement dated as of April 27, 2001 (the "INCREASED COMMITMENTS AGREEMENT"), pursuant to which the Existing Agreement, as amended by the First Amendment to Third Amended and Restated Credit Agreement, has been amended and restated in its entirety as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders, Syndication Agent and Administrative Agent agree as follows:

Section 1. DEFINITIONS

1.1      Defined Terms.

The following terms used in this Agreement shall have the following meanings:

         "ACQUIRED CONTROLLED PERSON" means any Person (i) in which Company or any of its Subsidiaries has made an Investment permitted under subsection 7.3(viii) and (ii) as to which Company or such Subsidiary exercises control. For purposes hereof, "control" means the power to appoint a majority of the board of directors (or other equivalent governing body) of such Person or to otherwise direct or cause the direction of the management or policies of such Person, whether by contractual arrangement or otherwise.

         "ACQUISITION CO." means DeCrane Acquisition Co., a Delaware corporation.

         "ACQUISITION CO. GUARANTY" means the Acquisition Co. Guaranty executed and delivered by Acquisition Co. on the Closing Date, substantially in the form of Exhibit XVII hereto, as such Acquisition Co. Guaranty may be amended, supplemented or otherwise modified from time to time.

         "ACQUISITION FINANCING REQUIREMENTS" means the aggregate of all amounts necessary (i) to finance the purchase price of the DAH Common Stock in the Tender Offer and the Merger, (ii) to repay in full the Existing DAH Debt and
(iii) to pay Transaction Costs.

         "ACQUISITION LENDER" means a Lender having an Acquisition Loan Commitment.

         "ACQUISITION LOANS" means the Loans made by Acquisition Lenders to Company pursuant to subsection 2.1A(v).

         "ACQUISITION LOAN COMMITMENT" means the commitment of an Acquisition Lender to make Acquisition Loans to Company pursuant to subsection 2.1A(v), and "Acquisition Loan Commitments" means such commitments of all Lenders in the aggregate.

         "ACQUISITION LOAN COMMITMENT TERMINATION DATE" means September 30,
2004.

         "ACQUISITION LOAN EXPOSURE" means, with respect to any Acquisition Lender as of any date of determination (i) prior to the termination of the Acquisition Loan Commitments, that Acquisition Lender's Acquisition Loan Commitment and (ii) after the termination of the Acquisition Loan Commitments, the aggregate outstanding principal amount of the Acquisition Loans of that Acquisition Lender.

         "ACQUISITION NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1D(v) on the Closing Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Acquisition Loan Commitments and Acquisition Loans of any Acquisition Lenders, in each case substantially in the form of
EXHIBIT VIII annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "ADDITIONAL TRANCHE A TERM LOAN COMMITMENT" means the commitment of a Lender to make an Additional Tranche A Term Loan to Company on the Second Amended and Restated Credit Agreement Closing Date pursuant to subsection 2.1A(i), and "ADDITIONAL TRANCHE A TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "ADDITIONAL TRANCHE A TERM LOANS" means only those Tranche A Term Loans made by Tranche A Term Loan Lenders to Company on the Second Amended and Restated Credit Agreement Closing Date pursuant to subsection 2.1A(i).

         "ADDITIONAL TRANCHE A TERM NOTES" means the promissory notes of Company issued pursuant to subsection 2.1D on the Second Amended and Restated Credit Agreement Closing Date, substantially in the form of EXHIBIT IV annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "ADDITIONAL TRANCHE D TERM LOAN COMMITMENT" means the commitment of a Lender to make an Additional Tranche D Term Loan to Company on the Third Amended and Restated Credit Agreement Closing Date pursuant to subsection 2.1A(vi), and "ADDITIONAL TRANCHE D TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "ADDITIONAL TRANCHE D TERM LOANS" means only those Tranche D Term Loans made by Tranche D Term Loan Lenders to Company on the Third Amended and Restated Credit Agreement Closing Date pursuant to subsection 2.1A(vi).

         "ADDITIONAL TRANCHE D TERM NOTES" means the promissory notes of Company issued pursuant to subsection 2.1D on the Third Amended and Restated Credit Agreement Closing Date, substantially in the form of EXHIBIT XXXII annexed hereto, or they may be amended, supplemented or otherwise modified form time to time.

         "ADJUSTED EURODOLLAR RATE" means, with respect to a Eurodollar Rate Loan for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period. The Eurodollar Rate shall be rounded to the next higher multiple of 1/100 of 1% if the rate is not such a multiple.

         "ADMINISTRATIVE AGENT" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.3A.

         "AFFECTED LENDER" has the meaning assigned to that term in subsection 2.6C.

         "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "AFFILIATED FUND" means, with respect to any Lender, any fund that invests in commercial loans and is managed by such Lender or by the same investment advisor as such Lender or by an Affiliate of such Lender or investment advisor.

         "AGENTS" means, collectively, the Syndication Agent and the Administrative Agent.

         "AGREEMENT" means this April 2001 Amended and Restated Credit Agreement dated as of April 27, 2001, as it may be amended, supplemented or otherwise modified from time to time.

         "AMENDED AND RESTATED CREDIT AGREEMENT CLOSING DATE" means the date on or before May 6, 1999 on which the Second Additional Tranche B Term Loans were made.

         "ANNUALIZED" means (i) with respect to the Fiscal Quarter of Company ending December 31, 1998, the applicable amount for such Fiscal Quarter multiplied by four, (ii) with respect to the Fiscal Quarter of Company ending March 31, 1999, the applicable amount for such Fiscal Quarter and the immediately preceding Fiscal Quarter multiplied by two, and (iii) with respect to the Fiscal Quarter of Company ending June 30, 1999, the applicable amount for such Fiscal Quarter and the immediately preceding two Fiscal Quarters multiplied by one and one-third.

         "APRIL 1999 AMENDMENT AGREEMENT" has the meaning assigned to that term in the Recitals.

         "ARRANGER" means DLJ, as sole lead arranger and as book runner of the credit facilities described herein.

         "ASSET SALE" means the sale, lease, assignment or other transfer (whether voluntary or involuntary) for value (collectively, a "transfer") by Company or any of its Subsidiaries to any Person other than Company or any of its Wholly-Owned Subsidiaries of (i) any of the equity ownership of any of Company's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries (other than (a) inventory and obsolete or worn out equipment sold in the ordinary course of business, (b) Cash Equivalents, and (c) any such other assets to the extent that the aggregate value of such assets transferred in any single transaction or related series of transactions is equal to $250,000 or less).

         "ASSIGNMENT AGREEMENT" means an Assignment Agreement in substantially the form of Exhibit XII annexed hereto.

         "ASSUMED INDEBTEDNESS" means Indebtedness of a Person which (i) is in existence at the time such Person becomes a Subsidiary of Company, or (ii) is assumed in connection with an Investment in or acquisition of such Person, and has not been incurred or created by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of Company.

         "AUTHORIZED OFFICER" means, relative to any Loan Party, its chief executive officer, president, treasurer, chief financial officer or chief accounting officer and any of its other officers whose signatures and incumbency shall have been certified to Administrative Agent and the Lenders pursuant to Sections 4.1A(iv) and 4.2A(iv).

         "AVTECH" means Avtech corporation, a Washington corporation, and its successors.

         "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

         "BASE RATE" means, for any day, a rate of interest per annum equal to the higher of (i) the Corporate Base Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

         "BASE RATE LOANS" means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

         "BUSINESS DAY" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Base Rate, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, New York and Los Angeles for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and Los Angeles for the conduct of substantially all of their commercial lending activities.

         "CAPITAL LEASE", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "CARL BOOTH ACQUISITION" means the acquisition by Company of 100% of the equity securities of Carl F. Booth & Company, for a purchase price of approximately $19,000,000 pursuant to that certain Stock Purchase and Sale Agreement dated as of May 11, 2000, by and among Carl F. Booth & Company and Company.

         "CASH" means money, currency or a credit balance in a Deposit Account.

         "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (iii) commercial paper maturing no more than 270 days from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank (including a U.S. branch of a foreign bank) that is a member of the Federal Reserve and has a combined capital and surplus and undivided profits of at least $500,000,000); (v) repurchase agreements which (a) are entered into with any entity referred to in clauses (iii) or (iv) above or any other financial institution whose unsecured long-term debt (or the unsecured long-term debt of whose holding company) is rated at least A- or better by S&P or A3 or better by Moody's and maturing not more than one year after such time; and (b) are secured by a fully perfected security interest in securities of a type referred to in clauses (i) or (ii) above and which have a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into; (vi) short-term tax exempt securities that are rated not lower than MIG-1/1+ or either Moody's or S&P with provisions for liquidity or maturity accommodations of 183 days or less; (vii) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) through
(vi) and as to which withdrawals are permitted at least every 90 days and
(viii) in the case of any Subsidiary of the Company organized or having its principal place of business outside the United States, investments denominated in the currency of the jurisdiction in which such Subsidiary is organized or has its principal place of business which are similar to the items specified in clauses (i) through (vii) above.

         "CERTIFICATE RE NON-BANK STATUS" means a certificate substantially in the form of EXHIBIT XIII annexed hereto delivered by a Lender to Administrative Agent pursuant to subsection 2.7B(iv).

         "CHANGE IN CONTROL" means (i) the failure of Parent at any time to own, directly or indirectly, free and clear of all Liens and encumbrances (other than Liens created under the Loan Documents and Liens described in clauses (i) and
(iv) of the definition of "Permitted Encumbrances"), all right, title and interest in 100% of the capital stock of Company, other than the Company Preferred Stock; (ii) the failure of the DLJMB and the Affiliates of any entity included in the definition of "DLJMB" to own at least 51% (on a fully diluted basis) of the economic and voting interest in the voting stock of Parent; (iii) the failure of DLJMB and the Affiliates of any entity included in the definition of "DLJMB" at any time to have the right to designate or nominate at least 51% of the Board of Directors of Parent; or (iv) the occurrence of a "Change in Control" as defined under any agreement governing any Subordinated Indebtedness issued by Company or the PIK Preferred Stock or PIK Notes issued by Parent.

         "CLOSING DATE" means August 28, 1998.

         "CO" means the United States Copyright Office or any successor or substitute office in which filings are necessary or, in the opinion of Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

         "COLLATERAL" means, collectively, all of the real, personal and mixed property (including capital stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

         "COLLATERAL ACCOUNT" has the meaning assigned to that term in the Collateral Account Agreement.

         "COLLATERAL ACCOUNT AGREEMENT" means the Collateral Account Agreement executed and delivered by Company and Administrative Agent on the Closing Date, substantially in the form of EXHIBIT XXIII annexed hereto, as such Collateral Account Agreement may hereafter be amended, supplemented or otherwise modified from time to time.

         "COLLATERAL DOCUMENTS" means (i) prior to the consummation of the Merger and the Second Merger, the Parent Pledge Agreement, the Finance Co. Pledge Agreement, the Collateral Account Agreement and the Investment Account Agreement and (ii) from and after the consummation of the Merger and the Second Merger, the Parent Pledge Agreement, the Security Agreement, the DAH Pledge Agreement, the Subsidiary Pledge Agreements and the Mortgages, and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, on behalf of Lenders, a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations.

         "COMMITMENTS" means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

         "COMPANY" means (i) until the consummation of the Second Merger, Finance Co. and (ii) upon and after the consummation of the Second Merger, DAH.

         "COMPANY EXCESS CASH FLOW AMOUNT" means, at any date, the portion of Consolidated Excess Cash Flow for each Fiscal Year ending prior to such date (commencing with the Fiscal Year ending December 31, 1999) not required to be applied to prepay the Loans in accordance with subsection 2.4B(iii)(d).

         "COMPANY PREFERRED STOCK" means the Senior Exchangeable Preferred Stock, which shall accrue dividends at the rate of 16.0% per annum and mature in 2009, issued by Company, the proceeds of which will be used as provided in subsection 7.16.

         "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT IX annexed hereto delivered to Agents and Lenders by Company pursuant to subsection 6.1(iii).

         "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries; PROVIDED that Consolidated Capital Expenditures shall not include any such expenditures (x) made from the proceeds of (i) Net Insurance/Condemnation Proceeds as permitted under Section 7.7(ix) or (ii) proceeds from Assets Sales permitted pursuant to Section 7.7(xi) or (iii) proceeds from assets dispositions permitted by subsection 7.7(iii) , or dispositions of assets excluded from the definition of Asset Sales pursuant to clause (c) of the definition of "Asset Sale" or (y) that constitute an Investment made under subsection 7.3 (other than subsection 7.3(vii)).

         "CONSOLIDATED CURRENT ASSETS" means, as at any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

         "CONSOLIDATED CURRENT LIABILITIES" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of any Indebtedness that by its terms or by the terms of any instrument or agreement relating thereto matures more than one year from, or is renewable or extendable at the option of Company or a Subsidiary from, the date of creation thereof.

         "CONSOLIDATED EBITDA" means, for any period, subject to subsections 1.2(b) and 1.2(c), the sum (without duplication) of the amounts for such period of (i) Consolidated Net Income, (ii) any amount deducted on account of minority interests in determining Consolidated Net Income, (iii) Consolidated Interest Expense, (iv) any non-capitalized transaction costs incurred in connection with actual or proposed financings, acquisitions or divestitures (including, but not limited to, financing and refinancing fees and costs incurred in connection with the Transaction), (v) all amounts deducted on account of income taxes in determining Consolidated Net Income, (vi) total depreciation expense, (vii) total amortization expense, (viii) the amount deducted in determining Consolidated Net Income representing any net loss (or less any net gain) realized in connection with any sale, lease, conveyance or other disposition of any asset (other than in the ordinary course of business and other than from Company or any of its Subsidiaries to Company or any of its Subsidiaries), (ix) the amount deducted in determining Consolidated Net Income representing any extraordinary or non-recurring loss, (x) foreign currency translation and transaction losses (or minus foreign currency translation and transaction gains) and (xi) any other non-cash items reducing Consolidated Net Income LESS (a) other items increasing Consolidated Net Income constituting extraordinary gains and (b) Restricted Junior Payments of the type referred to in clause (iii)(x) of Subsection 7.5 made during such period, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

         "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated EBITDA and (b) the Consolidated Working Capital Adjustment MINUS (ii) the sum, without duplication, of the amounts for such period of (a) mandatory and scheduled repayments of the Loans and scheduled, mandatory and optional repayments of other Consolidated Total Debt (excluding repayments of Working Capital Loans and Acquisition Loans except to the extent the Working Capital Loan Commitments or the Acquisition Loan Commitments, as the case may be, are permanently reduced in connection with such repayments) in each case to the extent actually made during such period, (b) Consolidated Capital Expenditures paid in cash (without duplication, net of any proceeds of any related financings with respect to such expenditures), (c) Consolidated Interest Expense paid in cash, (d) the amount of taxes based on income of Company and its Subsidiaries paid or payable in cash during such period, (e) the amount paid for Permitted Acquisitions permitted and actually made under subsection 7.7(viii) and Investments permitted and actually made under subsection 7.3(xiii) but only to extent paid in cash from Company's or its Subsidiaries cash balances; (f) any payments with respect to Earn-Outs actually paid during such period, (g) gains on any sale, lease, conveyance, or other disposition of any asset (other than in the ordinary course of business), and (h) any distributions with respect to minority interests made during such period.

         "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, at the end of any Fiscal Quarter, subject to subsections 1.2(b) and 1.2(c), the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of Consolidated EBITDA to Consolidated Fixed Charges; PROVIDED that with respect to Consolidated Fixed Charges for the Fiscal Quarters ending December 31, 1998, March 31, 1999 and June 30, 1999, Consolidated Interest

Expense and scheduled principal payments on Consolidated Total Debt shall be determined on an Annualized basis.

         "CONSOLIDATED FIXED CHARGES" means, for any period, the sum (without duplication) of the amounts for such period of (i) the cash portion of Consolidated Interest Expense (net of cash interest income), (ii) taxes based on income actually paid or payable, (iii) scheduled principal payments in respect of Consolidated Total Debt, (iv) Consolidated Capital Expenditures actually made pursuant to clause (i) of subsection 7.8 (excluding the portion of such Consolidated Capital Expenditures constituting Indebtedness under a Capital Lease or purchase money Indebtedness and excluding the portion of such Consolidated Capital Expenditures made pursuant to clause (i) of subsection 7.8 in reliance on the $10,000,000 incremental basket provided therein), and (v) dividend payments made by Company to Parent to enable Parent to pay cash interest or dividends on the Parent P-I-K Securities pursuant to subsection 7.5(iv), all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

         "CONSOLIDATED INTEREST COVERAGE RATIO" means, at the end of any Fiscal Quarter, subject to subsections 1.2(b) and 1.2(c), the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of Consolidated EBITDA to the cash portion of Consolidated Interest Expense other than commitment fees to the extent included therein (net of cash interest income); PROVIDED that for the Fiscal Quarters ending December 31, 1998, March 31, 1999 and June 30, 1999, Consolidated Interest Expense shall be determined on an Annualized basis.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements determined in accordance with GAAP, but excluding, to the extent included in such total interest expense, up-front fees and expenses and the amortization of all deferred financing costs.

         "CONSOLIDATED LEVERAGE RATIO" means, at the end of any Fiscal Quarter, subject to subsections 1.2(b) and 1.2(c), the ratio of (a) Consolidated Total Debt (less Cash and Cash Equivalents) as of the last day of such Fiscal Quarter to (b) Consolidated EBITDA for the consecutive four Fiscal Quarters ending on the last day of such Fiscal Quarter.

         "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

         "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness and Contingent Obligations with respect to letters of credit (other than letters of credit issued in connection with trade payables) of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED WORKING CAPITAL" means, as at any date of determination, the excess (or deficit) of Consolidated Current Assets over Consolidated Current Liabilities.

         "CONSOLIDATED WORKING CAPITAL ADJUSTMENT" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

         "CONTINGENT OBLIGATION", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such Indebtedness of another that such Indebtedness of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such Indebtedness will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Hedge Agreements. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or
(Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclasses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

         "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

         "CORPORATE BASE RATE" means a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes.

         "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

         "DAH" means DeCrane Aircraft Holdings, Inc., a Delaware corporation.

         "DAH COMMON STOCK" means the common stock, $0.01 par value, of DAH.

         "DAH PLEDGE AGREEMENT" means the DAH Pledge Agreement executed and delivered by DAH on the Merger Date with respect to DAH's Subsidiaries on the Merger Date, substantially in the form of EXHIBIT XV annexed hereto, as such DAH Pledge Agreement may thereafter be amended, supplemented or otherwise modified from time to time.

         "DECEMBER 1999 AMENDMENT AGREEMENT" has the meaning assigned to that term in the Recitals.

         "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

         "DLJ" has the meaning assigned to that term in the introduction to this Agreement.

         "DLJMB" means Credit Suisse First Boston Merchant Banking Partners II, L.P., formerly DLJ Merchant Banking Partners II, L.P., certain affiliated funds and entities described in the Tender Offer Materials and shall include Global Technology Partners, L.L.C.

         "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

         "DOMESTIC SUBSIDIARY" means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia.

         "EARN-OUTS" means any obligations by Company or any of its Subsidiaries to pay any amounts constituting the payment of deferred purchase price with respect to any acquisition of a business (whether through the purchase of assets or shares of capital stock), the amount of which payments is calculated on the basis of, or by reference to, bona fide financial or other operating performance of such business or specified portion thereof or any other similar arrangement.

         "ELIGIBLE ASSIGNEE" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; PROVIDED that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which extends credit or buys or invests in loans as one of its businesses including insurance companies, mutual funds and lease financing companies; and (B) any Lender, any Affiliate of any Lender and any Affiliated Fund of any Lender; PROVIDED that no Affiliate of Company shall be an Eligible Assignee.

         "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in
Section 3(3) of ERISA which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

         "ENVIRONMENTAL CLAIM" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive, by any governmental authority or any other Person, arising
(i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or (iii) in connection with any actual or alleged damage, injury, threat or harm to natural resources or the environment.

         "ENVIRONMENTAL LAWS" means any and all current or future statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other requirements of governmental authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) the effect of the environment on human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601
et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Oil Pollution Act (33 U.S.C. Section 2701 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), each as amended or supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

         "ERDA ACQUISITION" means the acquisition by Company or a wholly-owned subsidiary of 100% of the capital stock or substantially all of the assets of ERDA, Inc., for a purchase price of approximately $30,500,000 pursuant to documentation in form and substance reasonably satisfactory to Agents.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

         "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of
Section 414(b) of the Internal Revenue Code of which that Person is a member;
(ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Company or such Subsidiary and with respect to liabilities arising after such period for which Company or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

         "ERISA EVENT" means (i) a "reportable event" within the meaning of
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which could reasonably constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could reasonably give rise to the imposition on Company, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409,
Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

         "EURODOLLAR BASE RATE" means, with respect to a Eurodollar Rate Loan for the relevant Interest Period, the rate determined by Administrative Agent to be the rate at which First Chicago offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of First Chicago's relevant Eurodollar Rate Loan and having a maturity equal to such Interest Period.

         "EURODOLLAR RATE LOANS" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

         "EVENT OF DEFAULT" means each of the events set forth in Section 8.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

         "EXCLUDED EQUITY PROCEEDS" means any proceeds received by Parent, Company or any of its Subsidiaries from the issuance or sale or exercise of their respective equity Securities, in each case pursuant to any such sale or issuance or exercise constituting or resulting from (i) capital contributions to Company, or equity Securities issuances by Parent, Company or any of its Subsidiaries, including without limitation, the issuance of the PIK Preferred Stock and any such issuances as payment of accrued dividends on the PIK Preferred Stock (excluding any such contributions or issuance resulting from a public offering or a widely distributed private offering of common equity exempted from the registration requirements of Section 5 of the Securities Act of 1933, as amended ("Section 5") other than any such issuances (A) the proceeds of which are required to be and are applied to refinance the Senior Subordinated Bridge Notes then outstanding, in accordance with their terms or (B) resulting from or in connection with any resale by DLJMB of the PIK Preferred Stock, or any subsequent registration thereof under Section 5), (ii) any subscription agreements, incentive plan or similar arrangements with any officer, employee or director of Parent, the Company or any of its Subsidiaries, (iii) any loan made by the Company or any of its Subsidiaries pursuant to Section 7.3(xi), (iv) the sale of any equity Securities of Parent to any officer, director or employee of Parent, the Company or any of their Subsidiaries; PROVIDED such proceeds do not exceed

$5,000,000 in the aggregate, (v) the exercise of any options or warrants issued to any officer, employee or director of Parent, the Company or any of its Subsidiaries or to any purchasers of the PIK Preferred Stock, or (vi) issuances by any Subsidiary of Company to Company or any other Subsidiary of Company or by Company to Parent or any Subsidiary of Company.

         "EXISTING AGREEMENT" has the meaning assigned to that term in the Recitals.

         "EXISTING DAH DEBT" means the Loan and Security Agreement dated as of April 15, 1997, as amended, among DAH, Bank of America Illinois, as Agent and the lenders signatory thereto.

         "FACILITIES" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries or any of their respective predecessors.

         "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 A.M. (Chicago time) on such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent in its sole discretion.

         "FINANCE CO." means DeCrane Finance Co., a Delaware corporation.

         "FINANCE CO. PLEDGE AGREEMENT" means the Finance Co. Pledge Agreement executed and delivered by Finance Co. on the Closing Date with respect to Acquisition Co, substantially in the form of EXHIBIT XIV annexed hereto, as such Finance Co. Pledge Agreement may be amended, supplemented or otherwise modified from time to time.

         "FINANCIAL PLAN" has the meaning assigned to that term in subsection 6.1(xi).

         "FIRST ADDITIONAL TRANCHE B TERM LOAN COMMITMENT" means the commitment of a Lender to make a First Additional Tranche B Term Loan to Company on the First Amendment Closing Date pursuant to subsection 2.1A(ii), and "FIRST ADDITIONAL TRANCHE B TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "FIRST ADDITIONAL TRANCHE B TERM LOANS" means only those Tranche B Term Loans made by Tranche B Term Loan Lenders to Company on the First Amendment Closing Date pursuant to subsection 2.1A(ii).

         "FIRST ADDITIONAL TRANCHE B TERM NOTES" means the promissory notes of Company issued pursuant to subsection 2.1D on the First Amendment Closing Date, substantially in the form of EXHIBIT V annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "FIRST AMENDED AND RESTATED CREDIT AGREEMENT" has the meaning assigned to that term in the Recitals.

         "FIRST AMENDMENT TO ORIGINAL CREDIT AGREEMENT" has the meaning assigned to that term in the Recitals.

         "FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT" has the meaning assigned to that term in the Recitals.

         "FIRST AMENDMENT CLOSING DATE" means January 22, 1999.

         "FIRST CHICAGO" means The First National Bank of Chicago in its individual capacity, and its successors.

         "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) such Lien has priority over any other Lien on such Collateral (other than Permitted Encumbrances and other Liens permitted pursuant to subsections 7.2A(iii), (iv),
(vi), (vii), (viii), (ix) and (to the extent arising in connection with Capital Leases and purchase money Indebtedness and applying to the assets whose acquisition or improvement was financed therewith) (x) and (ii) such Lien is the only Lien (other than Permitted Encumbrances and Liens permitted pursuant to subsection 7.2A) to which such Collateral is subject.

         "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

         "FISCAL YEAR" means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year.

         "FLOOD HAZARD PROPERTY" means a Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

         "FOREIGN SUBSIDIARY" means any Subsidiary that is not a Domestic Subsidiary.

         "FUNDING AND PAYMENT OFFICE" means (i) the office of Administrative Agent and Swing Line Lender located at One First National Plaza, Chicago, Illinois, 60670 or (ii) such other office of Administrative Agent and Swing Line Lender as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent and Swing Line Lender to Company and each Lender.

         "FUNDING DATE" means the date of the funding of a Loan.

         "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, in each case as the same are applicable to the circumstances as of the date of determination.

         "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

         "GUARANTIES" means the Parent Guaranty, the Acquisition Co. Guaranty and the Subsidiary Guaranty.

         "HAZARDOUS MATERIALS" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls;
(ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons at the Facilities or to the indoor or outdoor environment.

         "HAZARDOUS MATERIALS ACTIVITY" means any activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, Release, discharge, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

         "HEDGE AGREEMENT" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

         "IMMATERIAL SUBSIDIARY" means each Subsidiary of Company that (a) accounted for no more than 3% of the consolidated gross revenues of Company and its Subsidiaries for the most recently completed Fiscal Quarter with respect to which, pursuant to Section 6.1(i) or 6.1(ii), financial statements have been, or are required to have been, delivered by Company on or before the date as of which any such determination is made, as reflected in such financial statements; and (b) has assets which represent no more than 3% of the consolidated gross assets of Company and its Subsidiaries as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 6.1(i) or 6.1(ii), financial statements have been, or are required to have been, delivered by Company on or before the date as of which any such determination is made, as reflected in such financial statements.

         "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of Company, any qualification or exception to such opinion or certification (i) which is of a "going concern" or similar nature, (ii) which relates to the limited scope of examination of matters relevant to such financial statement (except, in the case of matters relating to any acquired business or assets, in respect of the period prior to the acquisition by Company of such business or asset), or (iii) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause Company to be in default of any of its obligations under Section 7.6.

         "INCREASED COMMITMENTS AGREEMENT" has the meaning assigned to that term in the Recitals.

         "INDEBTEDNESS", as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) except in the case of accounts payable arising in the ordinary course of business, due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument (including in respect of Earn-Outs, but solely to the extent included as liabilities in accordance with GAAP), and (v) all obligations of the types referred to in clauses (i) through (iv) above, secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements and Currency Agreements constitute (X) in the case of Hedge Agreements, Contingent Obligations, and (Y) in all other cases, Investments, and in neither case constitute Indebtedness.

         "INDEMNITY" has the meaning assigned to that term in subsection 10.3.

         "INFINITY ACQUISITION" means the acquisition by DAH-IP Acquisition Co., L.P., a Texas limited partnership (whose general partner and limited partner, which collectively own 100% of the equity interests in DAH-IP Acquisition Co., L.P., are both Wholly-Owned Subsidiaries of Company), of substantially all of the assets of The Infinity Partners, Ltd., a Texas limited partnership, for a purchase price of approximately $17,000,000 pursuant to that certain Asset Purchase and Sale Agreement dated as of November 22, 1999, by and among DAH-IP Holdings, Inc., a Delaware corporation, DAH-IP Acquisition Co., L.P., a Texas limited partnership, The Infinity Partners, Ltd., a Texas limited partnership, Jet Interiors LLC, a Texas limited liability company, the various limited partners of The Infinity Partners, Ltd., and Company.

         "INTELLECTUAL PROPERTY" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Company and its Subsidiaries, taken as a whole.

         "INTERCOMPANY NOTE RELATING TO TRANCHE A TERM LOANS AND WORKING CAPITAL LOANS" means the Promissory Note executed by DAH in favor of Finance Co. on the Closing Date, substantially in the form of EXHIBIT XXVIII annexed hereto, evidencing the borrowings made by DAH from Finance Co. from time to time (other than borrowings evidenced by the Intercompany Note Relating to Tranche B Term Loans), as such Intercompany Note may be amended, supplemented or otherwise modified from time to time.

         "INTERCOMPANY NOTE RELATING TO TRANCHE B TERM LOANS" means the Promissory Note executed by DAH in favor of Finance Co. on the Closing Date, substantially in the form of EXHIBIT XXIV annexed hereto, evidencing the borrowings made by DAH from Finance Co. from the proceeds of Tranche B Term Loans, as such Intercompany Note Relating to Tranche B Term Loans may be amended, supplemented or otherwise modified from time to time.

         "INTERCOMPANY NOTES" means, collectively, the Intercompany Note Relating to Tranche A Term Loans and Working Capital Loans and the Intercompany Note Relating to Tranche B Term Loans.

         "INTEREST PAYMENT DATE" means (i) with respect to any Base Rate Loan, each Quarterly Date, commencing on the first such Quarterly Date to occur after the Closing Date, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; PROVIDED that in the case of each Interest Period of longer than three months "Interest Payment Date" shall also include each date that is three months, or an multiple thereof, after the commencement of such Interest Period.

         "INTEREST PERIOD" has the meaning assigned to that term in subsection 2.2B.

         "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

         "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

         "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (including any Subsidiary of Company), (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Company from any Person other than Company or any of its Subsidiaries, of any equity Securities of such Subsidiary, or (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person (other than a wholly-owned Subsidiary of Company). The amount of any Investment shall be the original cost of such Investment PLUS the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

         "INVESTMENT ACCOUNT AGREEMENT" means the Investment Account Agreement executed and delivered by Company and Administrative Agent on the Closing Date, substantially in the form of EXHIBIT XXVII annexed hereto, as such Investment Account Agreement may hereafter be amended, supplemented or otherwise modified from time to time.

         "INVESTMENT ACCOUNTS" means the "Investments Accounts" as defined in the Investment Account Agreement.

         "IP COLLATERAL" means, collectively, the Intellectual Property Collateral under the Security Agreement.

         "ISSUING LENDER" means, First Chicago in its capacity as issuer of a Letter of Credit or, if First Chicago declines to issue such Letter of Credit in accordance with subsection 3.1B(ii), then any other Working Capital Lender that at the request of Company agrees to issue a Letter of Credit pursuant to subsection 3.1B(ii).

         "LC REFUNDING LOAN" has the meaning assigned to that term in subsection 2.1B.

         "LEASEHOLD PROPERTY" means any leasehold interest of any Loan Party as lessee under any lease of real property.

         "LENDER" and "Lenders" means the persons identified as "Lenders" and listed on Schedule I attached to this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall include Swing Line Lender unless the context otherwise requires.

         "LETTER OF CREDIT" or "LETTERS OF CREDIT" means Letters of Credit issued or to be issued by Issuing Lenders for the account of Company pursuant to subsection 3.1.

         "LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is available for drawing under all Letters of Credit then outstanding (whether or not any conditions to any such drawing can then be met), PLUS (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company.

         "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

         "LOAN" or "LOANS" means one or more of the Tranche A Term Loans, Tranche B Term Loans, Tranche D Term Loans, Working Capital Loans, Swing Line Loans or Acquisition Loans or any combination thereof.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Guaranties and the Collateral Documents.

         "LOAN PARTY" means each of Parent, Acquisition Co., Company and any of Company's Subsidiaries from time to time executing a Loan Document, and "LOAN PARTIES" means all such Persons, collectively.

         "MARGIN DETERMINATION CERTIFICATE" means an Officer's Certificate of Company delivered pursuant to subsection 6.1(iv) setting forth in reasonable detail, and calculating in accordance with subsections 1.2(b) and 1.2(c), the Consolidated Leverage Ratio for the four-Fiscal Quarter period ending as of the last day of the Fiscal Quarter with respect to which such Officer's Certificate is delivered.

         "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect upon the business, operations, properties, assets, financial condition or prospects of Company and its Subsidiaries taken as a whole or of DAH and its Subsidiaries taken as a whole or (ii) the material impairment of the ability of the Loan Parties to perform, or of Agents or Lenders to enforce, the Obligations.

         "MATERIAL CONTRACT" means any contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

         "MAY 2000 AMENDMENT AGREEMENT" has the meaning assigned to that term in the Recitals.

         "MERGER" means the merger of Acquisition Co. with and into DAH pursuant to the Merger Agreement.

         "MERGER AGREEMENT" means the Agreement and Plan of Merger dated as of July 16, 1998 between Acquisition Co. and DAH, as in effect on the date hereof and as such agreement may be amended from time to time to the extent permitted under subsection 7.15.

         "MERGER DATE" means the date upon which the Merger and the Second Merger are consummated.

         "MERGER DATE FEE MORTGAGED PROPERTY" means each owned property listed on Schedule 6.8.

         "MERGER DATE LEASEHOLD MORTGAGED PROPERTY" means each leased property listed on Schedule 6.8 to the extent that DAH or the applicable Subsidiary is able to obtain the agreement of the applicable lessor referred to in subsection 6.8C.

         "MERGER DATE MORTGAGED PROPERTY" means, collectively, the Merger Date Fee Mortgaged Properties and the Merger Date Leasehold Mortgaged Properties.

         "MINIMUM SHARES" means, at the date of determination, a majority of the total number of shares of DAH Common Stock outstanding on a fully diluted basis but not less than a sufficient number of such shares to permit Acquisition Co. acting alone to cause the Merger to be approved by the stockholders of DAH.

         "MORTGAGE" means (i) a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, substantially in such form as may be reasonably approved by Agents in their sole discretion, in each case with such changes thereto as may be recommended by Administrative Agent's local counsel based on local laws or customary local mortgage or deed of trust practices, or (ii) at the option of Agents, in the case of any future Mortgaged Property, an amendment to an existing Mortgage or a new Mortgage, in form satisfactory to Agents, adding such future Mortgaged Property to the Real Property Assets encumbered by such existing Mortgage, in either case as such security instrument or amendment may be amended, supplemented or otherwise modified from time to time. "MORTGAGES" means all such instruments, including any future Mortgages, collectively.

         "MORTGAGED PROPERTY" means a Merger Date Mortgaged Property (as defined in subsection 6.13) or a property mortgaged in the future pursuant to subsection 6.8.

         "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

         "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset
Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including (i) income taxes and all other governmental costs and expenses reasonably estimated to be actually payable in connection with such Asset Sale (including, in the event of any Asset Sale with respect to non-U.S. assets, any such taxes, costs, and expenses resulting from repatriating such proceeds to the U.S.), (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, (iii) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements, (iv) reserves for purchase price adjustments and retained liabilities reasonably expected to be payable by Company and its Subsidiaries in cash in connection therewith and (v) solely with respect to any Asset Sale consummated by a Subsidiary, the pro rata portion of any such Cash payments required to be distributed to any shareholders of such Subsidiary or any other Subsidiary that, directly or indirectly, holds the capital stock of such Subsidiary (but excluding in each case Company and its Subsidiaries).

         "NET INSURANCE/CONDEMNATION PROCEEDS" means any Cash payments or proceeds received by Company or any of its Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and reasonable documented costs incurred by Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof, but excluding (x) any such payments or proceeds thereunder required to be paid to a creditor (other than the holders of the Loans) secured by such assets that is required to be repaid under the terms thereof as a result of the relevant covered loss or taking, (y) any income taxes and all other taxes, governmental costs and expenses reasonably estimated to be actually payable in connection with the receipt of such Net Insurance/Condemnation Proceeds and (z) solely with respect to any Net Insurance/Condemnation Proceeds received by a Subsidiary, the pro rata portion of any such Cash payments required to be distributed to any shareholders of such Subsidiary or any other Subsidiary that, directly or indirectly, holds the capital stock of such Subsidiary (but excluding in each case Company and its Subsidiaries).

         "NET SECURITIES PROCEEDS" has the meaning set forth in subsection 2.4B(iii)(c).

         "NET SENIOR DEBT" means, at any date, Consolidated Total Debt LESS Subordinated Indebtedness LESS Cash and Cash Equivalents held by Company and its Subsidiaries, in each case at such date.

         "NET SENIOR DEBT RATIO" means, at the end of any Fiscal Quarter, subject to subsection 1.2(b), the ratio of (a) Net Senior Debt as of the last day of such Fiscal Quarter to (b) Consolidated EBITDA for the consecutive four Fiscal Quarters ending on the last day of such Fiscal Quarter.

         "NON-CONSENTING LENDER" means any Lender that, in response to any request by Company or Administrative Agent to a departure from, waiver of or amendment to any provision of any Loan Document that requires the agreement of all Lenders or all Lenders holding Commitments or Loans (and, if applicable, participations in letters of credit) of a particular type, which departure, waiver or amendment received the consent of the Required Lenders or the holders of a majority of the Commitments or (if the applicable Commitments of such type shall have expired or been terminated) outstanding Loans of such type, and, if applicable, participations in letters of credit, as the case may be, shall not have given its consent to such departure, waiver or amendment.

         "NON-FUNDING LENDER" means a Lender that shall have failed to fund any Loan hereunder that it was required to have funded in accordance with the terms hereof, which Loan was included in any borrowings in respect of which a majority of the aggregate amount of all Loans included in such borrowings were funded by the Lenders party hereto (other than any Lender not required to do so as a result of the provisions of Section 2.6C or 2.6D being applicable to such Lender with respect to such borrowing).

         "NON-WHOLLY-OWNED SUBSIDIARY" means any Subsidiary of Company that is not a Wholly-Owned Subsidiary.

         "NOTES" means one or more of the Tranche A Term Notes, Tranche B Term Notes, Tranche D Term Notes, Working Capital Notes, Swing Line Notes or Acquisition Notes or any combination thereof.

         "NOTICE OF BORROWING" means a notice substantially in the form of
EXHIBIT I annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

         "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of EXHIBIT II annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

         "NOTICE OF ISSUANCE OF LETTER OF CREDIT" means a notice substantially in the form of EXHIBIT III annexed hereto delivered by Company to Administrative Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

         "OBLIGATIONS" means all obligations of every nature of each Loan Party from time to time owed to Agents, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

         "OFFICER'S CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chief executive officer, president, treasurer or its chief financial officer (or if there is no chief financial officer, its chief accounting officer).

         "OPERATING LEASE" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease in accordance with GAAP other than any such lease under which that Person is the lessor.

         "ORIGINAL TRANCHE A TERM LOAN COMMITMENT" means the commitment of a Lender to make a Tranche A Term Loan to Company on the Closing Date pursuant to subsection 2.1A(i), and "ORIGINAL TRANCHE A TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "ORIGINAL TRANCHE A TERM LOANS" means only those Tranche A Term Loans made by Tranche A Term Loan Lenders to Company on the Closing Date pursuant to subsection 2.1A(i).

         "ORIGINAL TRANCHE B TERM LOAN COMMITMENT" means the commitment of a Lender to make a Tranche B Term Loan to Company on the Closing Date pursuant to subsection 2.1A(ii), and "ORIGINAL TRANCHE B TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "ORIGINAL TRANCHE B TERM LOANS" means only those Tranche B Term Loans made by Tranche B Term Loan Lenders to Company on the Closing Date pursuant to subsection 2.1A(ii).

         "ORIGINAL TRANCHE D TERM LOAN COMMITMENT" means the commitment of a Lender to make a Tranche D Term Loan to Company on the Second Amended and Restated Credit Agreement Closing Date pursuant to subsection 2.1A(vi), and "ORIGINAL TRANCHE D TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "ORIGINAL TRANCHE D TERM LOANS" means only those Tranche D Term Loans made by Tranche D Term Loan Lenders to Company on the Second Amended and Restated Credit Agreement Closing Date pursuant to subsection 2.1A(vi).

         "PARENT" means DeCrane Holdings Co., a Delaware corporation.

         "PARENT GUARANTY" means the Parent Guaranty executed and delivered by Parent on the Closing Date, substantially in the form of EXHIBIT XXI annexed hereto, as such Parent Guaranty may be amended, supplemented or otherwise modified from time to time.

         "PARENT P-I-K SECURITIES" means the PIK Notes and the PIK Preferred Stock.

         "PARENT PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by Parent on the Closing Date, substantially in the form of EXHIBIT XX annexed hereto, as such Parent Pledge Agreement may be amended, supplemented or otherwise modified from time to time.

         "PATS ACQUISITION" means the acquisition by Company of 100% of the capital stock of PATS, Inc. for an equity purchase price of approximately $41,500,000 pursuant to that certain Stock Purchase and Sale Agreement dated as of December 15, 1998, by and among PATS, Inc., the principal shareholders of PATS, Inc. and Company.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

         "PERMITTED ACQUISITION" means the acquisition of a business (whether through the purchase of assets or of shares of capital stock) by Company or one of its Subsidiaries (w) which is in a line of business similar or related to the lines of business of Company and its Subsidiaries, (x) for total consideration, for acquisitions made after the Third Amended and Restated Credit Agreement Closing Date, (including without limitation, cash purchase price, deferred or financed purchase price and the assumption of Indebtedness, including Assumed Indebtedness, and other liabilities) of not more than $35,000,000 for any single acquisition or series of related acquisitions and, which consideration, when aggregated with the consideration for all other Permitted Acquisitions made after the Third Amended and Restated Credit Agreement Closing Date, does not exceed $50,000,000 (except that the ERDA Acquisition will not be counted toward this limitation); PROVIDED that such aggregate total consideration for Permitted Acquisitions of or by Subsidiaries that are not Subsidiary Guarantors shall not exceed an aggregate of $30,000,000 plus the Company Excess Cash Flow Amount; AND PROVIDED FURTHER that such aggregate total consideration for Permitted Acquisitions of or by Non-Wholly-Owned Subsidiaries that are not Subsidiary Guarantors shall not exceed an aggregate of $10,000,000 plus the Company Excess Cash Flow Amount, (y) at a time at which no Event of Default or Potential Event of Default shall exist or shall occur as a result of giving effect to such proposed acquisition, and (z) after giving effect to such acquisition, including without limitation giving effect to the incurrence or assumption of any Indebtedness or any other costs and expenditures or the making of any distributions and other payments in connection with or otherwise relating to such Permitted Acquisition, Company shall be in pro forma compliance with each of the financial covenants set forth in subsection 7.6 for the immediately preceding four Fiscal Quarter period prior to such date of determination.

         For purposes of calculating on any date usage of each dollar basket set forth in this definition:

         (i) Earn-outs paid or payable under any agreement entered into on or prior to the Third Amended and Restated Credit Agreement Closing Date shall be excluded from any such calculation on any date; and

         (ii) with respect to any acquisition consummated after the Third Amended and Restated Credit Agreement Closing Date, Earn-outs shall be included in any such calculation on any date on if, and only to the extent that, such Earn-outs have been actually paid by the Company or any of its Subsidiaries on or prior to such date; PROVIDED that if on any date any such calculation is made any such dollar basket is exceeded as a result of the inclusion of any Earn-out, any acquisition consummated on or prior to such date and constituting a "Permitted Acquisition" shall continue to constitute a "Permitted Acquisition", but such dollar basket shall be deemed to be fully utilized for purposes of determining whether any proposed new acquisition is a "Permitted Acquisition".

         "PERMITTED ACQUISITION COMPLIANCE CERTIFICATE" means an Officer's Certificate substantially in the form of EXHIBIT XXVI annexed hereto delivered to Administrative Agent by Company pursuant to subsection 7.7(vii).

         "PERMITTED ENCUMBRANCES" means the following types of Liens:

         (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

         (ii) Liens of landlords (except as may be waived or released as more particularly described in subsection 6.8), Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen, contractors and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 30 days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

         (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

         (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

         (v) leases or subleases granted to third parties and not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

         (vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not materially detract from the value or impair the use by the Company or any of its Subsidiaries in the ordinary conduct of the business of Company or any of its Subsidiaries;

         (vii) any (a) interest or title of a lessor or sublessor under any permitted lease, (b) restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b);

         (viii) Liens arising from filing UCC financing statements relating solely to leases not prohibited by this Agreement;

         (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

         (x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

         (xi) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries;

         (xii) licenses of patents, trademarks and other intellectual property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Company or such Subsidiary; and

         (xiii) the general and special exceptions approved by Agents, which exceptions appear on the mortgagee title insurance policies with respect to the owned and leased properties to be encumbered by a Mortgage, pursuant to subsections 6.8B, 6.8C and 6.13.

         "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

         "PIK NOTES" means Senior Pay-in-Kind Notes, if any, issued by Parent, in exchange for PIK Preferred Stock which notes shall (i) provide for the payment of interest by accretion of the original face amount thereof or by the issuance of additional PIK Notes for a period of not less than five years after the Closing Date, (ii) not provide for any scheduled redemptions or prepayments or any sinking fund installment payments or maturities prior to a date which is seven and one-half years after the Closing Date, and (iii) have terms and conditions not less favorable to Parent and Lenders than those set forth in the draft "Description of Exchange Debentures" dated August 27, 1998, a copy of which has been distributed to the Lenders.

         "PIK PREFERRED STOCK" means Pay-in-Kind Preferred Stock issued by Parent, the face amount thereof to be issued on the Closing date being not less than $34,000,000, providing for the payment of dividends thereon by the issuance of additional shares of such Pay-in-Kind Preferred Stock or by accretion of the original face amount thereof for a period of not less than five years from the Closing Date, which Pay-in-Kind Preferred Stock shall be unsecured and unguaranteed, shall not provide for any scheduled redemptions or prepayments prior to a date which is seven-and-a-half years after the Closing Date, as amended from time to time to the extent permitted under the Parent Guaranty.

         "PLEDGED COLLATERAL" means, collectively, at any time, the "Pledged Collateral" as defined in any of the Finance Co. Pledge Agreement, the DAH Pledge Agreement, the Parent Pledge Agreement and the Subsidiary Pledge Agreements as is a Collateral Document at such time.

         "POTENTIAL EVENT OF DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

         "PPI ACQUISITION" means the acquisition by Company of 100% of the capital stock of PPI Holdings, Inc. for an equity purchase price of approximately $50,800,000 pursuant to that certain Stock Purchase and Sale Agreement dated as of March 26, 1999, by and among PPI Holdings, Inc.; the persons named as shareholders on the signature pages thereof, owners of the capital stock of PPI Holdings, Inc.; and Company.

         "PROPERTY REINVESTMENT APPLICATION" means the application of Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds, as the case may be, to the acquisition by Company or its Subsidiaries of tangible or intangible property or assets (other than property or assets that constitute current assets under GAAP, unless the acquisition thereof is incidental to the acquisition of a materially greater amount of non-current assets) that is to be used in the business of Company and its Subsidiaries.

         "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Tranche A Term Loan Commitments or the Tranche A Term Loan of any Lender, the percentage obtained by DIVIDING (x) the Tranche A Term Loan Exposure of that Lender BY (y) the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitments or the Tranche B Term Loan of any Lender, the percentage obtained by DIVIDING (1) the Tranche B Term Loan Exposure of that Lender BY (2) the aggregate Tranche B Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Working Capital

Loan Commitment or the Working Capital Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased or deemed purchased by any Working Capital Lender, the percentage obtained by DIVIDING (x) the Working Capital Loan Exposure of that Lender BY (y) the aggregate Working Capital Loan Exposure of all Lenders, (iv) with respect to all payments, computations and other matters relating to the Acquisition Loan Commitment or the Acquisition Loans of any Lender, the percentage obtained by DIVIDING (x) the Acquisition Loan Exposure of that Acquisition Lender BY (y) the aggregate Acquisition Loan Exposure of all Lenders, (v) with respect to all payments, computations and other matters relating to the Tranche D Term Loan Commitment or the Tranche D Term Loan of any Lender, the percentage obtained by DIVIDING
(x) the Tranche D Term Loan Exposure of that Lender BY (y) the aggregate Tranche D Term Loan Exposure of all Lenders, and (vi) for all other purposes with respect to each Lender, the percentage obtained by DIVIDING (x) the sum of the Tranche A Term Loan Exposure of that Lender PLUS the Tranche B Term Loan Exposure of that Lender PLUS the Tranche D Term Loan Exposure of that Lender PLUS the Working Capital Loan Exposure of that Lender PLUS the Acquisition Loan Exposure of that Lender BY (y) the sum of the aggregate Tranche A Term Loan Exposure of all Lenders PLUS the aggregate Tranche B Term Loan Exposure of all Lenders PLUS the aggregate Tranche D Term Loan Exposure of all Lenders PLUS the aggregate Working Capital Loan Exposure of all Lenders PLUS the aggregate Acquisition Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender as of the Closing Date for purposes of each of clauses (i), (ii),
(iii) and (iv) of the preceding sentence is set forth opposite the name of that Lender in SCHEDULE 2.1 annexed to the Original Credit Agreement.

         "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

         "QUARTERLY DATE" means each March 31, June 30, September 30 and December 31.

         "REAL PROPERTY ASSET" means, at any time of determination, any interest then owned by any Loan Party in any real property.

         "REFUNDED SWING LINE LOANS" has the meaning assigned to that term in subsection 2.1A(iv).

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "REIMBURSEMENT DATE" has the meaning assigned to that term in subsection 3.3B.

         "RELATED AGREEMENTS" means, collectively, the Intercompany Notes, the Merger Agreement, the Senior Subordinated Bridge Note Agreement, if any, the Senior Subordinated Bridge Notes, if any, any guaranties related thereto and, if and when executed, the Senior Subordinated Note Indenture and the Senior Subordinated Notes and any guaranties related to any of the foregoing, the Parent PIK Securities and the agreements or other instruments pursuant to which the Parent PIK Securities have been issued or are governed, including without limitation any note purchase agreement, any indenture or any certificate of designation and all other agreements or instruments delivered pursuant to or in connection with any of the foregoing including any registration rights agreement.

         "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

         "REQUISITE LENDERS" means on any date, Lenders having or holding more than 50% of the sum of (i) the aggregate Tranche A Term Loan Exposure of all Lenders PLUS (ii) the aggregate Tranche B Term Loan Exposure of all Lenders PLUS
(iii) the aggregate Tranche D Term Loan Exposure of all Lenders PLUS (iv) the aggregate Working Capital Loan Exposure of all Lenders PLUS (v) the aggregate Acquisition Loan Exposure of all Lenders, in each case on such date.

         "RESERVE REQUIREMENT" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "RESTRICTED JUNIOR PAYMENT" means (i) any distribution, direct or indirect, on account of any class of stock of Company now or hereafter outstanding, except a distribution payable solely in shares of that class or a junior class of stock payable solely to holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of stock of Company now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

         "SECOND ADDITIONAL TRANCHE A TERM LOAN COMMITMENT" means the commitment of a Lender to make a Second Additional Tranche A Term Loan to Company on the Third Amended and Restated Credit Agreement Closing Date pursuant to subsection 2.1A(i), and "SECOND ADDITIONAL TRANCHE A TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "SECOND ADDITIONAL TRANCHE A TERM LOANS" means only those Tranche A Term Loans made by Tranche A Term Loan Lenders to Company on the Amended and Restated Credit Agreement Closing Date pursuant to subsection 2.1A(i).

         "SECOND ADDITIONAL TRANCHE A TERM NOTES" means the promissory notes of Company issued pursuant to subsection 2.1D on the Third Amended and Restated Credit Agreement Closing Date, substantially in the form of EXHIBIT IV annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "SECOND ADDITIONAL TRANCHE B TERM LOAN COMMITMENT" means the commitment of a Lender to make a Second Additional Tranche B Term Loan (originally a Tranche C Term Loan) to Company on the Amended and Restated Credit Agreement Closing Date pursuant to subsection 2.1A(ii), and "SECOND ADDITIONAL TRANCHE B TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "SECOND ADDITIONAL TRANCHE B TERM LOANS" means only those Tranche B Term Loans (originally Tranche C Term Loans) made by Lenders to Company on the Amended and Restated Credit Agreement Closing Date pursuant to subsection 2.1A(ii).

         "SECOND ADDITIONAL TRANCHE B TERM NOTES" means the promissory notes of Company issued pursuant to subsection 2.1D on the Third Amended and Restated Credit Agreement Closing Date, substantially in the form of EXHIBIT V annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "SECOND ADDITIONAL TRANCHE D TERM LOANS" means only those Tranche D Term Loans made by Lenders to Company pursuant to the Increased Commitments Agreement.

         "SECOND ADDITIONAL TRANCHE D TERM LOAN COMMITMENT" means the additional Tranche D Term Loan Commitment of a Lender pursuant to the Increased Commitments Agreement, and "SECOND ADDITIONAL TRANCHE D TERM LOAN COMMITMENTS" means all such commitments of Lenders in the aggregate.

         "SECOND AMENDED AND RESTATED CREDIT AGREEMENT" has the meaning assigned to that term in the Recitals.

         "SECOND AMENDED AND RESTATED CREDIT AGREEMENT CLOSING DATE" means the date on or before December 31, 1999 on which the Additional Tranche A Term Loans and the Tranche D Term Loans are made.

         "SECOND MERGER" means the merger of Finance Co. with and into DAH.

         "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

         "SECURITY AGREEMENT" means the Security Agreement executed and delivered on the Merger Date by Company and each then existing Subsidiary Guarantor on the Merger Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.7, substantially in the form of EXHIBIT XVI annexed hereto, as such Security Agreement may thereafter be amended, supplemented or otherwise modified from time to time.

         "SENIOR SUBORDINATED BRIDGE NOTE AGREEMENT" means that certain Securities Purchase Agreement, if any, pursuant to which the Senior Subordinated Bridge Notes, if any, are issued, as in effect on the date of execution of this Agreement and as such agreement may be amended from time to time thereafter to the extent permitted under subsection 7.15.

         "SENIOR SUBORDINATED BRIDGE NOTES" means the senior subordinated increasing rate notes, if any, issued by Company on the Closing Date, which notes (i) are unsecured and subordinated to the Obligations, (ii) mature at least one year after the Closing Date; and (iii) provide that the maturity thereof will be automatically extended to the date which is seven and one-half years after the Closing Date, subject to satisfaction of certain conditions, as such notes may be amended from time to time thereafter to the extent permitted under subsection 7.15.

         "SENIOR SUBORDINATED NOTE INDENTURE" means the senior subordinated note indenture, if any, executed by Company and a trustee named thereunder pursuant to which the Senior Subordinated Notes, if any, are issued, as such indenture may be amended from time to time to the extent permitted under subsection 7.15.

         "SENIOR SUBORDINATED NOTES" means the senior subordinated notes issued by Company which notes shall be unsecured and shall not provide for any scheduled redemptions or prepayments or any sinking fund installment payments or maturities prior to a date which is seven and one-half years after the Closing Date, which shall have terms and conditions substantially as set forth in the Offering Memorandum dated September 25, 1998 or otherwise in form and substance satisfactory to Agents, as such notes may be amended from time to time to the extent permitted under subsection 7.15. "Senior Subordinated Notes" shall also refer to the registered Securities, if any, having the same terms and conditions as the notes described above which are issued by Company in exchange for such notes upon exercise of the customary registration rights accompanying such notes.

         "SOLVENCY CERTIFICATE" means an Officer's Certificate substantially in the form of EXHIBIT XXII annexed hereto.

         "SOLVENT" means, with respect to any Person, that as of the date of determination (i) the then fair value of the property of such Person is greater than the total amount of liabilities (including contingent liabilities) of such Person and (ii) the then fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (iii) such Person's capital is not unreasonably small in relation to its business; and (iv) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "STANDBY LETTER OF CREDIT" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Company or any of its Subsidiaries, (ii) workers' compensation liabilities of Company or any of its Subsidiaries, (iii) the obligations of third party insurers of Company or any of its Subsidiaries, (iv) obligations with respect to Capital Leases or Operating Leases of Company or any of its Subsidiaries, and
(v) performance, payment, deposit, surety or other obligations of Company or any of its Subsidiaries.

         "SUBORDINATED INDEBTEDNESS" means the Senior Subordinated Notes and any other Indebtedness of Company subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to Agents and Requisite Lenders.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) constituting members of the governing body of such entity is at the time owned and controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. For purposes of this Agreement and the other Loan Documents, any Acquired Controlled Person shall be deemed to be a "Subsidiary" of Company for purposes of subsections 5.1, 5.5, 5.6, 5.7, 5.9, 5.10, 6.4A and the first sentence of 6.4B, 6.6, 6.9, 7.1, 7.2A, 7.2C, 7.3,
7.4, 7.5, 7.7, 7.10, 7.11, 7.12 and 7.14 and, to the extent (and only to the extent) that it relates to any of the foregoing subsections, Section 8.

         "SUBSIDIARY GUARANTOR" means (i) at any time prior to the consummation of the Merger, Acquisition Co. and (ii) any time upon and after the consummation of the Merger, any Subsidiary of Company that executes and delivers a counterpart of the Subsidiary Guaranty on the Merger Date or from time to time thereafter pursuant to subsection 6.7; PROVIDED that prior to the consummation of the Merger, DAH and the Wholly-Owned Domestic Subsidiaries of DAH shall be deemed to be Subsidiary Guarantors.

         "SUBSIDIARY GUARANTY" means the Subsidiary Guaranty executed and delivered by Acquisition Co. on the Closing Date and by existing Subsidiaries of Company on the Merger Date and to be executed and delivered by additional Subsidiaries of Company from time to time thereafter in accordance with subsection 6.7, substantially in the form of EXHIBIT XVIII annexed hereto, as such Subsidiary Guaranty may hereafter be amended, supplemented or otherwise modified from time to time.

         "SUBSIDIARY PLEDGE AGREEMENT" means each Subsidiary Pledge Agreement executed and delivered by an existing Subsidiary Guarantor on the Merger Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.7, in each case substantially in the form of EXHIBIT XIX annexed hereto, as such Subsidiary Pledge Agreement may be amended, supplemented or otherwise modified from time to time, and "SUBSIDIARY PLEDGE AGREEMENTS" means all such Subsidiary Pledge Agreements, collectively.

         "SUPPLEMENTAL COLLATERAL AGENT" has the meaning assigned to that term in subsection 9.1B.

         "SWING LINE LENDER" means First Chicago, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

         "SWING LINE LOAN COMMITMENT" means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(iv).

         "SWING LINE LOANS" means the Loans made by Swing Line Lender to Company pursuant to subsection 2.1A(iv).

         "SWING LINE NOTE" means (i) the promissory note of Company issued pursuant to subsection 2.1D(iv) on the Closing Date and (ii) any promissory note issued by Company to any successor Administrative Agent and Swing Line Lender pursuant to the last sentence of subsection 9.3B, in each case substantially in the form of EXHIBIT VII annexed hereto, as it may be amended, supplemented or otherwise modified from time to time.

         "SYNDICATION AGENT" has the meaning assigned to that term in the introduction to this Agreement.

         "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, imposed by any taxing authority, from or through which payments originate or are made or deemed made by or to the Company, but excluding any income, excise, stamp or franchise taxes and other similar taxes, fees, duties, withholdings or other charges imposed on any Lender or any Agent as a result of a present or former connection between the applicable lending office (or, in the case of any Agent, the office through which it performs any of its actions as Agent) of such Lender or Agent, and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or taken any action to enforce, this Agreement or the other Loan Documents).

         "TENDER OFFER" means the offer by Acquisition Co. to purchase for $23.00 per share in cash all of the outstanding shares of DAH Common Stock pursuant to the Tender Offer Materials.

         "TENDER OFFER MATERIALS" means the Tender Offer Statement on
Schedule 14D-1 filed by Acquisition Co. on July 22, 1998 with the Securities and Exchange Commission pursuant to Section 14(d)(1) of the Exchange Act, together with all exhibits, supplements and amendments thereto entered into on or prior to the date hereof and any amendments entered into after the date hereof that relate only to any extension of time during which the offer to purchase set forth therein remains outstanding and other amendments that are approved by Requisite Lenders.

         "TERM LOANS" means, collectively, the Tranche A Term Loans, the Tranche B Term Loans and the Tranche D Term Loans.

         "THIRD AMENDED AND RESTATED CREDIT AGREEMENT CLOSING DATE" means the date on or before May 11, 2000 on which the Second Additional Tranche A Term Loans and the Additional Tranche D Term Loans are made and the Tranche C Term Loans are converted into Second Additional Tranche B Term Loans.

         "TITLE COMPANY" means one or more title insurance companies selected by Company and reasonably satisfactory to Agents.

         "TOTAL UTILIZATION OF WORKING CAPITAL LOAN COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Working Capital Loans PLUS (ii) the aggregate principal amount of all outstanding Swing Line Loans PLUS (iii) the Letter of Credit Usage.

         "TRADE LETTERS OF CREDIT" means Letters of Credit issued for the purpose of providing the principal payment mechanism for the purchase of goods through the presentation of documents to the Issuing Lender.

         "TRANCHE A TERM LOAN COMMITMENT" means the commitment of a Lender to make Tranche A Term Loans to Company pursuant to subsection 2.1A(i), and "TRANCHE A TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "TRANCHE A TERM LOAN EXPOSURE" means, with respect to any Tranche A Term Loan Lender as of any date of determination the sum, without duplication, of (i) that Lender's unused Tranche A Term Loan Commitment and (ii) the outstanding principal amount of the Tranche A Term Loans of that Lender.

         "TRANCHE A TERM LOAN LENDER" means any Lender who holds a Tranche A Term Loan Commitment, or who has made a Tranche A Term Loan hereunder and any assignee of such Lender pursuant to subsection 10.1B.

         "TRANCHE A TERM LOANS" means the Tranche A Term Loans, including both the Original Tranche A Term Loans and the Additional Tranche A Term Loans, made by Tranche A Term Loan Lenders to Company pursuant to subsection 2.1A(i).

         "TRANCHE A TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1D(i) on the Closing Date, (ii) the Additional Tranche A Term Notes and (iii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche A Term Loan Commitments or Tranche A Term Loans of any Tranche A Term Loan Lenders, in each case substantially in the form of EXHIBIT IV annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "TRANCHE B TERM LOAN COMMITMENT" means the commitment of a Lender to make a Tranche B Term Loan to Company pursuant to subsection 2.1A(ii), and "TRANCHE B TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "TRANCHE B TERM LOAN EXPOSURE" means, with respect to any Tranche B Term Loan Lender as of any date of determination (i) prior to the funding of the Tranche B Term Loans, that Lender's Tranche B Term Loan Commitment and (ii) after the funding of the Tranche B Term Loans, the outstanding principal amount of the Tranche B Term Loan of that Lender.

         "TRANCHE B TERM LOAN LENDER" means any Lender who holds a Tranche B Term Loan Commitment or who has made a Tranche B Term Loan hereunder, and any assignee of such Lender pursuant to subsection 10.1B.

         "TRANCHE B TERM LOANS" means the Tranche B Term Loans, including both the Original Tranche B Term Loans and the First Additional Tranche B Term Loans, made by Tranche B Term Loan Lenders to Company pursuant to subsection 2.1A(ii).

         "TRANCHE B TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1D(ii) on the Closing Date, (ii) the First Additional Tranche B Term Notes and (iii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche B Term Loan Commitments or Tranche B Term Loans of any Tranche B Term Loan Lenders, in each case substantially in the form of EXHIBIT V annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "TRANCHE C TERM LOANS" means the Tranche C Term Loans made by Lenders to Company on the Amended and Restated Credit Agreement Closing Date and converted to Second Additional Tranche B Term Loans on the Third Amended and Restated Credit Agreement Closing Date.

         "TRANCHE C TERM NOTES" means the promissory notes of Company evidencing the Tranche C Term Loans, which will be cancelled upon conversion of the Tranche C Term Loans into Second Additional Tranche B Term Loans on the Third Amended and Restated Credit Agreement Closing Date.

         "TRANCHE D TERM LOANS" means the Tranche D Term Loans made by a Tranche D Term Loan Lender to Company pursuant to subsection 2.1A(vi) and the Second Additional Tranche D Term Loans.

         "TRANCHE D TERM LOAN COMMITMENT" means the commitment of a Lender to make a Tranche D Term Loan to Company pursuant to subsection 2.1A(vi) and the Second Additional Tranche D Term Loan Commitment of a Lender, and "TRANCHE D TERM LOAN COMMITMENTS" means all such commitments of Lenders in the aggregate.

         "TRANCHE D TERM LOAN EXPOSURE" means, with respect to any Tranche D Term Loan Lender as of any date of determination, the sum, without duplication, of (i) that Lender's unused Tranche D Term Loan Commitment and (ii) the outstanding principal amount of the Tranche D Term Loans of that Lender.

         "TRANCHE D TERM LOAN LENDER" means any Lender who holds a Tranche D Term Loan Commitment or who has made a Tranche D Term Loan hereunder, and any assignee of such Lender pursuant to subsection 10.1B.

         "TRANCHE D TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1D on the Second Amended and Restated Credit Agreement Closing Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche D Term Loan Commitments or Tranche D Term Loans of any Tranche D Term Loan Lenders, in each case substantially in the form of EXHIBIT XXXII annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "TRANSACTION" means the Tender Offer, the Merger, the Second Merger and the financings thereof pursuant to this Agreement, the Senior Subordinated Bridge Notes, if any, the Senior Subordinated Notes, if any, and the PIK Preferred Stock.

         "TRANSACTION COSTS" means the fees, costs and expenses payable by any Loan Party in connection with the Tender Offer, the Mergers and the related financing and other transactions contemplated hereby.

         "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

         "WHOLLY-OWNED SUBSIDIARY" means any Subsidiary of Company all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by Company and/or one or more of Company's other Wholly-Owned Subsidiaries.

         "WORKING CAPITAL LENDER" means a Lender having a Working Capital Loan Commitment.

         "WORKING CAPITAL LOAN COMMITMENT" means the commitment of a Working Capital Lender to make Working Capital Loans to Company pursuant to subsection 2.1A(iii), and "WORKING CAPITAL LOAN COMMITMENTS" means such commitments of all Working Capital Lenders in the aggregate.

         "WORKING CAPITAL LOAN COMMITMENT TERMINATION DATE" means September 30, 2004.

         "WORKING CAPITAL LOAN EXPOSURE" means, with respect to any Working Capital Lender as of any date of determination (i) prior to the termination of the Working Capital Loan Commitments, that Working Capital Lender's Working Capital Loan Commitment and (ii) after the termination of the Working Capital Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Working Capital Loans of that Working Capital Lender PLUS (b) in the event that Working Capital Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Working Capital Lender (in each case net of any participations purchased by other Working Capital Lenders in such Letters of Credit or any unreimbursed drawings thereunder) PLUS
(c) the aggregate amount of all participations purchased by that Working Capital Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit PLUS (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein purchased by other Working Capital Lenders) PLUS (e) the aggregate amount of all participations purchased by that Working Capital Lender in any outstanding Swing Line Loans.

         "WORKING CAPITAL LOANS" means the Loans made by Working Capital Lenders to Company pursuant to subsection 2.1A(iii).

         "WORKING CAPITAL NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1D(iii) on the Closing Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Working Capital Loan Commitments and Working Capital Loans of any Working Capital Lenders, in each case substantially in the form of EXHIBIT VI annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

1.2 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT.

         (a) Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder (including under subsection 7.6) shall be prepared, in accordance with GAAP, as in effect in the United States on December 31, 1997 and, unless expressly provided herein, shall be computed or determined on a consolidated basis and without duplication.

         (b) For purposes of computing the Consolidated Fixed Charge Coverage Ratio, Consolidated Interest Coverage Ratio, Consolidated Leverage Ratio and Net Senior Debt Ratio (and any financial calculations required to be made or included within such ratios) as of the end of any Fiscal Quarter and for purposes of computing Consolidated EBITDA in connection with subsection 7.6C (but not for purposes of computing Consolidated Excess Cash Flow for any period), as at the end of any Fiscal Quarter, all components of such ratios (other than Consolidated Capital Expenditures) or Consolidated EBITDA for the period of four Fiscal Quarters ending at the end of such Fiscal Quarter shall include or exclude, as the case may be, without duplication, such components of such ratios or Consolidated EBITDA attributable to any business or assets that have been acquired or disposed of by the Company or any of its Subsidiaries (including through mergers or consolidations) after the first day of such period of four Fiscal Quarters and prior to the end of such period, as determined in good faith by the Company on a pro forma basis for such period of four Fiscal Quarters as if such acquisition or disposition had occurred on such first day of such period (including, whether or not such inclusion would be permitted under GAAP or Regulation S-X of the Securities and Exchange

Commission, cost savings that would have been realized had such acquisition occurred on such day.

         (c) All calculations of Consolidated EBITDA, Consolidated Fixed Charge Coverage Ratio and Consolidated Interest Coverage Ratio (and related definitions) for any period ending prior to or including the Merger Date shall be made on a pro-forma basis assuming the Tender Offer and the Merger were consummated on the first day of such period and all calculations of Consolidated Interest Expense and interest expense included in the calculation of Consolidated Interest Coverage Ratio and Consolidated Fixed Charge Coverage Ratio shall be calculated on a pro forma basis as if the Merger were consummated on the Closing Date and Annualized as set forth in the definitions of Consolidated Interest Coverage Ratio and Consolidated Fixed Charge Coverage Ratio. All calculations of Consolidated Total Debt on any date prior to the Merger Date shall be made on a pro forma basis assuming the Merger was consummated on such date.

1.3      OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION.

         A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

         B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

         C. The use in any of the Loan Documents of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

SECTION 2. AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1      COMMITMENTS; MAKING OF LOANS; NOTES.

         A. COMMITMENTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Tranche A Term Loan Lender hereby severally agrees to make the Tranche A Term Loans described in subsection 2.1A(i), each Tranche B Term Loan Lender hereby severally agrees to make the Tranche B Term Loans described in subsection 2.1A(ii), each Working Capital Lender hereby severally agrees to make the Working Capital Loans described in subsection 2.1A(iii), Swing Line Lender hereby agrees to make the Swing Line Loans described in subsection 2.1A(iv), each Acquisition Lender hereby severally agrees to make the Acquisition Loans described in subsection 2.1A(v), and each Tranche D Term Loan Lender hereby severally agrees to make the Tranche D Term Loans described in subsection 2.1A(vi).

                  (i) TRANCHE A TERM LOANS. Each Tranche A Term Loan Lender having an Original Tranche A Term Loan Commitment severally agrees to lend to Company on the Closing Date and on the Merger Date an aggregate amount not exceeding its pro rata share of the aggregate amount of the Original Tranche A Term Loan Commitments, which pro rata share is set forth opposite its name on SCHEDULE 2.1 attached hereto, each Tranche A Term

         Loan Lender having an Additional Tranche A Term Loan Commitment severally agrees to lend to Company on the Second Amended and Restated Credit Agreement Closing Date an amount not exceeding its pro rata share of the aggregate amount of the Additional Tranche A Term Loan Commitments, which pro rata share is set forth opposite its name on SCHEDULE 2.1 attached hereto, and each Tranche A Term Loan Lender having a Second Additional Tranche A Term Loan Commitment severally agrees to lend to Company on the Third Amended and Restated Credit Agreement Closing Date an amount not exceeding its pro rata share of the aggregate amount of the Second Additional Tranche A Term Loan Commitments, which pro rata share is set forth opposite its name on SCHEDULE 2.1 attached hereto, in each case to be used for the purposes identified in subsection 2.5A; PROVIDED that prior to, or simultaneously with the funding of the initial Original Tranche A Term Loans, the Original Tranche B Term Loans shall have been funded in full. The amounts of each Tranche A Term Loan Lender's Original Tranche A Term Loan Commitment, each Tranche A Term Loan Lender's Additional Tranche A Term Loan Commitment and each Tranche A Term Loan Lender's Second Additional Tranche A Term Loan Commitment are set forth opposite such Tranche A Term Loan Lender's name on SCHEDULE 2.1 annexed hereto are set forth opposite such Tranche A Term Loan Lender's name on SCHEDULE 2.1 annexed hereto. The aggregate amount of the Original Tranche A Term Loan Commitments is $35,000,000, the aggregate amount of the Additional Tranche A Term Loan Commitments is $5,000,000, the aggregate amount of the Second Additional Tranche A Term Loan Commitment is $2,500,000 and the aggregate amount of the Tranche A Term Loan Commitments is $42,500,000; PROVIDED that the Tranche A Term Loan Commitments of the Tranche A Term Loan Lenders shall be adjusted to give effect to any assignments of the Tranche A Term Loan Commitments pursuant to subsection 10.1B. Each Tranche A Term Loan Lender's Original Tranche A Term Loan Commitment (i) shall expire immediately and without further action on October 31, 1998, if the initial Original Tranche A Term Loans are not made on or before that date, (ii) shall be reduced by an amount equal to the principal amount of the Original Tranche A Term Loan, if any, made by such Tranche A Term Loan Lender on the Closing Date, immediately after giving effect thereto on the Closing Date, and (iii) to the extent unused, shall expire on the close of business on the Merger Date. Each Tranche A Term Loan Lender's Additional Tranche A Term Loan Commitment shall expire immediately and without further action on the earlier of (i) December 31, 1999, if the Additional Tranche A Term Loans are not made on or before that date and (ii) at the close of business on the Second Amended and Restated Credit Agreement Closing Date. Each Tranche A Term Loan Lender's Second Additional Tranche A Term Loan Commitment shall expire immediately and without further action on the earlier of (i) June 30, 2000, if the Additional Tranche A Term Loans are not made on or before that date and (ii) at the close of business on the Third Amended and Restated Credit Agreement Closing Date. Company may make a borrowing under the Original Tranche A Term Loan Commitments on the Closing Date and on the Merger Date, and Company may make only one borrowing under the Additional Tranche A Term Loan Commitments and the Second Additional Tranche A Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

                  (ii) TRANCHE B TERM LOANS. Each Tranche B Term Loan Lender having an Original Tranche B Term Loan Commitment severally agrees to lend to Company on the Closing Date an amount not exceeding its pro rata share of the aggregate amount of the Original Tranche B Term Loan Commitments, which pro rata share is set forth opposite its name on SCHEDULE 2.1 attached hereto, each Tranche B Term Loan Lender having a First

         Additional Tranche B Term Loan Commitment severally agrees to lend to Company on the First Amendment Closing Date an amount not exceeding its pro rata share of the aggregate amount of the First Additional Tranche B Term Loan Commitments, which pro rata share is set forth opposite its name on SCHEDULE 2.1 attached hereto, and each Tranche B Term Loan Lender having a Second Additional Tranche B Term Loan Commitment severally agrees to lend to Company on the Amended and Restated Credit Agreement Closing Date an amount not exceeding its pro rata share of the aggregate amount of the Second Additional Tranche B Term Loan Commitments, in each case to be used for the purposes identified in subsection 2.5A. The amounts of each Tranche B Term Loan Lender's Original Tranche B Term Loan Commitment, each Tranche B Term Loan Lender's First Additional Tranche B Term Loan Commitment and each Tranche B Term Loan Lender's Second Additional Tranche B Term Loan Commitment are set forth opposite such Tranche B Term Loan Lender's name on SCHEDULE 2.1 annexed hereto. The aggregate amount of the Original Tranche B Term Loan Commitments is $45,000,000, the aggregate amount of the First Additional Tranche B Term Loan Commitments is $20,000,000, the aggregate amount of the Second Additional Tranche B Term Loan Commitments is $70,000,000 and the aggregate amount of the Tranche B Term Loan Commitments is $135,000,000; PROVIDED that the Tranche B Term Loan Commitments of Tranche B Term Loan Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection 10.1B. Each Tranche B Term Loan Lender's Original Tranche B Term Loan Commitment shall expire immediately and without further action on the earlier of (i) October 31, 1998, if the Original Tranche B Term Loans are not made on or before that date and (ii) at the close of business on the Closing Date. Each Tranche B Term Loan Lender's Second Additional Tranche B Term Loan Commitment shall expire immediately and without further action on the earlier of (i) May 6, 1999, if the Second Additional Tranche B Term Loans are not made on or before that date and (ii) at the close of business on the Amended and Restated Credit Agreement Closing Date. Company may make only one borrowing under the Original Tranche B Term Loan Commitments, only one borrowing under the First Additional Tranche B Term Loan Commitments and only one borrowing under the Second Additional Tranche B Term Loan Commitments. Amounts borrowed under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed.

                  (iii) WORKING CAPITAL LOANS. Each Working Capital Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Working Capital Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Closing Date to but excluding the Working Capital Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Working Capital Loan Commitments to be used for the purposes identified in subsection 2.5B. The original amount of each Working Capital Lender's Working Capital Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed hereto and the aggregate original amount of the Working Capital Loan Commitments is $25,000,000; PROVIDED that the Working Capital Loan Commitments of the Working Capital Lenders shall be adjusted to give effect to any assignments of the Working Capital Loan Commitments pursuant to subsection 10.1B; PROVIDED FURTHER the Working Capital Loan Commitments may be increased pursuant to subsection 2.1A(vii); and PROVIDED STILL FURTHER that the amount of the Working Capital Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4B(ii). Each Working Capital Lender's Working Capital Loan Commitment shall expire on the Working Capital Loan Commitment Termination Date and all Working Capital Loans and all other amounts owed hereunder with respect to the Working Capital Loans and the Working Capital Loan Commitments shall be paid in full no later than that date; provided that each Working Capital Lender's Working Capital Loan Commitment shall expire immediately and without further action on October 31, 1998, if the Tranche B Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iii) may be repaid and, at any time to but excluding the Working Capital Loan Commitment Termination Date, reborrowed.

                  Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Total Utilization of Working Capital Loan Commitments at any time exceed the Working Capital Loan Commitments then in effect.

                  (iv) SWING LINE LOANS. Swing Line Lender hereby agrees, subject to the limitations set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Working Capital Loan Commitments available to Company from time to time during the period from the Closing Date to but excluding the Working Capital Loan Commitment Termination Date by making Swing Line Loans to Company in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment to be used for the purposes identified in subsection 2.5B, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender's outstanding Working Capital Loans and Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender's Working Capital Loan Commitment. The original amount of the Swing Line Loan Commitment is $5,000,000; PROVIDED that any reduction of the Working Capital Loan Commitments made pursuant to subsection 2.4B(ii) which reduces the aggregate Working Capital Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment to the amount of the Working Capital Loan Commitments, as so reduced, without any further action on the part of Company, Administrative Agent or Swing Line Lender. The Swing Line Loan Commitment shall expire on the Working Capital Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date; PROVIDED that the Swing Line Loan Commitment shall expire immediately and without further action on October 31, 1998, if the Tranche B Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iv) may be repaid and, at any time to but excluding the Working Capital Loan Commitment Termination Date, reborrowed.

                  Anything contained in this Agreement to the contrary notwithstanding, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the limitation that in no event shall the Total Utilization of Working Capital Loan Commitments at any time exceed the Working Capital Loan Commitments then in effect.

                  With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 9:00 A.M. (Chicago time) on the first Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting Working Capital Lenders to make Working Capital Loans that are Base Rate Loans on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date such notice is given which

         Swing Line Lender requests Working Capital Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Working Capital Loans made by Working Capital Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Working Capital Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Working Capital Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Working Capital Loans and shall be due under the Working Capital Note of Swing Line Lender and the participations of each Working Capital Lender in such Refunded Swing Line Loan shall be extinguished without further action. Company hereby authorizes Administrative Agent and Swing Line Lender to charge Company's accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Working Capital Loans made by Working Capital Lenders, including the Working Capital Loan deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Working Capital Lenders in the manner contemplated by subsection 10.5.

                  Immediately upon funding of any Swing Line Loan, each Working Capital Lender shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans in an amount equal to its Pro Rata Share of the principal amount of such Swing Line Loans. Upon one Business Day's notice from Swing Line Lender, each Working Capital Lender shall deliver to Swing Line Lender an amount equal to its respective participation in any outstanding Swing Line Loans in same day funds at the Funding and Payment Office. Each such amount so delivered by any Working Capital Lender shall be deemed to be a Base Rate Working Capital Loan of such Working Capital Lender, and the Swing Line Lender's participation, in its capacity as a Working Capital Lender, in any outstanding Swing Line Loans shall be deemed to be converted to a Working Capital Loan of the Swing Line Lender made in its capacity as a Working Capital Lender. In the event any Working Capital Lender fails to make available to Swing Line Lender the amount of such Working Capital Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Working Capital Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of any amount in which other Working Capital Lenders have purchased participations as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Working Capital Lender its Pro Rata Share of such payment.

                  Anything contained herein to the contrary notwithstanding, each Working Capital Lender's obligation to make Working Capital Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Working Capital Lender's obligation to purchase a participation in Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (a) any set-off, counterclaim, recoupment, defense or other right which such Working Capital Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever; (b) the occurrence or continuation of an Event of Default or a Potential Event of Default (subject to the proviso set forth below); (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; PROVIDED that such obligations of each Working Capital Lender are subject to satisfaction of one of the following conditions (X) Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made or (Y) the satisfaction of any such condition not satisfied had been waived in accordance with subsection 10.6.

                  (v) ACQUISITION LOANS. Each Acquisition Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Acquisition Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Merger Date to but excluding the Acquisition Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Acquisition Loan Commitments to be used for the purposes identified in subsection 2.5C. The original amount of each Acquisition Lender's Acquisition Loan Commitment is set forth opposite its name on
         SCHEDULE 2.1 annexed hereto and the aggregate original amount of the Acquisition Loan Commitments is $25,000,000; PROVIDED that the Acquisition Loan Commitments of the Acquisition Lenders shall be adjusted to give effect to any assignments of the Acquisition Loan Commitments pursuant to subsection 10.1B; PROVIDED FURTHER that (i) the amount of the Acquisition Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii), and (ii) the amount of the Acquisition Loan Commitments may be increased pursuant to subsection 2.1A(vii). Each Acquisition Lender's Acquisition Loan Commitment shall expire on the Acquisition Loan Commitment Termination Date and all Acquisition Loans and all other amounts owed hereunder with respect to the Acquisition Loans and the Acquisition Loan Commitments shall be paid in full no later than that date; PROVIDED that each Acquisition Lender's Acquisition Loan Commitment shall expire immediately and without further action on October 31, 1998, if the Tranche B Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(v) may be repaid and reborrowed to but excluding the Acquisition Loan Commitment Termination Date.

                  (vi) TRANCHE D TERM LOANS. Each Tranche D Term Loan Lender having an Original Tranche D Term Loan Commitment severally agrees to lend to Company on the Second Amended and Restated Credit Agreement Closing Date an amount not exceeding its pro rata share of the aggregate amount of the Original Tranche D Term Loan Commitments, which pro rata share is set forth opposite its name on SCHEDULE 2.1 attached hereto, and each Tranche D Term Loan Lender having an Additional Tranche D Term Loan Commitment severally agrees to lend to Company on the Third Amended and Restated Credit Agreement Closing Date an amount not exceeding its pro rata share of the aggregate amount of the Additional Tranche D Term Loan Commitments, which pro rata share is set forth opposite its name on SCHEDULE 2.1 attached hereto, in each case to be used for the purposes identified in subsection 2.5A. The amounts of each Tranche
         D Term Loan Lender's Original Tranche D Term Loan Commitment and each Tranche D Term Loan Lender's Additional Tranche D Term Loan Commitment are set forth opposite such Tranche D Term Loan Lender's name on SCHEDULE 2.1 annexed hereto. The aggregate amount of the Original Tranche D Term Loan Commitments is $40,000,000, the aggregate amount of the Additional Tranche D Term Loan Commitments is $52,500,000 and the aggregate amount of the Tranche D Term Loan Commitments is $92,500,000; PROVIDED that the Tranche D Term Loan Commitments of Tranche D Term Loan Lenders shall be adjusted to give effect to any assignments of the Tranche D Term Loan Commitments pursuant to subsection 10.1B. Each Tranche D Term Loan Lender's Original Tranche D Term Loan Commitment shall expire immediately and without further action on the earlier of (i) December 31, 1999, if the Original Tranche D Term Loans are not made on or before that date and (ii) at the close of business on the Second Amended and Restated Credit Agreement Closing Date. Each Tranche D Term Loan Lender's Additional Tranche D Term Loan Commitment shall expire immediately and without further action on the earlier of (i) June
         30, 2000, if the Additional Tranche D Term Loans are not made on or before that date and (ii) at the close of business on the Third Amended and Restated Credit Agreement Closing Date. Company may make only one borrowing under the Original Tranche D Term Loan
         Commitments and may make only one borrowing under the Additional Tranche D Term Loan Commitments. Amounts borrowed under this subsection 2.1A(vi) and subsequently repaid or prepaid may not be reborrowed.

                  (vii) ADDITIONAL COMMITMENTS. At any time that no Potential Event of Default or Event of Default has occurred and is continuing, the Company may, by notice to the Agents, request that, on the terms and subject to the conditions contained in this Agreement, the Lenders and/or other financial institutions not then a party to this Agreement that are satisfactory to the Agents provide up to an aggregate amount of $20,000,000 in additional Commitments (with respect to one or more tranches). Upon receipt of such notice, the Syndication Agent shall use all commercially reasonable efforts to arrange for the Lenders or other financial institutions to provide such additional Commitments; PROVIDED that the Syndication Agent will first offer each of the Lenders its Pro Rata Share of any such additional Commitments. Alternatively, any Lender may commit to provide the full amount of the requested additional Commitments and then offer portions of such additional Commitments to the other Lenders or other financial institutions, subject to the proviso in the immediately preceding sentence. Nothing contained in this paragraph or otherwise in this Agreement is intended to commit any Lender or any Agent to provide any portion of any such additional Commitments. If and to the extent that any Lenders and/or other financial institutions agree, in their sole discretion, to provide any such additional Commitments, (i) the aggregate amount of the Commitments shall be increased by the amount of the additional Commitments agreed to be so provided, (ii) if there is an increase in the Working Capital Loan Commitments or Acquisition Loan Commitments, the Pro Rata Shares of the respective Lenders in respect of the applicable Commitments shall be proportionally adjusted, (iii) if necessary, in respect of an increase in Working Capital Loan Commitments or Acquisition Loan Commitments, at such time and in such manner as Company and the Syndication Agent shall agree (it being understood that Company and the Agents will use all commercially reasonable efforts to avoid the prepayment or assignment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period applicable thereto), the Lenders who have in their sole discretion agreed to provide such additional Commitments shall assign and assume outstanding Loans and participations in outstanding Letters of Credit so as to cause the amount of such Loans and participations in Letters of Credit held by each Lender that has the affected Commitment to conform to the respective percentages of the applicable Commitments of the Lenders and (iv) Company shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Agents may reasonably request.

         B. BORROWING MECHANICS. Loans made on any Funding Date (other than Working Capital Loans deemed made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(iv) for the purpose of repaying any Refunded Swing Line Loans or Working Capital Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it ("LC REFUNDING LOANS")) shall be in an aggregate minimum amount of $1,000,000 and multiples of $100,000 in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $250,000 and multiples of $10,000 in excess of that amount. Whenever Company desires that Lenders make Loans (other than Swing Line Loans or LC Refunding Loans) it shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (Chicago time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan, other than Eurodollar Loans to be made on the Closing Date or the Merger Date, if the Merger Date occurs on or prior to three Business Days after the Closing Date) or 12:00 Noon (Chicago time) on the proposed Funding Date (in the case of a Base Rate Loan). Whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (Chicago time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested, (iii) in the case of Swing Line Loans, that such Loans shall be Base Rate Loans, (iv) in the case of any other Loans, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (v) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans and Working Capital Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; PROVIDED that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Funding Date. Any Loans made on the Closing Date and on the Merger Date (if the Merger Date occurs on or prior to three Business Days after the Closing
Date) may be Eurodollar Loans regardless of whether this Agreement has been executed at least three Business Days prior to such date and so long as Company has delivered a Notice of Borrowing with respect thereto on or prior to three Business Days prior to such date and has also delivered an indemnity agreement covering broken funding losses in form and substance reasonably satisfactory to Agents.

                  Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have borrowed Loans hereunder.

                  Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing as being true and correct on any applicable Funding Date is not true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a certification by Company, as of the applicable
Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing as being true and correct on such Funding Date.

                  Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith or to pay the amounts payable pursuant to Section 2.6D as a result of the failure to make such borrowing.

         C. DISBURSEMENT OF FUNDS. All Loans (other than Swing Line Loans) under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares of the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Tranche D Term Loan Commitment, the Working Capital Loan Commitment and the Acquisition Loan Commitment, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender or Swing Line Lender, as the case may be, of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent not later than 1:00 P.M. (Chicago time) on the applicable Funding Date, in each case in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 2.1A(iv) or subsection 3.3B with respect to Working Capital Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Closing Date),
4.2 (in the case of Loans made on the Merger Date), 4.3 (in the case of Acquisition Loans) and 4.4 (in the case of all Loans (other than Tranche A Term Loans made on the Merger Date)), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by 2:00 P.M. (Chicago time), by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office.

                  Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the Federal Funds Effective Rate for three Business Days and thereafter at the interest rate applicable to the relevant Loan. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to

Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Loans of the type made on the Funding Date on which, and with respect to which, Administrative Agent made available such amount. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

                  Unless Administrative Agent shall have been notified by Company prior to the date on which it is scheduled to make payment to Administrative Agent of a payment of principal, interest or fees to Administrative Agent for the account of Lenders that Company does not intend to make available to Administrative Agent such amount on such date, Administrative Agent may assume that Company has made such amount available to Administrative Agent on such date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Lenders a corresponding amount on such date. If such corresponding amount is not in fact made available to Administrative Agent by Company, Administrative Agent shall be entitled to recover such corresponding amount on demand from Company together with interest thereon, for each day from such scheduled payment until the date such amount is paid to Administrative Agent, at the interest rate applicable to the relevant Loan. If Company does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Lenders and Lenders shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from the scheduled payment date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Loans of the type made on such scheduled payment date on which, and with respect to which, Administrative Agent made available such amount.

         D. NOTES. Company shall execute and deliver on the Closing Date (i) to each Tranche A Term Loan Lender (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the Closing Date a Tranche A Term Note substantially in the form of EXHIBIT IV annexed hereto to evidence that Lender's Tranche A Term Loan, in the principal amount of that Lender's Tranche A Term Loan Commitment and with other appropriate insertions, (ii) to each Tranche B Term Loan Lender (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the Closing Date a Tranche B Term Note substantially in the form of EXHIBIT V annexed hereto to evidence that Lender's Tranche B Term Loan, in the principal amount of that Lender's Tranche B Term Loan and with other appropriate insertions, (iii) to each Working Capital Lender (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the Closing Date a Working Capital Note substantially in the form of EXHIBIT VI annexed hereto to evidence that Lender's Working Capital Loans, in the principal amount of that Lender's Working Capital Loan Commitment and with other appropriate insertions, (iv) to Swing Line Lender (or to Administrative Agent for Swing Line Lender) if the Swing Line Lender has so requested at least one Business Day prior to the Closing Date a Swing Line Note substantially in the form of EXHIBIT VII annexed hereto to evidence Swing Line Lender's Swing Line Loans, in the principal amount of the Swing Line Loan Commitment and with other appropriate insertions, and (v) to each Acquisition Lender (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the Closing Date an Acquisition Note substantially in the form of EXHIBIT VIII annexed hereto to evidence that Lender's Acquisition Loan, in the principal amount of that Lender's Acquisition Loan Commitment and with other appropriate insertions. Company shall execute and deliver on the First Amendment Closing Date to each Tranche B Term Loan Lender with a First Additional Tranche B Term Loan Commitment (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the First Amendment Closing Date a First

Additional Tranche B Term Note substantially in the form of EXHIBIT V annexed hereto to evidence that Lender's First Additional Tranche B Term Loan, in the principal amount of that Lender's First Additional Tranche B Term Loan and with other appropriate insertions. Company shall execute and deliver on the Second Amended and Restated Credit Agreement Closing Date (i) to each Tranche A Term Loan Lender with an Additional Tranche A Term Loan Commitment (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the Second Amended and Restated Credit Agreement Closing Date an Additional Tranche A Term Note substantially in the form of
EXHIBIT IV annexed hereto to evidence that Lender's Additional Tranche A Term Loan, in the principal amount of that Lender's Additional Tranche A Term Loan and with other appropriate insertions and (ii) to each Tranche D Term Loan Lender (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the Second Amended and Restated Credit Agreement Closing Date a Tranche D Term Note substantially in the form of
EXHIBIT XXXII annexed hereto to evidence that Lender's Tranche D Term Loan, in the principal amount of that Lender's Tranche D Term Loan and with other appropriate insertions. Company shall execute and deliver on the Third Amended and Restated Credit Agreement Closing Date (i) to each Tranche A Term Loan Lender with a Second Additional Tranche A Term Loan Commitment (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the Third Amended and Restated Credit Agreement Closing Date a Tranche A Term Note substantially in the form of EXHIBIT IV annexed hereto to evidence that Lender's Second Additional Tranche A Term Loan, in the principal amount of that Lender's Second Additional Tranche A Term Loan and with other appropriate insertions, (ii) to each Tranche D Term Loan Lender with an Additional Tranche D Term Loan Commitment (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the Third Amended and Restated Credit Agreement Closing Date an Additional Tranche D Term Note substantially in the form of EXHIBIT XXXII annexed hereto to evidence that Lender's Additional Tranche D Term Loan, in the principal amount of that Lender's Additional Tranche D Term Loan and with other appropriate insertions and (iii) upon receipt of the applicable originally executed Tranche C Term Note being exchanged for a Tranche B Term Note, to each Lender with a Tranche C Term Loan (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the Third Amended and Restated Credit Agreement Closing Date a Second Additional Tranche B Term Note substantially in the form of
EXHIBIT XXXI annexed hereto to evidence that Lender's Second Additional Tranche B Term Loan, in the principal amount of that Lender's Second Additional Tranche B Term Loan and with other appropriate insertions.

         E. REGISTER. (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of Company to such Lender resulting from each Loan made by such Lender to Company, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to the preceding paragraph, execution and delivery of a Note or Notes evidencing the Loans made by such Lender to Company, such account or accounts shall, to the extent not inconsistent with the notations made by Administrative Agent in the Register (as defined below), be conclusive and binding on Company absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of Company or any other Loan Party.

                  (b)(i) Company hereby designates Administrative Agent to serve as its agent, solely for the purpose of this subsection (b)(i), to maintain a register (the "REGISTER") on which Administrative Agent will record each Lender's Commitments, the Loans made by each Lender to Company, the Interest Period, if any, with respect thereto and each repayment in respect of the principal amount of the Loans of each Lender to Company and annexed to which Administrative Agent shall retain a copy of each Assignment Agreement delivered to Administrative Agent pursuant to Section 10.1. Failure to make any recordation, or any error in such recordation, shall not affect Company's obligations in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and Company, Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and as provided in subsection (b)(ii), the Note evidencing such Loan, if any) is registered as the owner thereof for all purposes of this Agreement notwithstanding notice or any provision herein to the contrary. Any Commitment of any Lender and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of any Commitment of any Lender or the Loans made pursuant thereto shall be registered in the Register only upon delivery to Administrative Agent of an Assignment Agreement duly executed by the assignor thereof. No assignment or transfer of any Commitment of any Lender or the Loans made pursuant thereto shall be effective, unless such assignment or transfer shall have been recorded in the Register by Administrative Agent as provided in this Section.

                  (ii) Company agrees that, upon the request by any Lender which becomes a party to this Agreement after the date hereof to Administrative Agent, Company will execute and deliver to such Lender a Note evidencing the Loans made by such Lender to Company. Company authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not consistent with the notations made by Administrative Agent in the Register, be conclusive and binding on Company absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations or any error in any such notations shall not limit or otherwise affect any Obligations of Company or any other Loan Party. The Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.1) be represented by one or more Notes payable to the order of the payee named therein and its registered assigns. A Note and the obligations evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, accompanied by an Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Notes shall be issued by Company to the designated assignee marked "exchanged". No assignment of a Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by Administrative Agent as provided in this Section.

2.2      INTEREST ON THE LOANS.

         A. RATE OF INTEREST. Subject to the provisions of subsection 2.6, each Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate. Each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Loan may be changed from time to time pursuant to subsection 2.2D.

                  (i) (a) Subject to the provisions of subsection 2.2E, the Tranche A Term Loans, the Working Capital Loans and the Acquisition Loans shall bear interest through maturity as follows:

                           (1) if a Base Rate Loan, then at the sum of the Base Rate plus the Base Rate Margin set forth in the table below opposite the Consolidated Leverage Ratio as set forth in the most recent Margin Determination Certificate delivered pursuant to subsection 6.1(iv); or

                           (2) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate for the Interest Period applicable to such Loan PLUS the Eurodollar Rate Margin set forth in the table below opposite the Consolidated Leverage Ratio as set forth in the most recent Margin Determination Certificate delivered pursuant to subsection 6.1(iv):

                                                                  APPLICABLE
                                                                EURODOLLAR RATE           APPLICABLE BASE
CONSOLIDATED LEVERAGE RATIO                                         MARGIN                  RATE MARGIN
---------------------------                                     ---------------           ---------------
Greater than or equal to                                             3.25%                      2.00%
5.00:1.00

Greater than or equal to                                              3.00%                     1.75%
4.50:1.00 but less than
5.00:1.00

Greater than or equal to                                              2.75%                     1.50%
4.00:1.00 but less than
4.50:1.00

Greater than or equal to                                              2.25%                     1.00%
3.50:1.00 but less than
4.00:1.00

Greater than or equal to                                              2.00%                     0.75%
3.00:1.00 but less than
3.50:1.00

Less than 3.00:1.00                                                   1.50%                     0.25%


PROVIDED that until the First Amendment Closing Date, the applicable margin for Tranche A Term Loans, Working Capital Loans and Acquisition Loans that are Eurodollar Rate Loans shall be 2.25% per annum and for Tranche A Term Loans, Working Capital Loans, Swing Line Loans and Acquisition

Loans that are Base Rate Loans shall be 1.00% per annum; PROVIDED FURTHER that from the First Amendment Closing Date until the delivery of the first Margin Determination Certificate pursuant to subsection 6.1(iv) after the six-month anniversary of the First Amendment Closing Date, the applicable margin for Tranche A Term Loans, Working Capital Loans and Acquisition Loans that are Eurodollar Rate Loans shall be 2.75% per annum and for Tranche A Term Loans, Working Capital Loans, Swing Line Loans and Acquisition Loans that are Base Rate Loans shall be 1.50% per annum; PROVIDED FURTHER that from the Third Amended and Restated Credit Agreement Closing Date until delivery of the first Margin Determination Certificate pursuant to subsection 6.1(iv) after the six-month anniversary of the Third Amended and Restated Credit Agreement Date, the applicable margin for Tranche A Term Loans, Working Capital Loans and Acquisition Loans that are Eurodollar Rate Loans shall be the greater of (A) 3.00% per annum or (B) the Applicable Eurodollar Rate Margin as shown in the preceding table, and the applicable margin for Tranche A Term Loans, Working Capital Loans, Swing Line Loans and Acquisition Loans that are Base Rate Loans shall be the greater of (A) 1.75% per annum or (B) the Applicable Base Rate Margin as shown in the preceding table.

         Changes in the applicable margin for Tranche A Term Loans, Working Capital Loans and Acquisition Loans resulting from a change in the Consolidated Leverage Ratio shall become effective as provided in subsection 2.3C.

         If at any time a Margin Determination Certificate is not delivered at the time required pursuant to subsection 6.1(iv), from the time such Margin Determination Certificate was required to be delivered until delivery of such Margin Determination Certificate, such applicable margins shall be the maximum percentage amount for the relevant Loan set forth above.

                  (b) Subject to the provisions of subsection 2.2E, the Tranche B Term Loans shall bear interest through maturity as follows:

                           (1) if a Base Rate Loan, then (A) from the Closing Date until the First Amendment Closing Date, at the sum of the Base Rate PLUS 1.25% per annum, (B) from the First Amendment Closing Date until the Third Amended and Restated Credit Agreement Closing Date, at the sum of the Base Rate PLUS 1.75% per annum and (C) from the Third Amended and Restated Credit Agreement Closing Date until maturity, at the sum of the Base Rate PLUS 2.25% per annum; or

                           (2) if a Eurodollar Rate Loan, then (A) from the Closing Date until the First Amendment Closing Date, at the sum of the Adjusted Eurodollar Rate for the Interest Period applicable to such Loan PLUS 2.50% per annum, (B) from the First Amendment Closing Date until the Third Amended and Restated Credit Agreement Closing Date, at the sum of the Adjusted Eurodollar Rate for the Interest Period applicable to such Loan PLUS 3.00% per annum, and (C) from the Third Amended and Restated Credit Agreement Closing Date until maturity, at the sum of the Adjusted Eurodollar Rate for the Interest Period applicable to such Loan PLUS 3.50% per annum;

                  (c) Subject to the provisions of subsection 2.2E, the Tranche D Term Loans shall bear interest through maturity as follows:

                           (1) if a Base Rate Loan, then (A) from the Second
                  Amended and Restated Credit Agreement Closing Date until the Third Amended and Restated Credit Agreement Closing Date, at the sum of the Base Rate PLUS 2.50% per annum and (B) from the Third Amended and Restated Credit Agreement Closing Date until maturity, at the sum of the Base Rate PLUS 2.75% per annum; or

                           (2) if a Eurodollar Rate Loan, then (A) from the
                  Second Amended and Restated Credit Agreement Closing Date until the Third Amended and Restated Credit Agreement Closing Date, at the sum of the Adjusted Eurodollar Rate for the Interest Period applicable to such Loan PLUS 3.75% per annum and (B) from the Third Amended and Restated Credit Agreement Closing Date until maturity, at the sum of the Adjusted Eurodollar Rate for the Interest Period applicable to such Loan PLUS 4.00% per annum;

     PROVIDED that in the event that at any time during the period from the Closing Date until the consummation of the Merger, Acquisition Co. shall own less than the Minimum Shares, then for each day or part of a day that Acquisition Co. owns less than the Minimum Shares, the applicable margins shall be increased by an additional 1.00% per annum.

               (ii) Subject to the provisions of subsection 2.2E, the Swing Line Loans shall bear interest through maturity at the sum of the Base Rate PLUS the Base Rate Margin for Working Capital Loans minus the commitment fee percentage then in effect for Working Capital Loans as determined pursuant to subsection 2.3A(i).

          B. INTEREST PERIODS. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "INTEREST PERIOD") to be applicable to such Loan, which Interest Period shall be, at Company's option, either a one, two, three, six, or, if available to each Lender, nine or twelve month period; PROVIDED that:

               (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

               (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

               (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

               (v) no Interest Period with respect to any portion of the Tranche A Term Loans shall extend beyond September 30, 2004, no Interest Period with respect to any portion of the Tranche B Term Loans shall extend beyond September 30, 2005, no Interest Period with respect to any portion of the Tranche D Term Loans shall extend beyond December 17, 2006, no Interest Period with respect to any portion of the Working Capital Loans shall extend beyond the Working Capital Loan Commitment Termination Date and no Interest Period with respect to any portion of the Acquisition Loans shall extend the Acquisition Loan Commitment Termination Date;

               (vi) no Interest Period with respect to any portion of the Tranche A Term Loans, the Tranche B Term Loans, or the Tranche D Term Loans shall extend beyond a date on which Company is required to make a scheduled payment of principal of the Tranche A Term Loans, the Tranche B Term Loans or the Tranche D Term Loans, as the case may be, unless the sum of (a) the aggregate principal amount of Tranche A Term Loans, Tranche B Term Loans or Tranche D Term Loans, as the case may be, that are Base Rate Loans PLUS (b) the aggregate principal amount of Tranche A Term Loans, Tranche B Term Loans or Tranche D Term Loans, as the case may be, that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Tranche A Term Loans, Tranche B Term Loans or Tranche D Term Loans, as the case may be, on such date;

               (vii) there shall be outstanding at any time no more than four Interest Periods with respect to the Tranche A Term Loans, four Interest Periods with respect to the Tranche B Term Loans, four Interest Periods with respect to the Tranche D Term Loans, six Interest Periods with respect to the Working Capital Loans and four Interest Periods with respect to the Acquisition Loans; and

               (viii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month

;PROVIDED that with respect to each Term Loan made on the Closing Date, the Merger Date or the Amended and Restated Credit Agreement Closing Date, the initial Interest Period will commence on the Business Day on which such Term Loan is made (or, if such Term Loan is made as a Base Rate Loan, the initial Interest Period will commence on the date specified in the Notice of Conversion delivered with respect thereto) and shall end on the last Business Day of the month following the month in which such Term Loan is made; PROVIDED, FURTHER that with respect to each Additional Tranche A Term Loan made on the Second Amended and Restated Credit Agreement Closing Date, if the Administrative Agent shall agree, the initial Interest Period will commence on the Business Day on which such Additional Tranche A Term Loan is made and shall end on the last day of the then existing Interest Period in respect of the then outstanding Original Tranche A Term Loans; PROVIDED, FURTHER that with respect to each Additional Tranche D Term Loan made on the Third Amended and Restated Credit Agreement Closing Date, if the Administrative Agent shall agree, the initial Interest Period will commence on the Business Day on which such Additional Tranche D

Term Loan is made and shall end on the last day of the then existing Interest Period in respect of the then outstanding Original Tranche D Term Loans.

     C. INTEREST PAYMENTS. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); PROVIDED that in the event any Swing Line Loans or any Working Capital Loans or any Acquisition Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Swing Line Loans or Working Capital Loans or Acquisition Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity).

     D. CONVERSION OR CONTINUATION. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Loans equal to $1,000,000 and multiples of $100,000 in excess of that amount from Loans bearing interest at the Base Rate to Loans bearing interest at the Eurodollar Rate or all or any part of its outstanding Loans equal to $1,000,000 and multiples of $100,000 in excess of that amount from Loans bearing interest at the Eurodollar Rate to Loans bearing interest at the Base Rate or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $1,000,000 and multiples of $100,000 in excess of that amount as a Eurodollar Rate Loan.

     Company shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 10:00 A.M. (Chicago time) on the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation,
(iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing as of the date of the proposed conversion/continuation. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; PROVIDED that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Upon receipt of written or telephonic notice of any proposed conversion/continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by telefacsimile or telephone to each Lender.

     Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

     Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith or to pay the amounts payable pursuant to Section 2.6D as a result of the failure to effect such continuation/conversion.

     E. DEFAULT RATE. Upon the occurrence and during the continuation of any Event of Default, at the request of Administrative Agent, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans that are Working Capital Loans); PROVIDED that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of any Agent or any Lender.

     F. COMPUTATION OF INTEREST. Interest on the Loans shall be computed (i) in the case of Base Rate Loans, on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan (if payment is received prior to 2:00 P.M. (Chicago time)) or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded, provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

2.3 FEES.

     A. COMMITMENT FEES.

          (i) WORKING CAPITAL COMMITMENTS. Company agrees to pay to Administrative Agent, for distribution to each Working Capital Lender in proportion to that Lender's Pro Rata Share of the Working Capital Loan Commitments, commitment fees for each day during the period from and including the Closing Date to and excluding the Working Capital Loan Commitment Termination Date (or, if earlier, the date of termination of the Working Capital Loan Commitments in their entirety) on the excess on such day of the Working Capital Loan Commitments over the sum of (i) the aggregate principal amount of outstanding Working Capital Loans on such day plus (ii) the Letter of Credit Usage (but not including any outstanding Swing Line Loans) on such day at a rate per annum equal to the commitment fee percentage set forth below opposite the Consolidated Leverage Ratio as set forth in the most recent Margin Determination Certificate delivered pursuant to subsection 6.1(iv):

                                                             Working Capital Loan
   Consolidated Leverage Ratio                            Commitment Fee Percentage
   ---------------------------                            -------------------------
Greater than or equal to 5.00:1.00                                   0.500%

Greater than or equal to 4.00:1.00                                   0.375%
but less than 5.00:1.00

Greater than or equal to 3.00:1.00                                   0.300%
but less than 4.00:1.00

Less than 3.00:1.00                                                  0.250%


     such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on each Quarterly Date of each year, commencing on the first such date to occur after the Closing Date, and on the Working Capital Loan Commitment Termination Date; PROVIDED that until the delivery of the first Margin Determination Certificate pursuant to subsection 6.1(iv) after the six-month anniversary of the Closing Date the applicable commitment fee percentage for the Working Capital Loan Commitments shall be 0.50%. Changes in the applicable commitment fee rate for Working Capital Loan Commitments resulting from a change in the Consolidated Leverage Ratio shall become effective as provided in subsection 2.3C. In the event that Company fails to deliver a Margin Determination Certificate timely in accordance with the provisions of subsection 6.1(iv), from the time such Margin Determination Certificate was required to be delivered until such date as such a Margin Determination Certificate is actually delivered, the applicable commitment fee percentage shall be the maximum percentage amount set forth above per annum.

          (ii) ACQUISITION LOAN COMMITMENTS. Company agrees to pay to Administrative Agent, for distribution to each Acquisition Lender in proportion to that Acquisition Lender's Pro Rata Share of the Acquisition Loan Commitments, commitment fees for each day during the period from and including the Closing Date to and excluding the Acquisition Loan Commitment Termination Date (or, if earlier, the date of termination of the Acquisition Loan Commitments in their entirety) on the excess on such day of the Acquisition Loan Commitments over the aggregate principal amount of outstanding Acquisition Loans on such date, (the "Unused Acquisition Loan Commitment Amount") at a rate per annum equal to the commitment fee percentage set out below opposite the Consolidated Leverage Ratio as set forth in the most recent Margin Determination Certificate delivered pursuant to subsection 6.1(iv), PROVIDED that on any date prior to the date of the delivery of the first Margin Determination Certificate after the six month anniversary of the Closing Date, if the Unused Acquisition Loan Commitment Amount on such date is less than 50% of the aggregate Acquisition Loan Commitments, the applicable commitment fee percentage on such date shall be 0.75% per annum and if the Unused Acquisition Loan Commitment Amount on such date is equal to or greater than 50% of the aggregate Acquisition Loan Commitments, the applicable commitment fee percentage on such date shall be 0.50% per annum:

                                                                       Acquisition Loan
                                                                  Commitment Fee Percentage
                                                       -------------------------------------------
                                                       Utilization                Utilization
     Consolidated Leverage Ratio                       Less than 50%             Greater than 50%
     ---------------------------                       -------------             ----------------
Greater than or equal to 5.00:1.00                          0.750%                     0.500%

Greater than or equal to 4.00:1.00                          0.625%                     0.375%
but less than 5.00:1.00

Greater than or equal to 3.00:1.00                          0.550%                     0.300%
but less than 4.00:1.00

Less than 3.00:1.00                                         0.500%                     0.250%


     such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on each Quarterly Date of each year, commencing on the first such date to occur after the Closing Date, and on the Acquisition Loan Commitment Termination Date. Changes in the applicable commitment fee rate for Acquisition Loan Commitments resulting from a change in the Consolidated Leverage Ratio shall become effective as provided in subsection 2.3C. In the event that Company fails to deliver a Margin Determination Certificate timely in accordance with the provisions of subsection 6.1(iv), from the time such Margin Determination Certificate was required to be delivered until such date as such a Margin Determination Certificate is actually delivered, the applicable commitment fee percentage shall be the maximum percentage amount set forth above per annum.

          (iii) TRANCHE A TERM LOAN COMMITMENTS. Company agrees to pay to Administrative Agent, for distribution to each Tranche A Term Loan Lender in proportion to that Tranche A Term Loan Lender's Pro Rata Share of the Tranche A Term Loan Commitments, commitment fees for the period from and including the Closing Date to and excluding the Merger Date (or, if earlier, the date of termination of the Tranche A Term Loan Commitments in their entirety) on the daily average unused Tranche A Term Loan Commitments during such period at a rate per annum equal to 2.25%; such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly on each Quarterly Date, commencing on the first such date to occur after the Closing Date and on the Merger Date.

     B. OTHER FEES. Company agrees to pay to Arranger and Agents such other fees in the amounts and at the times separately agreed upon between Company, Agents and Arranger.

     C. DETERMINATION OF APPLICABLE MARGINS.

     Subject to the last sentence of subsection 2.2A(i)(a), the last sentence of subsection 2.3A(i) and the last sentence of subsection 2.3A(ii), the Consolidated Leverage Ratio used to compute the applicable margin for Tranche A Term Loans, Working Capital Loans and Acquisition Loans for purposes of subsection 2.2A(i) and subsection 3.2 and the applicable commitment fee rates for the Working Capital Loan Commitments and the Acquisition Loan Commitments for purposes of subsection 2.3A (such applicable margins and commitment fee rates being referred to in this subsection 2.3C as the "APPLICABLE MARGINS") for any day shall be the Consolidated Leverage Ratio set forth in the Margin Determination Certificate most recently delivered by Company to Administrative Agent on or prior to such day pursuant to subsection 6.1(iv). Changes in the Applicable Margins resulting from a change in the Consolidated Leverage Ratio shall become effective on the first Business Day following delivery by Company to Administrative Agent of a new Margin Determination Certificate pursuant to subsection 6.1(iv). Notwithstanding the foregoing, Company may, in its sole discretion, within ten Business Days following the end of any Fiscal Quarter, deliver to Administrative Agent a written estimate (the "LEVERAGE RATIO ESTIMATE") setting forth Company's good faith estimate of the Consolidated Leverage Ratio (based on calculations contained in a Margin Determination Certificate) that will be set forth in the next Margin Determination Certificate required to be delivered by Company to Administrative Agent pursuant to subsection 6.1(iv). In the event that the Leverage Ratio Estimate indicates that there would be a change in the Applicable Margins resulting from a change in the Consolidated Leverage Ratio, such change will become effective on the first Business Day following delivery of the Leverage Ratio Estimate. In the event that, once the next Margin Determination Certificate is delivered, the Consolidated Leverage Ratio as set forth in such Margin Determination Certificate differs from that calculated in the Leverage Ratio Estimate delivered for the Fiscal Quarter with respect to which such Margin Determination Certificate has been delivered, and such difference results in Applicable Margins which are greater or lesser than the Applicable Margins theretofore in effect, then (A) such greater or lesser Applicable Margins shall be deemed to be in effect for all purposes of this Agreement from the first Business Day following the delivery of the Leverage Ratio Estimate and (B) if Company shall have theretofore made any payment of interest, commitment fees or letter of credit fees in respect of the period from the first Business Day following the delivery of the Leverage Ratio Estimate to the Business Day following actual date of delivery of the Margin Determination Certificate, then, on the next Quarterly Date, either (x) if the new Applicable Margins are greater than the Applicable Margins theretofore in effect, Company shall pay as a supplemental payment of interest, commitment fees and/or letter of credit fees, as applicable, an amount which equals the difference between the amount of interest, commitment fees and/or letter of credit fees that would otherwise have been paid based on such new Consolidated Leverage Ratio and the amount of interest, commitment fees and/or letter of credit fees, as applicable, actually so paid, or (y) if the new Applicable Margins are less than the Applicable Margins theretofore in effect, an amount shall be deducted from the interest, commitment fees and/or letter of credit fees, as applicable, then otherwise payable in an amount which equals the difference between the amount of interest, commitment fees and/or letter of credit fees, as applicable, so paid and the amount of interest, commitment fees and/or letter of credit fees, as applicable, that would otherwise have been paid based on such new Consolidated Leverage Ratio (or, if no such payment is owed by Company to the applicable Lenders on such next Quarterly Date, or if such amount owed by Company is less than such difference, the applicable Lenders shall pay to Company on such next Quarterly Date the amount of such difference less the amount, if any, owed by Company to such Lenders on such Quarterly Date).

2.4 REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN LOAN COMMITMENTS; GENERAL PROVISIONS REGARDING PAYMENTS.

     A. SCHEDULED PAYMENTS OF TRANCHE A TERM LOANS, TRANCHE B TERM LOANS AND TRANCHE D TERM LOANS.

          (i) SCHEDULED PAYMENTS OF TRANCHE A TERM LOANS. Company shall make principal payments on the Tranche A Term Loans on each of the following dates in the aggregate amount, expressed as a percentage of the Tranche A Term Loan Lenders' aggregate original Tranche A Term Loan Commitments, set forth opposite such date in the table set forth below:

                                                Scheduled Repayment
 Scheduled Repayment Date                     of Tranche a Term Loans
 ------------------------                     ------------------------
 December 31, 1999                                      $500,000
 March 31, 2000                                         $500,000
 June 30, 2000                                          $531,250
 September 30, 2000                                     $531,250
 December 31, 2000                                    $1,062,500

 March 31, 2001                                       $1,062,500
 June 30, 2001                                        $1,062,500
 September 30, 2001                                   $1,062,500
 December 31, 2001                                    $2,125,000

 March 31, 2002                                       $2,125,000
 June 30, 2002                                        $2,125,000
 September 30, 2002                                   $2,125,000
 December 31, 2002                                    $2,656,250

 March 31, 2003                                       $2,656,250
 June 30, 2003                                        $2,656,250
 September 30, 2003                                   $2,656,250
 December 31, 2003                                    $4,265,625

 March 31, 2004                                       $4,265,625
 June 30, 2004                                        $4,265,625
 September 30, 2004                                   $4,265,625
                                                      ----------
                            Total                    $42,500,000

     PROVIDED that the scheduled installments of principal of the Tranche A Term Loans set forth above shall be reduced by an amount equal to the aggregate principal amount of any voluntary or mandatory prepayments of the Tranche A Term Loans in accordance with subsection 2.4B(iv); and PROVIDED, FURTHER that the Tranche A Term Loans and all other amounts owed hereunder with respect to the Tranche A Term Loans shall be paid in full no later than September 30, 2004, and the final installment payable by Company in respect of the Tranche A Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche A Term Loans.

          (ii) SCHEDULED PAYMENTS OF TRANCHE B TERM LOANS. Company shall make principal payments on the Tranche B Term Loans in installments on each of the following dates in the aggregate amount set forth opposite such date in the table set forth below:


                                                             Scheduled Repayment
 Scheduled Repayment Date                                  of Tranche B Term Loans
 ------------------------                                  -----------------------
 December 31, 1998                                                  $112,500
 March 31, 1999                                                     $162,500
 June 30, 1999                                                      $337,500
 September 30, 1999                                                 $337,500
 December 31, 1999                                                  $337,500

 March 31, 2000                                                     $337,500
 June 30, 2000                                                      $337,500
 September 30, 2000                                                 $337,500
 December 31, 2000                                                  $337,500

 March 31, 2001                                                     $337,500
 June 30, 2001                                                      $337,500
 September 30, 2001                                                 $337,500
 December 31, 2001                                                  $337,500

 March 31, 2002                                                     $337,500
 June 30, 2002                                                      $337,500
 September 30, 2002                                                 $337,500
 December 31, 2002                                                  $337,500

 March 31, 2003                                                     $337,500
 June 30, 2003                                                      $337,500
 September 30, 2003                                                 $337,500
 December 31, 2003                                                  $337,500

 March 31, 2004                                                     $337,500
 June 30, 2004                                                      $337,500
 September 30, 2004                                                 $337,500
 December 31, 2004                                               $31,825,000

 March 31, 2005                                                  $31,825,000
 June 30, 2005                                                   $31,825,000
 September 30, 2005                                              $31,825,000
                                                                ------------
                            Total                               $135,000,000

PROVIDED that the scheduled installments of principal of the Tranche B Term Loans set forth above shall be reduced by an amount equal to the aggregate principal amount of any voluntary or mandatory prepayments of the Tranche B Term Loans in accordance with subsection 2.4B(iv); and PROVIDED, FURTHER that the Tranche B Term Loans and all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than September 30, 2005, and the final installment payable by Company in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche B Term Loans.

          (iii) SCHEDULED PAYMENTS OF TRANCHE D TERM LOANS. Company shall make principal payments on the Tranche D Term Loans in installments on each of the following dates in the aggregate amount set forth opposite such date in the table set forth below:


                                                                Scheduled Repayment
Scheduled Repayment Date                                      of Tranche D Term Loans
------------------------                                      -----------------------
March 31, 2000                                                           $100,000
June 30, 2000                                                            $231,250
September 30, 2000                                                       $231,250
December 31, 2000                                                        $231,250

March 31, 2001                                                           $231,250
June 30, 2001                                                            $281,250
September 30, 2001                                                       $281,250
December 31, 2001                                                        $281,250

March 31, 2002                                                           $281,250
June 30, 2002                                                            $281,250
September 30, 2002                                                       $281,250
December 31, 2002                                                        $281,250

March 31, 2003                                                           $281,250
June 30, 2003                                                            $281,250
September 30, 2003                                                       $281,250
December 31, 2003                                                        $281,250

March 31, 2004                                                           $281,250
June 30, 2004                                                            $281,250
September 30, 2004                                                       $281,250
December 31, 2004                                                        $281,250

March 31, 2005                                                           $281,250
June 30, 2005                                                            $281,250
September 30, 2005                                                       $281,250
December 31, 2005                                                        $281,250

March 31, 2006                                                        $26,532,812
June 30, 2006                                                         $26,532,812
September 30, 2006                                                    $26,532,812
December 17, 2006                                                     $26,532,812
                                                                     ------------

                           Total                                     $112,500,000


; PROVIDED that the scheduled installments of principal of the Tranche D Term Loans set forth above shall be reduced by an amount equal to the aggregate principal amount of any voluntary or mandatory prepayments of the Tranche D Term Loans in accordance with subsection 2.4B(iv); and PROVIDED, FURTHER that the Tranche D Term Loans and all other amounts owed hereunder with respect to the Tranche D Term Loans shall be paid in full no later than December 17, 2006, and the final installment payable by Company in respect of the Tranche D Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche D Term Loans.

B. PREPAYMENTS AND UNSCHEDULED REDUCTIONS IN COMMITMENTS.

     (i) VOLUNTARY PREPAYMENTS. Company may, upon written or telephonic notice to Administrative Agent on or prior to 2:00 PM (Chicago time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $250,000 and multiples of $10,000 in excess of that amount. Company may, upon one Business Day's prior written or telephonic notice by 12:00 Noon (Chicago time), in the case of Base Rate Loans (other than Swing Line Loans), and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent by 11:00 A.M. (Chicago time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 and multiples of $100,000 in excess of that amount, subject in the case of prepayments of Eurodollar Loans to compliance with subsection 2.6D if such prepayment is made on a date prior to the expiration of the applicable Interest Period. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv).

     (ii) VOLUNTARY REDUCTIONS OF LOAN COMMITMENTS. Company may, upon not less than one Business Day's prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Working Capital Lender or Acquisition Loan Lender, as the case may be), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, (a) the Working Capital Loan Commitments in an amount up to the amount by which the Working Capital Loan Commitments exceed the Total Utilization of Working Capital Loan Commitments at the time of such proposed termination or reduction, (b) the Acquisition Loan Commitments in an amount up to the amount by which the Acquisition Loan Commitments exceed the outstanding Acquisition Loans at the time of such proposed termination or reduction; PROVIDED that any such partial reduction shall be in an aggregate minimum amount of $1,000,000 and multiples of $100,000 in excess of that amount. Company's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Working Capital Loan Commitments and/or the Acquisition Loan Commitments, as the case may be, shall be effective on the date specified in Company's notice and shall reduce the Working Capital Loan Commitment of each Working Capital Lender and/or the Acquisition Loan Commitments, as the case may be, of each Acquisition Loan Lender proportionately to its Pro Rata Share.

     (iii) MANDATORY PREPAYMENTS AND MANDATORY REDUCTIONS OF LOAN COMMITMENTS. Upon and after the Merger Date, the Loans shall be prepaid and/or the Acquisition Loan Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in subsection 2.4B(iv):

          (a) PREPAYMENTS AND REDUCTIONS FROM NET ASSET SALE PROCEEDS. No later than 30 calendar days following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale consummated after the consummation of the Merger (other than any Asset Sale permitted under subsections 7.7(iv) and 7.7(x) or an Asset Sale to Company or a Subsidiary Guarantor), Company shall prepay the Loans and/or the Acquisition Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds; PROVIDED that if Company states in the Officers' Certificate delivered pursuant to subsection 2.4B(iii)(e) that Company or the applicable Subsidiary intends to apply, within 365 days after the receipt of such Net Asset Sale Proceeds, all or a portion (as specified in such Officers' Certificate) of such Net Asset Sale Proceeds to a Property Reinvestment Application Company shall not be required to prepay the Loans and/or the Acquisition Loan Commitments shall not be reduced by such amount to be applied to a Property Reinvestment Application; provided further that to the extent such amount of Net Asset Sale Proceeds is not applied to a Property Reinvestment Application within such 365-day period, Company shall, on the last day of such 365-day period prepay the Loans and/or the Acquisition Loan Commitments shall be permanently reduced by the aggregate amount equal to such amount of Net Asset Sale Proceeds not so applied to Property Reinvestment Application.

          (b) PREPAYMENTS AND REDUCTIONS FROM NET INSURANCE/CONDEMNATION PROCEEDS. No later than the first Business Day following the date of receipt by Administrative Agent or by Company or any of its Subsidiaries after the Merger Date of any Net Insurance/Condemnation Proceeds in excess of $250,000 with respect to any loss or taking or series of related losses or takings, Company shall prepay the Loans and/or the Acquisition Loan Commitments shall be permanently reduced in an aggregate amount equal to the amount of such Net Insurance/Condemnation Proceeds; PROVIDED, HOWEVER, that (i) no such prepayment and/or reduction shall be required to the extent under the terms of any lease or other agreement existing on the date hereof such Net Insurance/Condemnation Proceeds are required to be used to replace, rebuild or repair the asset so damaged, destroyed or taken and
     (ii) if Company states in the Officers' Certificate delivered pursuant to subsection 2.4B(iii)(e) that Company or the applicable Subsidiary intends to apply, within 365 days after the receipt of such Net Insurance/Condemnation Proceeds, all or a portion (as specified in such Officers' Certificate) of such Net Insurance/Condemnation Proceeds to a Property Reinvestment Application, Company shall not be required to prepay Loans and/or the Acquisition Loan Commitments shall not be reduced by such amount to be applied to a Property Reinvestment Application; PROVIDED FURTHER that to the extent such amount of Net Insurance/Condemnation Proceeds is not applied to a Property Reinvestment Application within such 365-day period, Company shall, on the last day of such 365-day period prepay the Loans and/or the Acquisition Loan Commitments shall be permanently reduced by the aggregate amount equal to such amount of such Net Insurance/Condemnation Proceeds not so applied to a Property Reinvestment Application.

          (c) PREPAYMENTS AND REDUCTIONS DUE TO ISSUANCE OF DEBT OR EQUITY SECURITIES. On the date of receipt by Parent, Company or any of its Subsidiaries of the cash proceeds (any such cash proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including investment banking, legal, brokerage, accounting fees and expenses, being "Net Securities Proceeds"), from the issuance of equity Securities of Parent, Company or any of its Subsidiaries after the Merger Date (other than Excluded Equity Proceeds) or of debt Securities of Company or any of its Subsidiaries after the Merger Date (other than the proceeds of the issuance of Indebtedness permitted by subsection 7.1 (including without limitation the proceeds from the sale of the Senior Subordinated Notes)), Company shall prepay the Loans and/or the Acquisition Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Securities Proceeds in the case of the proceeds of debt Securities and in an aggregate amount equal to 50% of such Net Securities Proceeds in the case of the proceeds of equity Securities; PROVIDED the amount of such prepayment hereunder in respect of Net Securities Proceeds constituting the proceeds of the issuance and sale of equity Securities shall be limited to the amount necessary to reduce the amount of Indebtedness included in the calculation of the Consolidated Leverage Ratio to the amount that would result, on a pro forma basis after giving effect to such prepayment, in a Consolidated Leverage Ratio of 3.50:1.00 or less at the end of the Fiscal Quarter then most recently ended and (ii) no such prepayment in respect of Net Securities Proceeds constituting the proceeds of the issuance and sale of Equity Securities shall be required to be made at such times as the Consolidated Leverage Ratio at the end of the most recent Fiscal Quarter (as evidenced by a Margin Determination Certificate delivered to Administrative Agent pursuant to subsection 6.1(iv)) is equal to or less than 3.50:1.00.

          (d) PREPAYMENTS AND REDUCTIONS FROM CONSOLIDATED EXCESS CASH FLOW. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending December 31,1999), Company shall, no later than the fifth Business Day after the delivery of financial statements for such Fiscal Year, prepay the Loans and/or the Acquisition Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow less the aggregate amount of all voluntary prepayments of Term Loans actually made in such Fiscal Year pursuant to subsection 2.4B(i); PROVIDED that (i) the amount of such prepayment hereunder in respect of Excess Cash Flow shall be limited to the amount necessary to reduce the amount of Indebtedness included in the calculation of the Consolidated Leverage Ratio to the amount that would result, on a pro forma basis after giving effect to such prepayment, in a Consolidated Leverage Ratio of 3.50:1 or less at the end of the Fiscal Quarter then most recently ended and (ii) if as of the last day of such Fiscal Year, the Consolidated Leverage Ratio (as evidenced by a Margin Determination Certificate delivered to Administrative Agent pursuant to subsection 6.1(iv)) is equal to or less than 3.50:1.00, no prepayments of any Loans and no reduction of the Acquisition Loan Commitments or amount of Consolidated Excess Cash Flow need be made.

          (e) CALCULATIONS OF NET PROCEEDS AMOUNTS; ADDITIONAL PREPAYMENTS AND REDUCTIONS BASED ON SUBSEQUENT CALCULATIONS. Concurrently with any prepayment of the Loans and/or reduction of the Acquisition Loan Commitments pursuant to subsections 2.4B(iii)(a)-(d) and on the date any such prepayment and/or reduction would have been required to be made pursuant to subsections 2.4B(iii)(a) or 2.4B(iii)(b) but for the application of the provisos to such subsections, Company shall deliver to Administrative Agent an Officer's Certificate demonstrating the calculation of the amount (the "NET PROCEEDS AMOUNT") of the applicable Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds, or Net Securities Proceeds (as such term is defined in subsection 2.4B(iii)(c)), or the applicable Consolidated Excess Cash Flow, as the case may be (and which, in the case of Consolidated Excess Cash Flow, may be the Officer's Certificate delivered pursuant to subsection 6.1(iii) with respect to the financial statements for the Fiscal Year to which such excess cash flow relates if such Officer's Certificate contains the required information). In the event that Company shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officer's Certificate, Company shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Acquisition Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and Company shall concurrently therewith deliver to Administrative Agent an Officer's Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

          (f) Company shall not be required to make any prepayment of Loans otherwise required by subsections 2.4B(iii)(a), (b), (c) or (d) (and no reduction of the Acquisition Loan Commitments shall take effect) unless and until the aggregate principal amount of the Loans to be prepaid and/or Acquisition Loan Commitments to be reduced is at least equal to $250,000.

          (iv) APPLICATION OF PREPAYMENTS.

          (a) APPLICATION OF VOLUNTARY PREPAYMENTS BY TYPE OF LOANS AND ORDER OF MATURITY. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied to the Loans as specified by Company in the applicable notice of prepayment; PROVIDED that in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied FIRST to repay outstanding Swing Line Loans to the full extent thereof, SECOND to repay outstanding Term Loans to the full extent thereof and THIRD to repay outstanding Acquisition Loans to the full extent thereof and FOURTH to repay outstanding Working Capital Loans to the full extent thereof. Any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) (whether the application thereof is specified by Company or not) shall be applied to prepay the Tranche A Term Loans, the Tranche B Term Loans, and the Tranche D Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and to reduce the scheduled installments of principal of the Tranche A Term Loans, the Tranche B Term Loans, and the Tranche D Term Loans set forth in subsection 2.4A(i), 2.4A(ii) and 2.4A(iii) in forward order of maturity.

          (b) APPLICATION OF MANDATORY PREPAYMENTS BY TYPE OF LOANS. Any amount (the "Applied Amount") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Acquisition Loan Commitments pursuant to subsections 2.4B(iii)(a)-(d) shall be applied FIRST to prepay the Term Loans to the full extent thereof, SECOND, to the extent of any remaining portion of the Applied Amount, to prepay the Acquisition Loans to the full extent thereof and to permanently reduce the Acquisition Loan Commitments by the amount of such prepayment, and THIRD, to the extent of any remaining portion of the Applied Amount, to prepay the Swing Line

     Loans and thereafter to prepay Working Capital Loans to the full extent thereof but in either case without permanently reducing the Working Capital Loan Commitments by the amount of such prepayments.

          (c) APPLICATION OF MANDATORY PREPAYMENTS OF TERM LOANS TO TRANCHE A TERM LOANS, TRANCHE B TERM LOANS AND TRANCHE D TERM LOANS AND THE SCHEDULED INSTALLMENTS OF PRINCIPAL THEREOF. Any mandatory prepayments of the Term Loans pursuant to subsection 2.4B(iii) shall be applied to prepay the Tranche A Term Loans, the Tranche B Term Loans and the Tranche D Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and to reduce the scheduled installments of principal of the Tranche A Term Loans, the Tranche B Term Loans and the Tranche D Term Loans set forth in subsections 2.4A(i), 2.4A(ii) and 2.4A(iii) in forward order of maturity. Notwithstanding the foregoing, in the case of any mandatory prepayment of the Tranche B Term Loans and the Tranche D Term Loans, Company may elect to offer the Tranche B Term Loan Lenders and/or the Tranche D Term Loan Lenders the option to waive the right to receive the amount of such mandatory prepayment of the Tranche B Term Loans or the Tranche D Term Loans, as applicable. If any Tranche B Term Loan Lender or Lenders or any Tranche D Term Loan Lender or Lenders, as applicable, elect to waive the right to receive the amount of such mandatory prepayment, 50% of the amount that otherwise would have been applied to mandatorily prepay the Tranche B Term Loans or the Tranche D Term Loans, as applicable, of such Lender or Lenders shall be applied instead to the further prepayment of the Tranche A Term Loans (and any such prepayment shall reduce scheduled installments of principal of the Tranche A Term Loans set forth in subsection 2.4A(i) in forward order of maturity), to the extent any are then outstanding and the remaining amount shall be retained by Company.

          (d) APPLICATION OF PREPAYMENTS TO BASE RATE LOANS AND EURODOLLAR RATE LOANS. Considering Tranche A Term Loans, Tranche B Term Loans, Tranche D Term Loans, Working Capital Loans and Acquisition Loans being prepaid separately, any prepayment thereof shall be applied as specified by Company to Administrative Agent on or prior to the date of the relevant prepayment or, absent such specification, first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

C. GENERAL PROVISIONS REGARDING PAYMENTS.

     (i) MANNER AND TIME OF PAYMENT. All payments by Company of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 2:00 P.M. (Chicago time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day.

     (ii) APPLICATION OF PAYMENTS TO PRINCIPAL AND INTEREST. Except as provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

     (iii) APPORTIONMENT OF PAYMENTS. Aggregate principal and interest payments in respect of Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

     (iv) PAYMENTS ON BUSINESS DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

D. APPLICATION OF PROCEEDS OF COLLATERAL AND PAYMENTS UNDER GUARANTIES

     (i) APPLICATION OF PROCEEDS OF COLLATERAL. Except as provided in subsection 2.4B(iii)(a) with respect to prepayments from Net Asset Sale Proceeds or utilization thereof by Company, or subsection 2.4B(iii)(b) with respect to prepayments from Net Insurance/Condemnation Proceeds or utilization thereof by Company, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document shall be applied, upon the occurrence and during the continuance of an Event of Default, against, the applicable Secured Obligations (as defined in such Collateral Document) in the following order of priority:

          (a) To the payment of all costs and expenses of such sale, collection or other realization, including reasonable fees and expenses of Administrative Agent and its agents and counsel, and all other expenses and liabilities made or incurred by Administrative Agent in connection therewith, and all amounts for which Administrative Agent is entitled to indemnification under such Collateral Document and all advances made by Administrative Agent thereunder for the account of the applicable Loan Party, and to the payment of all costs and expenses paid or incurred by Administrative Agent in connection with the exercise of any right or remedy under such Collateral Document, all in accordance with the terms of this Agreement and such Collateral Document;

          (b) thereafter, to the extent of any excess such proceeds, to the payment of all other such Secured Obligations then due and payable for the ratable benefit of the holders thereof;

          (c) thereafter, to the extent of any excess such proceeds, to the payment of cash collateral for Letters of Credit for the ratable benefit of the Issuing Lenders thereof and holders of participations therein; and

          (d) thereafter, to the extent of any excess such proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     (ii) APPLICATION OF PAYMENTS UNDER GUARANTIES. All payments received by Administrative Agent under any of the Guaranties at any time at which an Event of Default has occurred and is continuing, shall be applied promptly from time to time by Administrative Agent in the following order of priority:

          (a) to the payment of the costs and expenses of any collection or other realization under the Guaranties, including reasonable fees and expenses of Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, all in accordance with the terms of this Agreement and such Guaranty;

          (b) thereafter, to the extent of any excess such payments, to the payment of all other Guarantied Obligations (as defined in such Guaranty) then due and payable for the ratable benefit of the holders thereof;

          (c) thereafter, to the extent of any excess such payments, to the payment of cash collateral for Letters of Credit for the ratable benefit of the Issuing Lenders thereof and holders of participations therein; and

          (d) thereafter, to the extent of any excess such payments, to the payment to Parent or to the applicable Subsidiary Guarantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

2.5 USE OF PROCEEDS.

     A. TERM LOANS. The proceeds of the Original Tranche A Term Loans and the Original Tranche B Term Loans, together with other funds available to Company, shall be applied by Company to pay the Acquisition Financing Requirements. To the extent Company advances to DAH proceeds of the Term Loans on the Closing Date to repay the Existing DAH Debt, such advances shall be evidenced by the Intercompany Note Relating to Tranche A Term Loans and Working Capital Loans and /or the Intercompany Note Relating to Tranche B Term Loans, as the case may be, which notes shall be pledged by Company to Administrative Agent pursuant to the Finance Co. Pledge Agreement. To the extent the proceeds of the Original Tranche B Term Loans are not utilized on the Closing Date, the excess proceeds shall be deposited by Company into the Investment Accounts for the benefit of the Lenders and invested in Cash Equivalents specified in the Investment Account Agreement, as directed by Company, until the Merger Date. The proceeds of the First Additional Tranche B Term Loans shall be applied by Company to finance directly or indirectly the costs of the PATS Acquisition. The proceeds of the Second Additional Tranche B Term Loans shall be applied by Company to finance directly or indirectly the costs of the PPI Acquisition. The proceeds of the Additional Tranche A Term Loans and the Tranche D Term Loans shall be applied by Company to finance directly or indirectly the costs of the Infinity Acquisition (including transaction costs related thereto), to repay outstanding Acquisition Loans and, at the option of Company, to repay Working Capital Loans (but not to reduce Working Capital Loan Commitments). The proceeds of the Additional Tranche D Term Loans shall be applied by the Company to finance directly or indirectly the costs of the Carl Booth Acquisition (including transaction costs related thereto), to repay outstanding Acquisition Loans (but not to reduce Acquisition Loan Commitments) and, at the option of the Company, to repay Working Capital Loans (but not to reduce Working Capital Loan Commitments).

     B. WORKING CAPITAL LOANS; SWING LINE LOANS. The proceeds of the Working Capital Loans and any Swing Line Loans may be applied by Company for working capital and general and other corporate purposes, including the making of advances to DAH as described below. Up to $10,600,000 of Working Capital Loans made on the Closing Date and/or the Merger Date may be used to pay the Acquisition Financing Requirements. The Working Capital Loans may be advanced by Company to DAH during the period from and including the Closing Date to and including the Merger Date for working capital and general and other corporate purposes. To the extent Company advances to DAH proceeds of the Working Capital Loans during such period, such advances shall be evidenced by the Intercompany Note Relating to Tranche A Term Loans and Working Capital Loans which note shall be pledged by Company to Administrative Agent pursuant to the Finance Co. Pledge Agreement.

     C. ACQUISITION LOANS. The proceeds of the Acquisition Loans shall be applied by Company to finance directly or indirectly the costs of Permitted Acquisitions.

     D. MARGIN REGULATIONS. No borrowing and no portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that is in violation of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System in effect on the date or dates of such borrowing and such use of proceeds.

2.6 SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS.

     Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

     A. DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 11:00 A.M. (London time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

     B. INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that deposits in U.S. Dollars for the relevant Interest Period are not available to Administrative Agent in the London interbank market or by reason of circumstances affecting the London interbank market


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

adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company or, at the sole option of Company, the proposed Loans requested to be made in such Notice of Borrowing or Notice of Conversion, Continuation, as the case may be, shall instead be made as, or converted to or continued as, Base Rate Loans.

     C. ILLEGALITY OR IMPRACTICABILITY OF EURODOLLAR RATE LOANS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans has become unlawful as a result of the introduction of, or any change in or in the interpretation of, any law, treaty, governmental rule, regulation, guideline or order (whether or not having the force of law even though the failure to comply therewith would not be unlawful), in each case after the date hereof, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender (which such Affected Lender shall do promptly upon obtaining actual knowledge that the circumstance giving rise to such suspension no longer exist),
(b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan (with interest thereon being payable on the same date or dates on which interest is payable in respect of the corresponding Loans of Lenders that are not Affected Lenders), (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination (with interest thereon being payable on the same date or dates on which interest is payable in respect of the corresponding Loans of Lenders that are not Affected Lenders). Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.


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     D. COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS.
Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds but excluding any loss of margin for any period after any failure to borrow, continue or convert any Eurodollar Loans, or any prepayment of Eurodollar Loans described below) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment (including any prepayment pursuant to subsection 2.4B(i)) or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan, or (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company.

     E. BOOKING OF EURODOLLAR RATE LOANS. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender; provided that Company shall not be liable for any additional amounts pursuant to subsection 2.7 as a result thereof nor shall any such action, by itself, cause such Lender to become an Affected Lender.

     F. ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; PROVIDED, HOWEVER, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

     G. EURODOLLAR RATE LOANS AFTER DEFAULT. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default, Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan.

2.7 INCREASED COSTS; TAXES; CAPITAL ADEQUACY.

     A. COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation of order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof (in the case of each Lender listed on the signature pages hereof and in the case of any other


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


Lender if such change shall have affected a class of Lenders generally) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of any other Lender if such change shall not have affected a class of Lenders generally), or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

          (i) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

          (ii) imposes any other condition (other than with respect to a tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Eurodollar Rate Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Company shall pay to such Lender, within 15 days after receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall promptly deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

          B. WITHHOLDING OF TAXES.

          (i) PAYMENTS TO BE FREE AND CLEAR. All sums payable by Company under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction on account of, any Tax.

          (ii) GROSSING-UP OF PAYMENTS. If Company is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Company to Administrative Agent or any Lender under any of the Loan Documents:

               (a) Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made for its own account;

               (b) the sum payable by Company in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and


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


               (c) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, or within 30 days after the due date of payment of any Tax which it is required by clause (a) above to pay (whichever is later), Company shall deliver to Administrative Agent evidence available to the Company reasonably satisfactory to Administrative Agent of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

PROVIDED that no such additional amount shall be required to be paid to any Lender or Agent under clause (b) above except to the extent that any change after the date hereof (in the case of each Lender and Agent listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender or Agent.

     (iii) If any Taxes are directly asserted against either of the Agents or any Lender with respect to any payment received by such Agents or such Lender under the Agreement, such Agents or such Lender may pay such Taxes and the Company will promptly pay to such Person such additional amount (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person shall equal the amount of such Taxes paid by such Person; PROVIDED, HOWEVER, that the Company shall not be obligated to make payment to the Lenders or the Agents (as the case may be) pursuant to this sentence in respect of penalties or interest attributable to any Taxes, if written demand therefor has not been made by such Lenders or the Agents within 60 days from the date on which such Lenders or the Agents knew of the imposition of Taxes by the relevant taxing authority or for any additional imposition which may arise from the failure of the Lenders or Agents to apply payments in accordance with the applicable tax law after the Company has made the payments required hereunder; PROVIDED, FURTHER, HOWEVER, that the Company shall not be required to pay any such additional amounts except to the extent that any change after the date hereof (in the case of each Lender and Agent listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for the deduction, withholding or payment of Taxes shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender or Agent. After a Lender or an Agent (as the case may be) learns of the imposition of Taxes, such Lender or Agent will act in good faith to notify the Company of their obligations hereunder as soon as reasonably possible.

     (iv) EVIDENCE OF EXEMPTION FROM U.S. WITHHOLDING TAX.

          (a) Each Lender and Agent that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, or any state or other political subdivision thereof, (iii) an estate that is subject to U.S. federal income taxation regardless of the source of its income or (iv) a trust, if any only if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and (B) one or


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


     more U.S. persons has the authority to control all substantial decisions of the trust (for purposes of this subsection 2.7B(iv), any such Person referred to in clauses (i) through (iv) being a "NON-US LENDER OR AGENT") shall deliver to Administrative Agent and to Company on or prior to the Closing Date (in the case of each Lender and Agent listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (1) two or more (as Company or Administrative Agent reasonably request) original copies of Internal Revenue Service Form W-8BEN or W-8EC1 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form W-8BEN or W-8EC1 pursuant to clause (1) above, a Certificate re Non-Bank Status together with two or more (as Company or Administrative Agent reasonably request) original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

          (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iv)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall on or before the date that any such form, certification or other evidence becomes obsolete or inaccurate
     (1) deliver to Administrative Agent and to Company two or more (as Company or Administrative Agent may reasonably request) new original copies of Internal Revenue Service Form W-8BEN or W-8EC1, or a Certificate re Non-Bank Status and two or more (as Company or Administrative Agent may reasonably request) new original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence. Each Lender and each Agent agrees, to the extent reasonable and without material cost to it, to provide to Company and Administrative Agent such other applicable forms or certificates that would reduce or eliminate any Tax.


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

               (c) Company shall not be required to pay any additional amount to any Non-US Lender or Agent under subsection 2.7B(ii) or 2.7B(iii) if such Lender or Agent shall have failed to satisfy the requirements of clause (a) or (b)(1) of this subsection 2.7B(iv); PROVIDED that if such Lender shall have satisfied the requirements of subsection 2.7B(iv)(a) on the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iv)(c) shall relieve Company of its obligation to pay any additional amounts pursuant to subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iv)(a).

          (v) If Company determines in good faith that a reasonable basis exists for contesting the imposition of a Tax with respect to a Lender or either of the Agents, if requested by Company, the relevant Lender or Agent, as the case may be, shall reasonably cooperate with Company in challenging such Tax at Company's expense; PROVIDED, HOWEVER, that nothing in this subsection 2.7B(v) shall require any Lender to submit to Company or any other Person any tax returns or any part thereof, or to prepare or file any tax returns other than as such Lender in its sole discretion shall determine.

          (vi) If a Lender or an Agent shall receive a refund (including any offset or credits) from a taxing authority (as a result of any error in the imposition of Taxes by such taxing authority) of any Taxes paid by Company pursuant to subsection 2.7B(ii) and 2.7B(iii) above, such Lender or the Agent (as the case may be) shall promptly pay Company the amount so received, with interest, if any, from the taxing authority with respect to such refund, net of any tax liability incurred by such Lender or Agent that is attributable to the receipt of such refund and such interest; PROVIDED that such Lender or Agent, as the case may be, shall be entitled to use reasonable methods to calculate the allocation of any such refund payable to Company so long as such method does not result in a materially reduced amount being paid to Company as compared to similarly situated borrowers.

          (vii) Each Lender and each Agent agrees, to the extent reasonable and without material cost to it, to cooperate with the Company to minimize any amounts payable by the Company under this Section 2.7B; PROVIDED, HOWEVER, that nothing in this Section 2.7B shall require any Lender to take any action which, in the sole discretion of such Lender, is inconsistent with its internal policy and legal and regulatory restrictions.

     C. CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof (in the case of each Lender listed on the signature pages hereof and in the case of any other Lender if such change shall have affected a class of Lenders generally) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of any other Lender if such change shall not have affected a class of Lenders generally) of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change after such date therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable



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lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency issued after such date, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within 15 days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation for such reduction. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error; provided that such Lender may not impose materially greater costs on Company than on similarly situated borrowers by the virtue of the methodology applied to calculate such additional amounts.

     D. PERIOD OF RECOVERY. Company shall not be obligated to compensate any Lender for any costs or additional amounts with respect to which such Lender may request compensation pursuant to this subsection 2.7 or subsection 3.6 to the extent such costs have accrued, or have been incurred, prior to 180 days prior to the date on which such Lender demands compensation therefor hereunder.

2.8 OBLIGATION OF LENDERS AND ISSUING LENDERS TO MITIGATE; REPLACEMENT OF
LENDER.

     A. MITIGATION. Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection
2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; PROVIDED that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless Company agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting


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


forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Company (with a copy to Administrative Agent) shall be conclusive absent manifest error.

     B. REPLACEMENT OF LENDER. If Company receives a notice of amounts due pursuant to subsection 2.7A, subsection 2.7B or subsection 2.7C or subsection
3.6 from a Lender or a Lender becomes an Affected Lender, a Non-Funding Lender or a Non-Consenting Lender (any such Lender, a "Subject Lender"), so long as (i) Company has obtained a commitment from another Lender or an Eligible Assignee to purchase at par the Subject Lender's Loans and assume the Subject Lender's Commitments and all other obligations of the Subject Lender hereunder, and (ii) such Lender is not an Issuing Lender with respect to any Letters of Credit outstanding (unless all such Letters of Credit are terminated or arrangements acceptable to such Issuing Lender (such as a "back-to-back" letter of credit) are made, it being understood that a Standby Letter of Credit issued hereunder shall constitute such an arrangement acceptable to such Issuing Lender) upon written notice to the Subject Lender and Administrative Agent, Company may require the Subject Lender to assign all of its Loans and Commitments to such other Lender or Eligible Assignee pursuant to the provisions of subsection 10.1B; PROVIDED that, prior to or concurrently with such replacement (i) Company has paid to the Lender giving such notice all amounts under subsections 2.6D,
2.7 (if applicable) and 3.6 (if applicable) through such date of replacement,
(ii) Company or the applicable assignee has paid to Administrative Agent the processing fee required to be paid by subsection 10.1B(i) and (iii) all of the requirements for such assignment contained in subsection 10.1B, including, without limitation, the consent of Agents (if required) and the receipt by Administrative Agent of an executed Assignment Agreement and other supporting documents, have been fulfilled.

SECTION 3. LETTERS OF CREDIT

3.1 ISSUANCE OF LETTERS OF CREDIT AND LENDERS' PURCHASE OF PARTICIPATIONS
THEREIN.

     A. LETTERS OF CREDIT. In addition to Company requesting that Working Capital Lenders make Working Capital Loans pursuant to subsection 2.1A(iii) and that Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(iv), Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the Working Capital Loan Commitment Termination Date, that Issuing Lender issue Letters of Credit for the account of Company or any of its Subsidiaries (provided that Company shall be deemed to be the account party hereunder and shall be fully liable under this Section 3 with respect to all Letters of Credit issued for the account of its Subsidiaries) for the purposes specified in the definitions of Standby Letters of Credit and Trade Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, Issuing Lender shall, subject to subsection 3.1B(ii), issue such Letters of Credit in accordance with the provisions of this subsection 3.1; PROVIDED that Company shall not request that Issuing Lender issue (and Issuing Lender shall not issue):

          (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Working Capital Loan Commitments would exceed the Working Capital Loan Commitments then in effect;

          (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $5,000,000;


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          (iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) the Working Capital Loan Commitment Termination Date and (b) the date that is one year from the date of issuance of such Standby Letter of Credit; PROVIDED that the immediately preceding clause
     (b) shall not prevent Company from requesting and any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period (such Issuing Lender hereby agreeing that it shall only elect not to extend such Standby Letter of Credit if, but only if, it has knowledge that an Event of Default has occurred and is continuing); or

          (iv) any Letter of Credit denominated in a currency other than Dollars.

     B. MECHANICS OF ISSUANCE.

          (i) NOTICE OF ISSUANCE. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent a Notice of Issuance of Letter of Credit substantially in the form of EXHIBIT III annexed hereto no later than 11:00 A.M. (Chicago time) at least three Business Days, or such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) the face amount of the Letter of Credit, (c) the expiration date of the Letter of Credit, (d) the name and address of the beneficiary, and (e) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; PROVIDED that the Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents; and PROVIDED, FURTHER that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such draft is required to be presented is located) that such draft is presented if such presentation is made after 10:00 A.M. in the time zone of such office of the Issuing Lender) on such business day.

     Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit as being true and correct on the proposed date of issuance is not true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit as being true and correct on the proposed date of issuance.

          (ii) If Administrative Agent in its capacity as Issuing Lender determines that the issuance of such Letter of Credit would violate applicable law or Administrative Agent's internal policies relating to Letters of Credit, Administrative Agent shall not be obligated to issue such Letter of Credit, and Company may request any other Working Capital Lender to issue the Letter of Credit. If such Working Capital Lender agrees to issue such Letter of Credit, such Working Capital Lender shall be the Issuing Lender of such Letter of Credit.


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


          (iii) ISSUANCE OF LETTER OF CREDIT. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.5, the applicable Issuing Lender shall issue the requested Letter of Credit in accordance with the such Issuing Lender's standard operating procedures.

          (iv) NOTIFICATION TO WORKING CAPITAL LENDERS. Upon the issuance of any Letter of Credit the applicable Issuing Lender shall promptly notify Administrative Agent of such issuance, which notice shall be accompanied by a copy of such Letter of Credit. Promptly after receipt of such notice (or, if Administrative Agent is the Issuing Lender, upon issuance of such Letter of Credit), Administrative Agent shall notify each Working Capital Lender of the amount of such Lender's respective participation in such Letter of Credit, determined in accordance with subsection 3.1B(vi).

          (v) REPORTS TO WORKING CAPITAL LENDERS. Within 15 days after the end of each calendar quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to Administrative Agent a report setting forth for such calendar quarter the daily aggregate amount available to be drawn under the Letters of Credit issued by such Issuing Lender that were outstanding during such calendar quarter. Administrative Agent will promptly send copies of such reports to the Working Capital Lenders.

          (vi) WORKING CAPITAL LENDERS' PURCHASE OF PARTICIPATIONS IN LETTERS OF CREDIT. Immediately upon the issuance of each Letter of Credit, each Working Capital Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Working Capital Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

3.2 LETTER OF CREDIT FEES.

     Company agrees to pay the following amounts with respect to Letters of Credit issued hereunder:

          (i) (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to 0.125% per annum of the daily amount available to be drawn under such Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Working Capital Lenders (based upon their respective Pro Rata Shares), equal to (x)
     (1) in the case of Standby Letters of Credit, the applicable Eurodollar Rate Margin set forth in subsection 2.2A hereof for Working Capital Loans which are Eurodollar Rate Loans and (2) in the case of Trade Letters of Credit, 1.25%, in each case MULTIPLIED BY (y) the daily amount available from time to time to be drawn under such Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each Quarterly Date and computed on the basis of a 360-day year for the actual number of days elapsed; and

          (ii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clause (i) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender's


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


     standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be or as otherwise agreed upon between Company and such Issuing Lender.

For purposes of calculating any fees payable under clause (i) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (i)(b) of this subsection 3.2, Administrative Agent shall distribute to each Working Capital Lender its Pro Rata Share of such amount.

3.3 DRAWINGS AND REIMBURSEMENT OF AMOUNTS PAID UNDER LETTERS OF CREDIT.

     A. RESPONSIBILITY OF ISSUING LENDER WITH RESPECT TO DRAWINGS. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

     B. REIMBURSEMENT BY COMPANY OF AMOUNTS PAID UNDER LETTERS OF CREDIT. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Administrative Agent of the date payment thereunder shall be made (the "Reimbursement Date"), and Company shall reimburse such Issuing Lender on the Reimbursement Date in an amount in Dollars and in same day funds equal to the amount of such honored drawing; PROVIDED that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and such Issuing Lender prior to 11:00 A.M. (Chicago time) on the Reimbursement Date that Company intends to reimburse such Issuing Lender for the amount of such honored drawing with funds other than the proceeds of Working Capital Loans, Company shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Working Capital Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.4, Working Capital Lenders shall, on the Reimbursement Date, make Working Capital Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing; and PROVIDED, FURTHER that if for any reason proceeds of Working Capital Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such honored drawing, Company shall reimburse such Issuing Lender, on demand, but no earlier than one Business Day following the Reimbursement Date, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Working Capital Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Working Capital Lender from its obligation to make Working Capital Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Working Capital Lender resulting from the failure of such Lender to make such Working Capital Loans under this subsection 3.3B.


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     C. PAYMENT BY WORKING CAPITAL LENDERS OF UNREIMBURSED AMOUNTS PAID UNDER
LETTERS OF CREDIT.

          (i) PAYMENT BY WORKING CAPITAL LENDERS. In the event that Company shall fail for any reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify each other Working Capital Lender of the unreimbursed amount of such honored drawing and of such other Working Capital Lender's respective participation therein based on such Working Capital Lender's Pro Rata Share. Each Working Capital Lender shall make available to such Issuing Lender an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Lender specified in such notice, not later than 11:00 A.M. (Chicago time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date notified by such Issuing Lender. In the event that any Working Capital Lender fails to make available to such Issuing Lender on such business day the amount of such Working Capital Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Working Capital Lender together with interest thereon at the Federal Funds Effective Rate for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Working Capital Lender to recover from any Issuing Lender any amounts made available by such Working Capital Lender to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Working Capital Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

          (ii) DISTRIBUTION TO WORKING CAPITAL LENDERS OF REIMBURSEMENTS RECEIVED FROM COMPANY. In the event any Issuing Lender shall have been reimbursed by other Working Capital Lenders pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to each other Working Capital Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Working Capital Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from Company in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Working Capital Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Working Capital Lender may request.

     D. INTEREST ON AMOUNTS PAID UNDER LETTERS OF CREDIT.

          (i) PAYMENT OF INTEREST BY COMPANY. Company agrees to pay to each Issuing Lender, with respect to drawings honored under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Working Capital Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored to but excluding the Business Day following the Reimbursement Date, the rate then in effect under this Agreement with respect to Working Capital Loans that are Base Rate


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     Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Working Capital Loans that are Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

          (ii) DISTRIBUTION OF INTEREST PAYMENTS BY ISSUING LENDER. Promptly upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing honored under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to each other Working Capital Lender, out of the interest received by such Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Working Capital Loans pursuant to subsection 3.3B), the amount that such other Working Capital Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Working Capital Lenders pursuant to subsection 3.3C(i) for all or any portion of such honored drawing, such Issuing Lender shall distribute to each other Working Capital Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Working Capital Lender's Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such honored drawing so reimbursed by other Working Capital Lenders for the period from the date on which such Issuing Lender was so reimbursed by other Working Capital Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Company. Any such distribution shall be made to a Working Capital Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Working Capital Lender may request.

3.4 OBLIGATIONS ABSOLUTE.

     The obligation of Company to reimburse each Issuing Lender for drawings honored under the Letters of Credit issued by it and the obligations of Working Capital Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall, to the fullest extent permitted under applicable law, be paid strictly in accordance with the terms of this Agreement under all circumstances, including any of the following circumstances:

          (i) any lack of validity or enforceability of any Letter of Credit;

          (ii) the existence of any claim, set-off, defense or other right which Company or any Working Capital Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);


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          (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

          (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

          (vi) any breach of this Agreement or any other Loan Document by any party thereto;

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

          (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

PROVIDED, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question.

3.5 INDEMNIFICATION; NATURE OF ISSUING LENDERS' DUTIES.

     A. INDEMNIFICATION. In addition to amounts payable as provided in subsection 3.6, Company hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

     B. NATURE OF ISSUING LENDERS' DUTIES. As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for (except to the extent of its gross negligence or willful misconduct): (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be


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


invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of such Issuing Lender, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

     In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Company.

     Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender or, subject to subsection 3.4, the failure of such Issuing Lender to make payment upon the proper presentation to it of documents strictly complying with the terms of any Letter of Credit.

3.6 INCREASED COSTS AND TAXES RELATING TO LETTERS OF CREDIT.

     Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Issuing Lender or Working Capital Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof (in the case of each Lender listed on the signature pages hereof and in the case of any other Lender if such change shall have affected a class of Lenders generally) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of any other Lender if such change shall not have affected a class of Lenders generally), or compliance by any Issuing Lender or Working Capital Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

          (i) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Working Capital Lender; or

          (ii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Issuing Lender or Working Capital Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;


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and the result of any of the foregoing is to increase the cost to such Issuing
Lender or Working Capital Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Working Capital Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Company shall pay to such Issuing Lender or Working Capital Lender, within 15 days after receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Issuing Lender or Working Capital Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Issuing Lender or Working Capital Lender shall deliver to Company a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Working Capital Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

SECTION 4. CONDITIONS TO LOANS AND LETTERS OF CREDIT

     The obligations of Lenders to make Loans and the issuance of Letters of Credit hereunder are subject to the satisfaction of the following conditions:

4.1 CONDITIONS TO INITIAL LOANS.

     The obligations of Lenders to make the initial Loans made on the Closing Date were, in addition to the conditions precedent specified in subsection 4.4, subject to prior or concurrent satisfaction of the following conditions:

     A. LOAN PARTY DOCUMENTS. On or before the Closing Date, Company shall, and shall cause Parent and Acquisition Co. to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender) the following with respect to Company or such Loan Party, as the case may be, each, unless otherwise noted, dated the Closing Date:

          (i) Certified copies of the Certificate or Articles of Incorporation of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation and each other state in which such Person does a material amount of business and is qualified as a foreign corporation to do business and, to the extent applicable and generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Closing Date;

          (ii) Copies of the Bylaws of such Person, certified as of the Closing Date by an Authorized Officer of such Person or such Person's corporate secretary or assistant secretary;

          (iii) Resolutions of the Board of Directors of such Person approving and authorizing the execution, delivery and performance of the Loan Documents and the Related Agreements to which it is a party, and the consummation of the transactions contemplated by the foregoing, certified as of the Closing Date by an Authorized Officer of such Person or such Person's corporate secretary or assistant secretary as being in full force and effect without modification or amendment;


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

          (iv) Signature and incumbency certificates with respect to each Authorized Officer of such Person executing any Loan Document or authorized to execute any notice, request or other document that may be delivered pursuant thereto;

          (v) Executed originals of the Credit Agreement, any Notes requested by any Lender at least one Business Day prior to the Closing Date, the Parent Guaranty, the Parent Pledge Agreement, the Finance Co. Pledge Agreement, the Acquisition Co. Guaranty, the Collateral Account Agreement and the Investment Account Agreement; and

          (vi) Such other documents as Agents may reasonably request.

     B. PARENT CAPITALIZATION. Parent shall have received gross proceeds of not less than $65,000,000 from the sales of its common stock to DLJMB and its Subsidiaries and not less than $34,000,000 in gross proceeds from the sale of the Parent P-I-K Securities and Parent shall have contributed all such proceeds to Finance Co. as common equity.

     C. SUBORDINATED DEBT; CAPITAL CONTRIBUTIONS. Finance Co. shall have received gross proceeds of not less than $100,000,000 from the sale of the Senior Subordinated Bridge Notes or the Senior Subordinated Notes.

     Finance Co. shall have contributed a portion of the proceeds received from Parent from the issuance and the sale of its common stock and the Parent PIK Securities, and the proceeds from the issuance and sale of the Senior Subordinated Bridge Notes or the Senior Subordinated Notes, as the case may be, together with the proceeds of the Term Loans made on the Closing Date, to Acquisition Co. and shall have made a loan to DAH with the balance of such proceeds, other than proceeds of Tranche B Term Loans deposited into the Investment Accounts, if any, and proceeds applied to pay transaction costs on the Closing Date, such loan to be evidenced by the Intercompany Notes which shall be pledged by Company to Administrative Agent pursuant to the Finance Co. Pledge Agreement), to be applied by DAH to repay in full the Existing DAH Debt (together with accrued interest and fees thereon and expenses incurred in connection therewith). To the extent the proceeds of the Tranche B Term Loans are not so utilized on the Closing Date, the excess proceeds shall be deposited by Company into the Investment Accounts pursuant to the Investment Account Agreement and invested in Cash Equivalents specified in the Investment Account Agreement as directed by Company until the Merger Date.

     D. TENDER OFFER MATTERS.

          (i) TENDER OFFER MATERIALS. Agents shall have received copies of all Tender Offer Materials and other documents in connection therewith filed with the Securities and Exchange Commission and the Tender Offer Materials shall be reasonably satisfactory in form and substance to Agents and Requisite Lenders (it being understood that the Tender Offer Materials as in effect on August 28, 1998 are so satisfactory).

          (ii) MERGER AGREEMENT IN FULL FORCE AND EFFECT. Agents shall have received copies of the Merger Agreement and the Merger Agreement shall be in full force and effect and no provision thereof shall have been modified or waived in any material respect (including, without limitation, any increase in the price to be paid for the DAH Common Stock to an amount in excess of $23.00 per share after the date hereof), in each case without the consent of Agents and Requisite Lenders, such consent not to be unreasonably withheld.


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


          (iii) CONSUMMATION OF TENDER OFFER; MINIMUM SHARES. Contemporaneously with the application of the proceeds of the initial Loans to be made on the Closing Date, the Tender Offer shall have been consummated in all material respects in accordance with the Tender Offer Materials and no condition to the Tender Offer shall have been waived without the consent of Agents. Not less than the Minimum Shares shall have been tendered and accepted for payment in the Tender Offer; the depository shall have delivered a certificate as to the number of shares of DAH Common Stock being held by it that have been validly tendered and not withdrawn as of the Closing Date and Company shall have delivered an Officer's Certificate as to the total number of shares of DAH Common Stock outstanding on a fully diluted basis as of the Closing Date.

          (iv) USE OF OTHER FUNDS. Acquisition Co. shall have deposited with the depository not less than the purchase price for the DAH Common Stock to be purchased in the Tender Offer in immediately available funds contemporaneously with the application of the Term Loans to be made on the Closing Date.

          (v) OFFICER'S CERTIFICATES. Agents shall have an Officer's Certificate from Company to the effect that, to the best knowledge of Company, the representations and warranties of Acquisition Co. and DAH in the Merger Agreement are true, correct and complete in all material respects on and as of the date thereof. Agents shall have received Officer's Certificates from Company to the effect that (a) the Merger Agreement is in full force and effect and no provision thereof has been modified or waived in any respect without the consent of Agents and Requisite Lenders and (b) to the best knowledge of Company, each of the parties to the Merger Agreement has complied with all agreements and conditions contained in the Merger Agreement and any agreements or documents referred to therein required to be performed or complied with by each of them on or before the Closing Date and none of such Persons are in default in their performance or compliance with any of the terms or provisions thereof.

          (vi) NO MATERIAL LITIGATION. Except as set forth on Schedule 5.6 there shall be no material litigation pending which challenges the Tender Offer or the Merger in any respect.

          (vii) REPAYMENT OF EXISTING DAH DEBT. Contemporaneously with the application of the proceeds of the Loans to be made on the Closing Date,
     (a) Company shall have made an advance to DAH in an amount sufficient to, and DAH and its Subsidiaries shall have used the proceeds of such advance to, repay in full all Existing DAH Debt and Transaction Costs payable by DAH, (b) DAH and its Subsidiaries shall have terminated any commitments to lend or make other extensions of credit under the Existing DAH Debt and (c) DAH and its Subsidiaries shall have taken all action necessary to terminate or release all Liens securing the Existing DAH Debt in connection therewith, in each case on terms satisfactory to the Agents, or arrangements satisfactory to the Agents for the making of such advance, the repayment of such Existing DAH Debt, the termination of such commitments and the release of such Liens shall have been made. There shall be no existing Indebtedness of Company or its Subsidiaries outstanding after consummation of the Closing Date transactions other than Indebtedness permitted under subsection 7.1.

          (viii) COMPLIANCE WITH LAWS. The making of the Loans requested on the Closing Date shall not violate Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.


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

     E. RELATED AGREEMENTS. The Agents shall have received copies of the Related Agreements in effect on the Closing Date. No provision of the Senior Subordinated Bridge Note Agreement or the Senior Subordinated Note Indenture, as the case may be, shall have been amended, modified or waived, from the most recent version thereof provided to the Agents prior to their execution hereof, in any respect determined by Agents to be material without the consent of Agents and Requisite Lenders, except in accordance with subsection 7.15.

     F. SECURITY INTERESTS IN SHARES OF FINANCE CO. AND ACQUISITION CO. Agents shall have received evidence satisfactory to each of them that Parent and Company shall have taken or caused to be taken all such actions, executed and delivered or caused to be made all such filings and agreements, documents and instruments, and made or caused to be made all such filings and recordings that may be necessary or, in the opinion of Agents, desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority security interest in all outstanding shares of the Finance Co. and Acquisition Co. pursuant to the Parent Pledge Agreement and the Finance Co. Pledge Agreement, respectively. Such actions shall include the following:

          (i) SCHEDULES TO COLLATERAL DOCUMENTS. Delivery to Administrative Agent of accurate and complete schedules to all of the applicable Collateral Documents; and

          (ii) STOCK CERTIFICATES AND INSTRUMENTS. Delivery to Administrative Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Agents) representing all capital stock pledged pursuant to the Parent Pledge Agreement and the Finance Co. Pledge Agreement and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Agents) evidencing any Collateral.

     G. NO MATERIAL ADVERSE CHANGE. No material adverse change in the financial condition, operations, assets, business, properties or prospects of DAH and its Subsidiaries (excluding Avtech and its Subsidiaries), taken as a whole, since December 31, 1997, and of Avtech and its Subsidiaries, taken as a whole, since September 30, 1997, shall have occurred. There shall exist no pending or threatened material litigation, proceedings or investigations which could reasonably be expected to have a Material Adverse Effect.

     H. LIEN SEARCHES. Delivery to Administrative Agent of the results of a recent search of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of DAH and any of its Domestic Subsidiaries, together with copies of all such filings disclosed by such search.

     I. OPINIONS OF COUNSEL TO LOAN PARTIES. Lenders shall have received (i) originally executed copies of one or more favorable written opinions of Davis Polk & Wardwell, special New York counsel for Loan Parties, and of Spolin & Silverman, counsel for Loan Parties, dated as of the Closing Date in the form of
EXHIBIT X-1 and X-2 annexed hereto and as to such other matters as Agents acting on behalf of Lenders may reasonably request.

     J. OPINIONS OF SYNDICATION AGENT'S COUNSEL. Lenders shall have received originally executed copies of one or more favorable written opinions of O'Melveny & Myers LLP, counsel to Syndication Agent, dated as of the Closing Date, substantially in the form of EXHIBIT XI annexed


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

hereto and as to such other matters as Syndication Agent acting on behalf of Lenders may reasonably request.

     K. SOLVENCY CERTIFICATE. Company shall have delivered to Arranger and Agents a Solvency Certificate dated the Closing Date.

     L. REPRESENTATIONS AND WARRANTIES. Company shall have delivered to Agents an Officer's Certificate, in form and substance reasonably satisfactory to Agents, to the effect that the representations and warranties in Section 5 hereof are true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date).

     M. NECESSARY GOVERNMENTAL AUTHORIZATIONS AND CONSENTS; EXPIRATION OF WAITING PERIODS, ETC. Company shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with all transactions contemplated by the Loan Documents and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on all transactions contemplated by the Loan Documents. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending.

     N. FINANCIAL STATEMENTS. Lenders shall have received (i) unaudited financial statements of DAH and its Subsidiaries for the Fiscal Quarter ended June 30, 1998, (ii) pro forma consolidated balance sheets of DAH and its Subsidiaries as of June 30, 1998, giving pro forma effect to the Closing Date transactions and the Merger and (iii) projected financial statements (including balance sheets and statements of operations and cash flows) of DAH and its Subsidiaries through and including December 31, 2005.

     O. FEES. Company shall have paid to Agents, Lenders and Arranger the fees payable on the Closing Date.

     P. COMPLETION OF PROCEEDINGS. All documents executed or submitted pursuant hereto by or on behalf of Company or any of its Subsidiaries or any other Loan Parties shall be reasonably satisfactory in form and substance to Agents and their counsel; Agents and their counsel shall have received all information, approvals, opinions, documents or instruments that Agents or their counsel shall have reasonably requested.

     Each Lender hereby agrees that by its execution and delivery of its signature page hereto and by the funding of its Loans to be made on the Closing Date, such Lender approves of and consents to each of the matters set forth in this subsection 4.1 which must be approved by, or satisfactory to, Requisite Lenders, provided that, in the case of any agreement or document which must be approved by, or which must be satisfactory to, Requisite Lenders, a copy of such agreement or document shall have been delivered to such Lender on or prior to the Closing Date.


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

4.2 CONDITIONS TO LOANS MADE ON MERGER DATE.

     The obligations of Lenders to make the Loans made on the Merger Date were, in addition to the conditions precedent specified in subsection 4.4 (to the extent applicable in the case of such Loans), subject to the prior or concurrent satisfaction of the following conditions:

     A. DAH DOCUMENTS. On or before the Merger Date, Company shall, or shall cause DAH and its Domestic Subsidiaries to, as the case may be, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender) the following, each, unless otherwise noted, dated the Merger Date:

          (i) Certified copies of the Certificate or Articles of Incorporation of each of DAH and its Domestic Subsidiaries, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation and each other state in which DAH or any of its Domestic Subsidiaries does a material amount of business and is qualified as a foreign corporation to do business and, to the extent applicable and generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Merger Date;

          (ii) Copies of the Bylaws of each of DAH and its Domestic Subsidiaries, certified as of the Merger Date by an Authorized Officer of such Person or such Person's corporate secretary or an assistant secretary;

          (iii) Resolutions of the Board of Directors of DAH and its Domestic Subsidiaries approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party and the consummation of the transactions contemplated by the foregoing, each certified as of the Merger Date by an Authorized Officer of such Person or the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

          (iv) Signature and incumbency certificates of the officers of DAH and its Domestic Subsidiaries executing the Loan Documents to which it is a party or authorized to execute any notice, request or other document that may be delivered pursuant thereto;

          (v) Originals of the DAH Pledge Agreement, the Security Agreement, the Subsidiary Guaranty and the Subsidiary Pledge Agreements, executed by Company and each of its Domestic Subsidiaries; and

          (vi) Such other documents as Agent may reasonably request at least one Business Day prior to the Merger Date.

     B. SATISFACTION OF CONDITIONS IN SUBSECTION 4.1. Lenders shall have made the initial Loans on the Closing Date.


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

     C. CONSUMMATION OF MERGER.

          (i) All conditions to the Merger set forth in the Merger Agreement as in effect on the Merger Date shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of Agents and Requisite Lenders;

          (ii) the Merger shall have become effective in accordance with the terms of the Merger Agreement and the Delaware General Corporation Law;

          (iii) Administrative Agent shall have received satisfactory evidence of the filing of the documents with the Secretary of State of the State of Delaware effecting the Merger on the Merger Date;

          (iv) the aggregate cash consideration for the shares of DAH Common Stock to be acquired in any manner whatsoever in connection with the Tender Offer and the Merger shall not exceed $182,100,000;

          (v) Transaction Costs incurred as of the Merger Date (including any such amounts incurred on or before the Closing Date) shall not exceed $16,300,000;

          (vi) Administrative Agent shall have received satisfactory evidence that the Second Merger will occur immediately after the Merger on the Merger Date; and

          (vii) Administrative Agent shall have received an Officers' Certificate of Company to the effect set forth in clauses (i)-(vi) above.

     D. SECURITY INTERESTS IN PERSONAL AND MIXED PROPERTY. To the extent not otherwise satisfied pursuant to subsection 4.1F, Administrative Agent shall have received evidence satisfactory to each of them that Company and Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii), (iv) and (v) below) that may be necessary or, in the opinion of Agents, desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal and mixed property Collateral. Such actions shall include the following:

          (i) SCHEDULES TO COLLATERAL DOCUMENTS. Delivery to Administrative Agent of accurate and complete schedules to all of the applicable Collateral Documents;

          (ii) STOCK CERTIFICATES AND INSTRUMENTS. Delivery to Administrative Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Agents) representing all capital stock pledged pursuant to the DAH Pledge Agreement and the Subsidiary Pledge Agreements and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Agents) evidencing any Collateral;

          (iii) UCC FINANCING STATEMENTS AND FIXTURE FILINGS. Delivery to Administrative Agent of UCC financing statements and, where appropriate, fixture filings, duly executed by


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


     Company or any Subsidiary Guarantor, as applicable, with respect to all personal and mixed property Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents; and

          (iv) OPINIONS OF LOCAL COUNSEL. Delivery to Agents of an opinion of counsel (which counsel shall be reasonably satisfactory to Agents) under the laws of the states of California, Washington, Arkansas and Pennsylvania with respect to the creation and perfection of the security interests in favor of Administrative Agent in such Collateral, in each case in form and substance reasonably satisfactory to Agents dated as of the Merger Date and setting forth substantially the matters in the form of opinion annexed hereto as EXHIBIT XXV.

     E. OPINIONS OF COUNSEL TO LOAN PARTIES. Lenders and their respective counsel shall have received (i) originally executed copies of a written opinion of Davis Polk & Wardwell, special New York counsel for Loan Parties, and Spolin & Silverman, counsel for Loan Parties, in form and substance reasonably satisfactory to Agents and Lenders, dated as of the Merger Date and setting forth substantially the matters in the opinions designated in EXHIBITS XXIV-1 and XXIV-2 annexed hereto.

     F. COMPANY SHALL HAVE PAID TO AGENTS, LENDERS AND ARRANGER THE FEES PAYABLE ON THE MERGER DATE.

4.3 CONDITIONS TO ACQUISITION LOANS.

     The obligation of Acquisition Lenders to make Acquisition Loans on each Funding Date are subject to the following further condition precedent that Company delivers a Permitted Acquisition Compliance Certificate and is otherwise in compliance subsection 7.7(vi).

4.4 CONDITIONS TO LOANS MADE ON EACH FUNDING DATE.

     The obligations of Lenders to make Loans on each Funding Date (other than, as to subsection B below, any Tranche A Term Loans made on the Merger Date) are subject to the following further conditions precedent:

     A. Administrative Agent shall have received, in accordance with the provisions of subsection 2.1B, an executed Notice of Borrowing signed by an Authorized Officer of Company.

     B. AS OF THAT FUNDING DATE:

          (i) The representations and warranties contained herein and in the other Loan Documents (other than, at any Funding Date other than the Closing Date, any such representations and warranties in subsection 5.2, to the extent they relate to the Related Agreements) shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date; and


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


          (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default.

4.5 CONDITIONS TO LETTERS OF CREDIT.

     The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

     A. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the initial Loans shall have been made.

     B. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), a Notice of Issuance of Letter of Credit signed by an Authorized Officer of Company, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

     C. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.4B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

4.6 CONDITIONS TO THE FIRST ADDITIONAL TRANCHE B TERM LOANS.

     The conditions to the obligations of the Tranche B Term Loan Lenders to make First Additional Tranche B Term Loans are set forth in the First Amendment.

4.7 CONDITIONS TO THE SECOND ADDITIONAL TRANCHE B TERM LOANS.

     The conditions to the obligations of the Tranche B Term Loan Lenders to make Second Additional Tranche B Term Loans are set forth in the April 1999 Amendment Agreement.

4.8 CONDITIONS TO THE ADDITIONAL TRANCHE A TERM LOANS AND TRANCHE D TERM LOANS.

     The conditions to the obligations of the Tranche A Term Loan Lenders to make Additional Tranche A Term Loans and the Tranche D Term Loan Lenders to make Tranche D Term Loans are set forth in the December 1999 Amendment Agreement.

4.9 CONDITIONS TO THE SECOND ADDITIONAL TRANCHE A TERM LOANS AND THE ADDITIONAL TRANCHE D TERM LOANS.

     The conditions to the obligations of Tranche A Term Loan Lenders having Second Additional Tranche A Term Loan Commitments to make Second Additional Tranche A Term Loans and the Tranche D Term Loan Lenders having Additional Tranche D Term Loan Commitments to make Additional Tranche D Term Loans are set forth in the May 2000 Amendment Agreement.

SECTION 5. COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders and the Agents to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce other Lenders to


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


purchase participations therein, Company represents and warrants to each Lender and the Agents, on the Closing Date, on each Funding Date and on the date of issuance of each Letter of Credit, that the following statements are true, correct and complete:

5.1 ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND
SUBSIDIARIES.

     A. ORGANIZATION AND POWERS. Each Loan Party is a corporation or partnership duly organized, validly existing and, to the extent applicable, in good standing under the laws of its jurisdiction of incorporation or organization as specified in Schedule 5.1 annexed hereto except to the extent that the failure to be in good standing has not had and will not have a Material Adverse Effect. Each Loan Party has all requisite corporate or partnership power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and the Related Agreements to which it is a party and to carry out the transactions contemplated thereby.

     B. QUALIFICATION AND GOOD STANDING. Each Loan Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

     C. SUBSIDIARIES. All of the Subsidiaries of Company as of the Closing Date, after giving effect to the consummation of the Tender Offer and pro forma effect to the consummation of the Merger and the Second Merger, are identified in
SCHEDULE 5.1 annexed hereto, as said SCHEDULE 5.1 may be supplemented from time to time pursuant to the provisions of subsection 6.1(xii). Each of the Subsidiaries of Company identified in SCHEDULE 5.1 is a corporation (or, in the case of Tri-Star Technologies, a general partnership) duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization set forth therein, has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and will not have a Material Adverse Effect. Schedule 5.1 correctly sets forth the ownership interest of Company and each of its Subsidiaries as of the Closing Date, after giving effect to the consummation of the Tender Offer and pro forma effect to the consummation of the Merger and the Second Merger, in each of the Subsidiaries of Company identified therein.

5.2 AUTHORIZATION OF BORROWING, ETC.

     A. AUTHORIZATION OF BORROWING. The execution, delivery and performance of the Loan Documents and the Related Agreements have been duly authorized by all necessary actions on the part of each Loan Party that is a party thereto.

     B. NO CONFLICT. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements and the consummation of the transactions contemplated by the Loan Documents and the Related Agreements do not and will not (i) violate any provision of (x) any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries where such violations in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (y) the Certificate or the Articles of Incorporation or Bylaws of Company or any of

Company's Subsidiaries or (z) any order, judgment or decree of any court or other agency of government binding on Company or any of Company's Subsidiaries where such violations in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under any Contractual Obligation of Company or any of its Subsidiaries where such conflict, breach or default in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of Company's Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of or consent of any Person under any Contractual Obligation of Company or any of Company's Subsidiaries, except for such approvals or consents which will be obtained on or before the Merger Date or such approvals or consents the failure of which to obtain has not had and could not reasonably be expected to have a Material Adverse Effect.

     C. GOVERNMENTAL CONSENTS. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements and the consummation of the transactions contemplated by the Loan Documents and the Related Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body other than any such registrations, consents, approvals, notices or other actions (x) that have been made, obtained or taken on or prior to the date on which such registrations, consents, approvals, notices or other actions are required to be made, obtained or taken, as the case may be, and are in full force and effect or (y) the failure of which to make, obtain or take has not had and could not reasonably be expected to have a Material Adverse Effect.

     D. BINDING OBLIGATION. Each of the Loan Documents and the Related Agreements has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

5.3 FINANCIAL CONDITION.

     Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated balance sheets of DAH and its Subsidiaries as at December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity and cash flows of DAH and its Subsidiaries for the Fiscal Years ended December 31, 1997, 1996 and 1995, (ii) the unaudited consolidated balance sheet of DAH and its Subsidiaries as of June 30, 1998 and the related unaudited consolidated statements of income, stockholders' equity and cash flows of DAH and its Subsidiaries for the six months then ended and (iii) the audited consolidated balance sheets of Avtech Corporation and its Subsidiaries as at September 30, 1997 and 1996, and the related consolidated statements of income, stockholders' equity and cash flows of Avtech Corporation and its Subsidiaries for the fiscal years ended September 30, 1997, 1996, and 1995, and (iv) the unaudited consolidated balance sheet of Avtech Corporation and its Subsidiaries as of June 25, 1998 and the related unaudited consolidated statements of income, stockholders' equity and cash flows of Avtech Corporation and its Subsidiaries for the period since October 1, 1997 then ended. All such statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to no footnote disclosure and changes resulting from normal year-end adjustments.

5.4 NO MATERIAL ADVERSE CHANGE; NO RESTRICTED JUNIOR PAYMENTS.

     Since December 31, 1997, no event or change has occurred which constitutes, either in any case or in the aggregate, a Material Adverse Effect. Neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment except as permitted by subsection 7.5.

5.5 TITLE TO PROPERTIES; LIENS; REAL PROPERTY.

     A. TITLE TO PROPERTIES; LIENS. Except to the extent that failure to do so has not had and could not reasonably be expected to have a Material Adverse Effect, Company and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

     B. REAL PROPERTY. As of the Closing Date, SCHEDULE 5.5 annexed hereto contains a true, accurate and complete list of (i) all real property owned by Company or any Domestic Subsidiary and (ii) all material leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Property Asset of any Loan Party, regardless of whether such Loan Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment.

5.6 LITIGATION; ADVERSE FACTS.

     Except as set forth in SCHEDULE 5.6 annexed hereto, there are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or could reasonably be expected to prevent or unduly delay the Merger or the consummation of the Tender Offer. Neither Company nor any of its Subsidiaries is in violation of any applicable laws (including Environmental Laws) which violations, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.7 PAYMENT OF TAXES.

     Except to the extent permitted by subsection 6.3, all tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties,


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


assets, income, businesses and franchises which are due and payable have been paid when due and payable, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established.

5.8 GOVERNMENTAL REGULATION.

     Neither Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940.

5.9 SECURITIES ACTIVITIES.

     Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

5.10 EMPLOYEE BENEFIT PLANS.

     A. Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in substantial compliance with all applicable material provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan except to the extent that any such noncompliance or nonperformance could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified except as could not reasonably be expected to have a Material Adverse Effect.

     B. No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to result in a Material Adverse Effect.

     C. Except to the extent required under Section 4980B of the Internal Revenue Code, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Company, any of its Subsidiaries or any of their respective ERISA Affiliates, except as could not reasonably be expected to result in a Material Adverse Effect.

     D. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities) could not reasonably be expected to have a Material Adverse Effect.

     E. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA could not reasonably be expected to have a Material Adverse Effect.

5.11     ENVIRONMENTAL PROTECTION.

                  Except as set forth in SCHEDULE 5.11 annexed hereto and except as to matters that, in the aggregate, would not reasonably be expected to have a Material Adverse Effect:

                  (i) neither Company nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (a) any current Environmental Law, (b) any Environmental Claim, or (c) any Hazardous Materials Activity;

                  (ii) neither Company nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9604) or any comparable state law;

                  (iii) there are and, to Company's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities at the Facilities or otherwise relating to the operation of the Company or any of its Subsidiaries which could reasonably be expected to form the basis of an Environmental Claim against Company or any of its Subsidiaries;

                  (iv) neither Company's nor its Subsidiaries' operations involve the transportation, storage or disposal of Hazardous Materials so as to require a permit for such operations under RCRA Part B (42 U.S.C. Section 6925 and 40 C.F.R. 270.1 et seq.) or involve transporting hazardous materials generated by a third party for disposal; and

                  (v) compliance with all current requirements pursuant to or under Environmental Laws will not, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect.

5.12     EMPLOYEE MATTERS.

                  There is no strike or work stoppage in existence or threatened affecting Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

5.13     SOLVENCY.

                  On the Closing Date and on the Merger Date, after giving effect to the consummation of the Tender Offer and the Mergers, respectively, each Loan Party is Solvent.

5.14     MATTERS RELATING TO COLLATERAL.

         A. CREATION, PERFECTION AND PRIORITY OF LIENS. The execution and delivery of the Collateral Documents by Loan Parties, together with actions taken pursuant to subsections 4.1F, 4.2F, 4.2G, 6.8 and 6.9 are effective or, in the case of subsections 4.2F and 4.2G as of the Merger Date, will be effective, or in the case of subsections 6.8 and 6.9 at the time of the taking of such actions, will be effective, once taken, to create in favor of Administrative Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on the Collateral covered thereby.


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

         B. GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by subsection 5.14A and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

         C. ABSENCE OF THIRD-PARTY FILINGS. On and after the Closing Date, except (a) such as may have been filed in favor of Administrative Agent or with respect to Liens permitted by this Agreement or (b) precautionary filings in respect of operating leases, (i) no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the IP Collateral is on file in the PTO, in each case other than filings in respect of which Administrative Agent shall have received appropriate termination statements or releases.

         D. MARGIN REGULATIONS. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation U or X of the Board of Governors of the Federal Reserve System.

         E. INFORMATION REGARDING COLLATERAL. All information supplied to Administrative Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to all Collateral) is accurate and complete in all material respects.

5.15     DISCLOSURE.

         A. LOAN DOCUMENTS. No representation or warranty of any Loan Party contained in any Loan Document or in any other document, certificate or written statement furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not materially misleading in light of the circumstances in which the same were made. Any term or provision of this Section to the contrary notwithstanding, insofar as any of the representations and warranties described above includes assumptions, estimates, projections or opinions, no representation or warranty is made herein with respect thereto; PROVIDED, HOWEVER, that to the extent any such assumptions, estimates, projections or opinions are based on factual matters, Company has reviewed such factual matters and nothing has come to its attention in the context of such review which would lead it to believe that such factual matters were not or are not true and correct in all material respects or that such factual matters omit to state any material fact necessary to make such assumptions, estimates, projections or opinions not misleading in any material respect.

         B. TENDER OFFER MATERIALS. The Tender Offer Materials, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact (known to Company or any of its Subsidiaries, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made.


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

5.16     YEAR 2000 COMPLIANCE.

                  Company has (i) initiated a review and assessment of its and its Subsidiaries' business and operations (including those affected by suppliers and vendors) that Company believes could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by Company or Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan substantially in accordance with that timetable. Company believes that its own computer applications that are material to its or its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant") except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

SECTION 6.        COMPANY'S AFFIRMATIVE COVENANTS

                  Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1      FINANCIAL STATEMENTS AND OTHER REPORTS.

                  Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Agents and Lenders:

                  (i) QUARTERLY FINANCIALS: as soon as available and in any event within 60 days after the end of each Fiscal Quarter, the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and stockholders equity of Company and its Subsidiaries for such Fiscal Quarter and statements of income, stockholders equity and cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year (it being understood that the foregoing requirement may be satisfied by delivery of the Company's report to the Securities and Exchange Commission on Form 10-Q, if any), together with, if any pro forma financial information has been used in connection with determining compliance with this Agreement, a reconciliation of such pro forma financial information with the financial information contained in such financial statements, all in reasonable detail and certified by the president, chief executive officer, treasurer, or chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments;

                  (ii) YEAR-END FINANCIALS: as soon as available and in any event within 105 days after the end of each Fiscal Year, (a) the consolidated balance sheet of Company and its


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

         Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year (it being understood that the foregoing requirement may be satisfied by delivery of the Company's report to the Securities and Exchange Commission on Form 10-K, if any) together with, if any pro forma financial information has been used in connection with determining compliance with this Agreement, a reconciliation of such pro forma financial information with the financial information contained in such financial statements, all in reasonable detail and reported on by one of the Big Five accounting firms or other independent certified public accountants of recognized national standing selected by Company and satisfactory to Agents, which report shall state (without Impermissible Qualification) that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (iii) OFFICER'S AND COMPLIANCE CERTIFICATES: together with each delivery of financial statements pursuant to subdivisions (i) and
         (ii) above, (a) an Officer's Certificate of Company stating that the signers have reviewed the relevant terms of this Agreement and that no condition or event that constitutes an Event of Default or Potential Event of Default exists, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto and (b) a Compliance Certificate executed by the president, chief executive officer, treasurer, or chief financial officer of Company;

                  (iv) MARGIN DETERMINATION CERTIFICATE: together with each delivery of financial statements pursuant to subdivisions (i) and (ii) above, a Margin Determination Certificate demonstrating in reasonable detail, and calculating in accordance with subsections 1.2(b) and 1.2(c), the Consolidated Leverage Ratio on the last day of the accounting period covered by such financial statements;

                  (v) ACCOUNTANTS' CERTIFICATION: together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (ii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of subsections 7.1, 7.2, 7.3, 7.4, 7.5, 7.6, 7.7 and 7.8 of this
         Agreement as they relate to accounting matters, and (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; PROVIDED that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination;

                  (vi) SEC FILINGS AND PRESS RELEASES: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Parent or the Company to its security holders (other than DLJMB or


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

         Parent, respectively), and (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Parent or any of its Subsidiaries with any national securities exchange or with the Securities and Exchange Commission;

                  (vii) EVENTS OF DEFAULT, ETC.: promptly and in any event within seven (7) Business Days after the president, chief executive officer, treasurer, assistant treasurer, controller, chief financial officer or any other Authorized Officer of Company obtains knowledge of any condition or event that constitutes an Event of Default or Potential Event of Default, an Officer's Certificate specifying the nature and period of existence of such Event of Default or Potential Event of Default and what action Company has taken, is taking and proposes to take with respect thereto;

                  (viii) LITIGATION OR OTHER PROCEEDINGS: (a) promptly upon the president, chief executive officer, treasurer, assistant treasurer, controller, chief financial officer or any other Authorized Officer of Company obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (collectively, "PROCEEDINGS") not previously disclosed in writing by Company to Lenders or (Y) any material development in any Proceeding that, in any case:

                         (1) has a reasonable possibility of giving rise to a
                  Material Adverse Effect; or

                         (2) seeks to enjoin or otherwise prevent the
                  consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

         written notice thereof and promptly after request by Agents such other information as may be reasonably requested by Agents to enable Agents and their respective counsel to evaluate any of such Proceedings;

                  (ix) ERISA EVENTS: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event that could reasonably be expected to result in a Material Adverse Effect, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                  (x) ERISA NOTICES: with reasonable promptness, copies of all notices received by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event that could reasonably be expected to result in a Material Adverse Effect;

                  (xi) FINANCIAL PLANS: as soon as practicable and in any event no later than 30 days after the beginning of each Fiscal Year, a consolidated budget for such Fiscal Year, in the form prepared by Company consistent with its past practices (the "FINANCIAL PLAN");


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

                  (xii) NEW SUBSIDIARIES: promptly upon any Person becoming a Subsidiary of Company, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company and (b) all of the data required to be set forth in SCHEDULE
         5.1 with respect to all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement SCHEDULE 5.1 for all purposes of this Agreement);

                  (xiii) UCC SEARCH REPORT: As promptly as practicable after the date of delivery to Administrative Agent of any UCC financing statement executed by any Loan Party pursuant to subsection 4.2D(iii) or 6.8A, copies of completed UCC searches evidencing the proper filing, recording and indexing of all such UCC financing statement and listing all other effective financing statements that name such Loan Party as debtor, together with copies of all such other financing statements not previously delivered to Administrative Agent by or on behalf of Company or such Loan Party;

                  (xiv) OTHER INFORMATION: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

6.2      LEGAL EXISTENCE, ETC.

                  Except as permitted under subsection 7.7, Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its legal existence and all rights and franchises material to its business except where failure to keep in full force and effect such rights and franchises could not reasonably be expected to have a Material Adverse Effect; PROVIDED, HOWEVER that neither Company nor any of its Subsidiaries shall be required to preserve the existence of any Subsidiary if Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company and its Subsidiaries, and that the loss thereof is not disadvantageous in any material respect to Company or Lenders.

6.3      PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.

                  Company will, and will cause each of its Subsidiaries to, pay all material taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all material claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; PROVIDED that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

6.4      MAINTENANCE OF PROPERTIES; INSURANCE; APPLICATION OF NET
INSURANCE/CONDEMNATION PROCEEDS.

         A. MAINTENANCE OF PROPERTIES. Except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect, Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries (including all Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof unless Company determines in good faith that the continued maintenance of any of its Properties is no longer economically desirable.

         B. INSURANCE. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained (i) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (ii) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to Agents in their commercially reasonable judgment. Each such policy of insurance shall (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (b) in the case of each casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Agents, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of $250,000 and provides for at least 30 days prior written notice to Agents of any modification or cancellation of such policy.

         C. EVIDENCE OF INSURANCE. Upon request of Administrative Agent, Company shall deliver to Administrative Agent a certificate from Company's insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to subsection 6.4B is in full force and effect and that Administrative Agent on behalf of Lenders has been named as additional insured and/or loss payee thereunder to the extent required under subsection 6.4B.

6.5      INSPECTION RIGHTS.

                  Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Company or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and, after notice to the Company and provision of an opportunity to participate in such discussions, independent public accountants, all upon reasonable notice and at such reasonable times and intervals during normal business hours and as often as may reasonably be requested, but, unless an Event of Default shall have occurred and be continuing not more frequently than once in each Fiscal Year. Subject to subsection 10.2, the cost and expenses of each such visit shall be borne by the applicable Lender.

6.6      COMPLIANCE WITH LAWS, ETC.

         A. GENERAL. Company shall comply, and shall cause each of its Subsidiaries to comply, in all material respects, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

         B. ENVIRONMENTAL COVENANT.

            The Company will and will cause each of its Subsidiaries to:

            (i) Use and operate all of its Facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other Governmental Authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each case except where the failure to comply with the terms of this clause would not reasonably be expected to have a Material Adverse Effect;

            (ii) Promptly notify the Agents and provide copies of all written claims, complaints, notices or inquiries relating to the condition of its Facilities or relating to compliance with Environmental Laws which relate to environmental matters which would have, or would reasonably be expected to have, a Material Adverse Effect, and promptly cure and have dismissed with prejudice any material actions and proceedings relating to compliance with Environmental Laws, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books; and

            (iii) Provide such information and certificates which the Agents may reasonably request from time to time to evidence compliance with this
         SECTION 6.7.

6.7 EXECUTION OF SUBSIDIARY GUARANTY AND PERSONAL PROPERTY COLLATERAL DOCUMENTS BY CERTAIN SUBSIDIARIES AND FUTURE SUBSIDIARIES; IP COLLATERAL.

         A. EXECUTION OF SUBSIDIARY GUARANTY AND PERSONAL PROPERTY COLLATERAL DOCUMENTS. In the event that any Person becomes a Subsidiary of Company after the Merger Date (other than a Foreign Subsidiary and other than a Domestic Subsidiary that is a Non-Wholly-Owned Subsidiary), Company will promptly notify Administrative Agent of that fact and cause such Subsidiary to execute and deliver to Administrative Agent a Subsidiary Pledge Agreement, a counterpart of the Subsidiary Guaranty and an acknowledgement to the Security Agreement and to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsection 4.2D) as may be necessary or, in the opinion of Agents, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on all of the personal and mixed property assets of such Subsidiary described in the applicable forms of Collateral Documents; PROVIDED that no such Subsidiary shall be required to pledge pursuant to a Subsidiary Pledge Agreement more than 65% of the total combined voting power of all classes of securities of any Foreign Subsidiary held by such Subsidiary entitled to vote.

         B. SUBSIDIARY CHARTER DOCUMENTS, LEGAL OPINIONS, ETC. Company shall deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary's Certificate or Articles of Incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other


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

evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a copy of such Subsidiary's Bylaws certified by its secretary or an assistant secretary as of a recent date prior to their delivery to Administrative Agent,
(iii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the fact that the attached resolutions of the Board of Directors of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, and (iv) a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Agents and their respective counsel, as to (a) the due organization and good standing of such Subsidiary, (b) the due authorization, execution and delivery by such Subsidiary of such Loan Documents, (c) the enforceability of such Loan Documents against such Subsidiary, (d) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as Agents may reasonably request, all of the foregoing to be satisfactory in form and substance to Agents and their respective counsel.

         C. IP COLLATERAL. If any Subsidiary (other than a Foreign Subsidiary and Domestic Subsidiaries that are Non-Wholly-Owned Subsidiaries) becomes an owner of any Intellectual Property after the Merger Date, Company shall cause such Subsidiary to promptly execute and deliver to Administrative Agent an acknowledgement to the Security Agreement and all cover sheets and executed grants of trademark security interest, grants of patent security interest and grants of copyright security interest and such other documents or instruments required to be filed with the PTO and the CO as Administrative Agent shall deem appropriate and take such further action and execute such further documents and instruments as may be necessary, or in the opinion of Administrative Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on such Intellectual Property.

6.8 FUTURE LEASED PROPERTY AND FUTURE ACQUISITIONS OF REAL PROPERTY: FUTURE ACQUISITION OF OTHER PROPERTY.

         A. In connection with any Leasehold Property, Company shall, and shall cause each of its Subsidiaries (other than Foreign Subsidiaries and Domestic Subsidiaries that are Non-Wholly Owned Subsidiaries) to use its (and their) commercially reasonable efforts (which shall not require the expenditure of cash (other than the payment of the respective attorneys fees of Company and the lessor) or the making of any material concessions under the relevant lease) to deliver to Administrative Agent a waiver for the benefit of Administrative Agent in form and substance reasonably satisfactory to Administrative Agent executed by the lessor of any real property that is to be leased by Company or such Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to Administrative Agent's and which grants to Administrative Agent a license to enter the leased property and remove any and all personal property, if the value of such personal property of Company or its Subsidiaries to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $2,000,000.

         B. In the event that Company or any of its Subsidiaries (other than Foreign Subsidiaries or Domestic Subsidiaries that are Non-Wholly-Owned Subsidiaries) shall acquire any real property having a value as determined in good faith by Administrative Agent in excess of $2,000,000 (or in the case of leased property, in the event that Company is able to deliver the waivers and consents


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

described in subsection 6.8C in connection with the leases described therein), Company or the applicable Subsidiary shall, promptly after such acquisition or consent, execute a Mortgage and provide Administrative Agent with (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of Administrative Agent, desirable effectively to create a valid, perfected, First Priority Lien, subject to the Liens permitted by subsection 7.2, against the property purported to be covered thereby, (ii) mortgagee's title insurance policy or policies in favor of Administrative Agent and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Agents, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is indefeasible and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as permitted by Section 7.2 or as approved by the Agents, and such policies shall also include, to the extent available, a revolving credit endorsement and such other endorsements as the Agents shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon, and
(iii) such other approvals, opinions, or documents as the Agents may reasonably request.

         C. As soon as reasonably practical after the consummation of the Merger, Company or its applicable Subsidiary shall, in respect of each of the leased properties listed on Schedule 6.8, and in the event Company or any of its Subsidiaries (other than Foreign Subsidiaries or Domestic Subsidiaries that are Non-Wholly-Owned Subsidiaries) shall become a lessee under any lease of real property covering 10,000 square feet of building space and having an unexpired lease term (including options to extend such lease term) of three years or longer, Company or the applicable Subsidiary shall, use its commercially reasonable efforts (which shall not require the expenditure of cash (other than the payment of the respective attorneys fees of Company and the lessor) or the making of any material concessions under the relevant lease) to cause the lessor to agree (during the negotiation of such lease if such lease is entered into after the Merger Date), for the benefit of Administrative Agent (i) to the matters set forth in subsection 6.8A, (ii) that without any further consent of such lessor or any further action on the part of the Loan Party holding the lessee's interest in such property, such lessee's interest in such property may be encumbered pursuant to a Mortgage and may be assigned to the purchaser at a foreclosure sale or in a transfer in lieu of such a sale (and to a subsequent third party assignee if any Agent, any Lender, or an Affiliate of either so acquires such lessee's interest in such property), and (iii) that such lessor shall not terminate such lease as a result of a default by such Loan Party thereunder without first giving Agents notice of such default and at least 60 days (or, if such default cannot reasonably be cured by Agents within such period, such longer period as may reasonably be required) to cure such default.

6.9      MERGER.

         Company shall cause Acquisition Co. and DAH to comply with all material covenants set forth in the Merger Agreement applicable prior to the consummation of the Merger. Company shall cause the Merger to be consummated in accordance with the terms and conditions of the Merger Agreement and the Tender Offer Materials and shall cause each of the conditions set forth in subsection 4.2 to be fulfilled as soon as practicable and, in any event, no later than 150 calendar days after the Closing Date. In the event that the DAH Common Stock to be purchased concurrently with receipt of the proceeds of the Loans on the Closing Date shall represent, in the aggregate, not less than 90% of the outstanding shares of DAH Common Stock so as to permit Company to cause the Merger to occur in accordance with the terms of the Merger Agreement and Section 253 of the Delaware General Corporation Law, Company shall promptly cause the Merger to occur.


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

6.10     SECOND MERGER.

         Company shall cause the Second Merger to be consummated on the Merger Date immediately after the Merger.

6.11     YEAR 2000 COMPLIANCE.

         Company will promptly notify Administrative Agent in the event Company discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or its Subsidiaries' business and operations will not be Year 2000 compliant as of January 1, 2000, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

6.12     PTO AND CO COVER SHEETS, ETC.

         Company will deliver to Agents no later than 7 days after the Merger Date instruments or documents, in appropriate form for filing with the PTO and/or the CO, sufficient to create and perfect a security interest in all IP Collateral owned as of the Merger Date by Company and its Subsidiaries (other than Foreign Subsidiaries and Domestic Subsidiaries that are Non-Wholly-Owned Subsidiaries).

6.13     MORTGAGES.

         A. With respect to the Merger Date Leasehold Mortgaged Properties, as soon as practicable after Company or the applicable Subsidiary is able to obtain the agreement of the applicable lessor referred to in subsection 6.8C, and with respect to the Merger Date Fee Mortgaged Properties, as soon as practicable after the Merger Date but in no event later than 7 days after the Merger Date, Company shall deliver to Agents counterparts of the Mortgages covering such Merger Date Leasehold Mortgaged Properties or Merger Date Fee Mortgaged Properties, as the case may be, each dated as of the date of such delivery, duly executed by Company or the applicable Subsidiary in appropriate form for recording, together with such other documents and instruments in appropriate form for filing of such Mortgage as may be necessary or, in the reasonable opinion of Administrative Agent, desirable effectively to create a valid, perfected, First Priority Lien, subject to Liens permitted by Section 7.2, against the properties purported to be covered thereby.

         B. As soon as practicable after delivery of each Mortgage pursuant to subsection 6.13A, Company shall deliver to Agents (i) mortgagee's title insurance policies in favor of the Agents and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Agents, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is indefeasible and that the interests created by such Mortgage constitute valid First Priority Liens thereon free and clear of all defects and encumbrances other than as permitted by Section 7.2 or as approved by the Agents, and such policies shall also include, to the extent available, a revolving credit endorsement and such other endorsements as Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon and (ii) and such other approvals, opinions or documents as the Agents may reasonably request.


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

SECTION 7.        COMPANY'S NEGATIVE COVENANTS

                  Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

7.1      INDEBTEDNESS.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or otherwise become or remain liable with respect to, any Indebtedness, except:

                  (i) Company may become and remain liable with respect to the Obligations;

                  (ii) Company and its Subsidiaries may become and remain liable with respect to any obligations constituting Indebtedness and actually arising pursuant to Contingent Obligations permitted pursuant to
         Section 7.4;

                  (iii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases and other purchase money Indebtedness incurred to finance the acquisition or improvement of fixed assets, in an aggregate amount not exceeding $7,500,000;

                  (iv) Intercompany Indebtedness (i) of Company or any Domestic Subsidiary of Company owing to Company or any Subsidiary of Company, and (ii) of any Foreign Subsidiary of Company owing to (x) any other Foreign Subsidiary or (y) Company or any Domestic Subsidiary of Company; PROVIDED that in respect of any such Indebtedness (other than any such Indebtedness incurred to finance a Permitted Acquisition) described in this CLAUSE (ii)(y), the aggregate principal amount of such Indebtedness, when taken together with the aggregate amount at such time of all outstanding Investments in Foreign Subsidiaries made pursuant to subsection 7.3(xiii), shall not exceed at any time outstanding $10,000,000; PROVIDED that (a) if requested by Administrative Agent, all intercompany Indebtedness shall be evidenced by promissory notes which shall be delivered to Administrative Agent as Collateral hereunder, (b) all intercompany Indebtedness owed by Company or by a Subsidiary Guarantor to any Subsidiary of Company that is not a Subsidiary Guarantor shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of an intercompany subordination agreement in the form of Exhibit XXX attached hereto;

                  (v) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in SCHEDULE 7.1 annexed hereto and refinancings and replacements thereof in a principal amount not exceeding the principal amount of the indebtedness so refinanced or replaced and with an average life to maturity of not less than the then average life to maturity of the Indebtedness so refinanced or replaced;

                  (vi) Company may become and remain liable with respect to up to $100,000,000 in aggregate principal amount of Indebtedness evidenced by the Senior Subordinated Bridge


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

         Notes (as well as any payment-in-kind Senior Subordinated Bridge Notes issued in lieu of cash interest thereon) and Indebtedness evidenced by the Senior Subordinated Notes, so long as, if Company issued the Senior Subordinated Bridge Notes on the Closing Date, all of the net proceeds of the Senior Subordinated Notes are used to refinance in whole or in part an equal principal amount of the Senior Subordinated Bridge Notes then outstanding;

                  (vii) Indebtedness of Tri-Star Electronics Europe SA incurred pursuant to a working capital facility not to exceed U.S.$2,000,000 (or the equivalent thereof in Swiss Francs) at any time outstanding (except if such excess is caused solely by changes in exchange rates and is eliminated within five Business Days of its occurrence) and other Indebtedness of Foreign Subsidiaries in an aggregate outstanding principal amount which does not exceed $10,000,000 at any time outstanding;

                  (viii) Assumed Indebtedness of Company and its Subsidiaries in an aggregate principal amount at any time outstanding not to exceed $5,000,000; and

                  (ix) Company and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $10,000,000 at any time outstanding.

7.2      LIENS AND RELATED MATTERS.

         A. PROHIBITION ON LIENS. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except:

            (i) Permitted Encumbrances;

            (ii) Liens granted pursuant to the Collateral Documents, including Liens securing payment of any Hedging Obligations owed to any Person that, at the time such Hedging Obligation was contracted for, was a Lender or an Affiliate of any Lender;

            (iii) Liens described in Schedule 7.2 annexed hereto and Liens securing extensions, renewals or replacements of the Indebtedness or other obligations which such identified Liens secure; PROVIDED that no such extension, renewal or replacement shall increase the obligations secured by such Lien or extend such Lien to additional assets;

            (iv) Liens securing Indebtedness permitted pursuant to subsection 7.1(iii); provided that the principal amount of such Indebtedness does not exceed at the time of acquisition or leasing of the related asset the fair market value of the asset so acquired or leased and that such Lien is limited solely to the asset so acquired or leased in connection with the incurrence of such Indebtedness;

            (v) Liens on the assets of any Foreign Subsidiary securing the repayment of the Indebtedness permitted pursuant to subsection 7.1(iv)(ii), 7.1(vii) or 7.1(ix);


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            (vi) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any Indebtedness permitted by Section 7.1, in each case in favor of the trustee under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof;

            (vii) Liens of sellers of goods to Company and any of its Subsidiaries arising solely under Article 2 of the UCC or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;

            (viii) Liens securing Assumed Indebtedness of Company and its Subsidiaries permitted pursuant to Section 7.1(viii), provided, however, that (i) any such Liens attach only to the property of the Subsidiary acquired, or the property acquired, in connection with such Assumed Indebtedness and shall not attach to any assets of Company or any of its Subsidiaries theretofore existing and (ii) the Assumed Indebtedness and other secured Indebtedness of Company and its Subsidiaries secured by any such Lien shall not exceed 100% of the fair market value of the assets being acquired in connection with such Assumed Indebtedness;

            (ix) Liens securing reimbursement obligations in respect of trade letters of credit, which Liens are limited to the goods purchased with, or whose purchase was supported by, such letters of credit; and

            (x) Other Liens securing Indebtedness and other obligations in an aggregate amount not to exceed $7,500,000 at any time outstanding.

         Nothing in this subsection 7.2 shall prohibit the sale, assignment, transfer, conveyance or other disposition of any Margin Stock owned by Company or any of its Subsidiaries at its fair value (as determined in good faith by its Board of Directors) so long as proceeds are held as Cash or Cash Equivalents or the creation, incurrence, assumption or existence of any Lien on or with respect to any Margin Stock.

         B. NO FURTHER NEGATIVE PLEDGES. Except (x) with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale and (y) customary limitations in respect of the Company and its Subsidiaries contained in any agreement with respect to Indebtedness incurred in reliance on subsections 7.1(ii), (iv), (vi), (vii) or (viii), and (z) restrictions or limitations contained in any partnership agreement or joint venture agreement to which Company or any of its Subsidiaries are a party on the ability to create or assume Liens on any assets of the relevant partnership or joint venture, neither Company nor any of its Subsidiaries shall enter into any agreement (other than an agreement prohibiting only the creation of Liens securing Subordinated Indebtedness) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

         C. NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO COMPANY OR OTHER SUBSIDIARIES. Except (x) as provided herein, (y) customary limitations and prohibitions in any agreement with respect to Indebtedness incurred in reliance on Section 7.1(iv)(ii)(x), (vii), or (viii) and (z) any such encumbrance or restriction contained in any partnership or joint venture agreement to which Company or any of its Subsidiaries is a party, Company will not, and will not permit any of its


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

Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, or (iii) make loans or advances to Company or any other Subsidiary of Company.

7.3      INVESTMENTS.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, except:

                  (i) Company and its Subsidiaries may make and own Investments in Cash Equivalents (as determined on the date of acquisition thereof);

                  (ii) (a) Company and its Subsidiaries may continue to own the Investments owned by them as of the Closing Date in any Subsidiaries of Company; (b) Company and its Domestic Subsidiaries may make additional Investments in Company or Subsidiary Guarantors (including without limitation any such Investments necessary in order to consummate the Tender Offer in accordance with the Tender Offer Materials, the Merger in accordance with the Merger Agreement and the Second Merger) subject to compliance with subsections 6.7 and 6.8; (c) any Foreign Subsidiary may make additional Investments in any other Foreign Subsidiary; and
         (d) Acquisition Co. may purchase the DAH Common Stock pursuant to the Tender Offer in accordance with the Tender Offer Materials;

                  (iii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 7.1(iv) and incur Contingent Obligations permitted by subsection 7.4;

                  (iv) Company and its Subsidiaries may make Investments in Wholly-Owned Subsidiaries that are Domestic Subsidiaries in an aggregate amount not exceeding $22,000,000 in order to consummate an acquisition substantially on the terms described to the Syndication Agent prior to the date hereof.

                  (v) Company and its Subsidiaries may continue to own the Investments owned by them as of the Closing Date and described in
         Schedule 7.3 annexed hereto and extensions or renewals thereof, provided that no such extension or renewal shall be made in reliance on this clause (v) if it would (x) increase the amount of such Investment at the time of such renewal or extension or (y) result in a Potential Event of Default or an Event of Default hereunder;

                  (vi) Company and its Subsidiaries may make and own Investments received in connection with Asset Sales permitted pursuant to subsection 7.7(xii);

                  (vii) Investments constituting Consolidated Capital Expenditures (and any capital expenditures excluded from the definition of Consolidated Capital Expenditures pursuant to clause (y) thereof);

                  (viii) Investments made by Company or any of its Subsidiaries in Permitted Acquisitions in accordance with subsection 7.7(vii);


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

                  (ix) Investments arising under or in connection with Interest Rate Agreements and Currency Agreements entered into in the ordinary course of business and not for speculative purposes;

                  (x) Company and its Subsidiaries may make and own Investments received in connection with the bankruptcy or reorganization or suppliers and customers and in settlement of delinquent obligations of and other disputes with customers and suppliers arising in the ordinary course of business;

                  (xi) Company and its Subsidiaries may make and own Investments in the form of loans (x) to officers, directors and employees of the Company and its Subsidiaries for the sole purpose of purchasing common stock of Parent (or purchases of such loans made by others) in an aggregate principal amount at any time outstanding not to exceed $5,000,000, so long as immediately before and after giving effect thereto, no Potential Event of Default or Event of Default has occurred and is continuing and (y) to Global Technology Partners in an aggregate principal amount not to exceed $1,000,000 for the sole purpose of purchasing common stock of Parent;

                  (xii) Company and its Subsidiaries may make and own Investments solely from the proceeds of capital contributions by Parent to the Company or sales of equity Securities by the Company to Parent, in each case only to the extent proceeds from such capital contribution or sale (x) are not required to be applied to repay the Term Loans or to reduce the Acquisition Loan Commitments pursuant to subsection 2.4(B)(iii)(c), (y) arise from the issuance by Parent of its equity Securities, and (z) are received after the Closing Date for the purpose of making an Investment identified in a notice delivered to the Agents on or prior to the date such capital contribution or sale or repayment is made, so long as immediately before and after giving effect to any such Investment, no Potential Event of Default or Event of Default has occurred and is continuing; and

                  (xiii) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $10,000,000.

7.4      CONTINGENT OBLIGATIONS.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

                  (i) Company and its Subsidiaries of Company may become and remain liable with respect to Contingent Obligations in respect of the Obligations;

                  (ii) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit and Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of other letters of credit in an aggregate amount at any time not to exceed $2,000,000 for Company and its Domestic Subsidiaries and $2,000,000 for Company's Foreign Subsidiaries;

                  (iii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under Interest Rate Agreements and Currency Agreements entered into in the ordinary course of business and not for speculative purposes;


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

                  (iv) Company and its Domestic Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of any Indebtedness of Company or any of its Domestic Subsidiaries permitted by subsection 7.1; PROVIDED that any such Contingent Obligations in respect of the Subordinated Indebtedness permitted pursuant to subsection 7.1(vi) are subordinated to the payment of the Obligations to the same extent as such Subordinated Indebtedness;

                  (v) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 7.4 annexed hereto and extensions or renewals thereof, so long as such extension or renewal does not increase the amount of the Contingent Obligation being renewed or extended, as the case may be;

                  (vi) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; PROVIDED that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $2,000,000.

7.5      RESTRICTED JUNIOR PAYMENTS.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; PROVIDED that so long as no Potential Event of Default or Event of Default shall have occurred and be continuing or would occur as a result thereof (except in the case of Restricted Junior Payments permitted by subsections 7.5(i), (iii), (v) and (vi) below):

                  (i) Company may (a) make payments of regularly scheduled interest in respect of the Senior Subordinated Bridge Notes and the Senior Subordinated Notes, in each case in accordance with the terms of and to the extent required by (and subject to the subordination provisions contained therein) the Senior Subordinated Bridge Note Agreement or the Senior Subordinated Indenture, (b) refinance the Senior Subordinated Bridge Notes with the proceeds of the Senior Subordinated Notes and (c) to make payments to the holders of the Senior Subordinated Bridge Notes or of the Senior Subordinated Notes in the form of equity Securities that the subordination provisions applicable thereto permit such holders to accept prior to the repayment in full of the Obligations;

                  (ii) so long as (A) after giving effect to the making of such Restricted Junior Payment, Company shall be in PRO FORMA compliance with the covenant set forth in Section 7.6B for the most recent full Fiscal Quarter immediately preceding the date of the making of such Restricted Payment for which the relevant financial statements have been delivered pursuant to subsections 6.1(i) or (ii) and (B) an Authorized Officer of Company shall have delivered a certificate to Administrative Agent in form and substance reasonably satisfactory to Administrative Agent (including a calculation of Company's PRO FORMA compliance with the covenant set forth in Section 7.6B in reasonable detail) certifying as to the accuracy of clause (ii)(A) above, Company may make dividend payments to Parent the proceeds of which will be used by Parent to repurchase, redeem or otherwise acquire or retire for value any equity Securities of Parent, or any warrant, option or other right to acquire any such equity Securities, in each case held by any member of management or an employee of Parent, Company or any of its Subsidiaries pursuant to any employment agreement, management equity subscription agreement, restricted stock plan, stock option agreement or other similar arrangements so long as the total amount of such repurchases, redemptions, acquisitions, retirements and payments shall not exceed (I) $3,000,000 in any calendar year (with


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unused amounts in any calendar year being carried forward to succeeding calendar years subject to a maximum (without giving effect to the following clause (II)) of $8,000,000 in any calendar year) PLUS (II) the aggregate cash proceeds received by Company during such calendar year from any reissuance of equity Securities of Parent and warrants, options and other rights to acquire equity Securities of Parent, by Parent or Company to members of management and employees of Company and its Subsidiaries (to the extent such proceeds are not otherwise required to be applied pursuant to subsection 2.4B(iii) and have not been used to make Investments pursuant to subsection 7.3(xii) or Consolidated Capital Expenditures pursuant to subsection 7.8(ii));

                  (iii) Company may make dividend payments to Parent to the extent necessary to permit Parent to (x) pay corporate and other general administrative expenses (including fees in respect to advisors services) in an aggregate amount which does not exceed $1,000,000 in any Fiscal Year and (y) to make payments in respect of taxes imposed on Company and its Subsidiaries;

                  (iv) on and after the fifth anniversary of the Closing Date, Company may make dividend payments to Parent to enable Parent to pay cash interest or dividends on the Parent P-I-K Securities in accordance with the terms of such Parent P-I-K Securities; PROVIDED that after giving effect to such payment, Company would be in compliance with subsection 7.6;

                  (v) the Company shall be permitted to make payments in respect of statutory appraisal rights (and any settlement thereof) exercised by holders of outstanding DAH Common Stock in connection with the Merger; and

                  (vi) Company may make any Restricted Junior Payment necessary in order to consummate the Tender Offer in accordance with the Tender Offer Materials, the Merger in accordance with the Merger Agreement and the Second Merger.

7.6      FINANCIAL COVENANTS.

         A. MINIMUM FIXED CHARGE COVERAGE RATIO. Company shall not permit the Consolidated Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 1998, occurring during any period set forth below to be less than the correlative ratio indicated:


                                                                                               MINIMUM FIXED
                              PERIOD                                                       CHARGE COVERAGE RATIO
        ----------------------------------------------------                          --------------------------------
        4th Fiscal Quarter, 1998 through 4th Fiscal
            Quarter, 2001                                                                         1.10 x
        1st Fiscal Quarter, 2002 and thereafter                                                   1.20 x

         B. MAXIMUM LEVERAGE RATIO. Company shall not permit the Consolidated Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 1998, occurring during any period set forth below to exceed the correlative ratio indicated:


                              PERIOD                                                        MAXIMUM CONSOLIDATED
                                                                                               LEVERAGE RATIO
        ----------------------------------------------------                          --------------------------------
        4th Fiscal Quarter, 1998                                                                6.00 x
        1st Fiscal Quarter, 1999                                                                5.90 x
        2nd Fiscal Quarter, 1999                                                                5.75 x
        3rd Fiscal Quarter, 1999                                                                5.60 x
        4th Fiscal Quarter, 1999                                                                5.50 x
        1st Fiscal Quarter, 2000                                                                5.40 x
        2nd Fiscal Quarter, 2000                                                                5.25 x
        3rd Fiscal Quarter, 2000                                                                5.10 x
        4th Fiscal Quarter, 2000 through 3rd Fiscal
            Quarter, 2001                                                                       5.00 x
        4th Fiscal Quarter, 2001 through 3rd Fiscal
            Quarter, 2002                                                                       4.50 x
        4th Fiscal Quarter, 2002 through 3rd Fiscal
            Quarter, 2003                                                                       4.00 x
        4th Fiscal Quarter, 2003 through 3rd Fiscal
            Quarter, 2004                                                                       3.50 x
        4th Fiscal Quarter, 2004 and thereafter                                                 3.00 x

         C. MINIMUM CONSOLIDATED EBITDA. Company shall not permit Consolidated EBITDA for the consecutive four-Fiscal-Quarter period ending on the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 1998, occurring during any period set forth below to be less than the correlative amount (the "MINIMUM EBITDA AMOUNT") indicated:


                           QUARTER ENDED                                                   MINIMUM EBITDA AMOUNT
        ----------------------------------------------------                          --------------------------------
        4th Fiscal Quarter, 1998                                                      $       30,000,000
        1st Fiscal Quarter, 1999                                                              31,000,000
        2nd Fiscal Quarter, 1999                                                              46,951,200
        3rd Fiscal Quarter, 1999                                                              47,951,200
        4th Fiscal Quarter, 1999                                                              57,316,800
        1st Fiscal Quarter, 2000                                                              58,316,800
        2nd Fiscal Quarter, 2000                                                              62,582,400
        3rd Fiscal Quarter, 2000                                                              63,582,400
        4th Fiscal Quarter, 2000 through 3rd Fiscal
            Quarter 2001                                                                      70,783,200
        4th Fiscal Quarter, 2001 through 3rd Fiscal
            Quarter 2002                                                                      74,783,200
        4th Fiscal Quarter, 2002 through 3rd Fiscal
            Quarter 2003                                                                      78,783,200
        4th Fiscal Quarter, 2003 and thereafter                                               82,783,200

; PROVIDED that

                  (x) the Minimum EBITDA Amount for the consecutive four-Fiscal-Quarter period ending at the last day of any Fiscal Quarter during any period set forth above (except for the 4th Fiscal Quarter, 1998 and the 1st Fiscal Quarter, 1999) shall be increased by an amount equal to 80% of the Acquired Business EBITDA of each Acquired Business whose Acquired Business Date falls during the period from and including the day following the Third Amended and Restated Credit Agreement Closing Date to and including the last day of such Fiscal Quarter; and

                  (y) to the extent the amount of Consolidated EBITDA for the immediately preceding consecutive four-Fiscal-Quarter period exceeds the amount of EBITDA required to be maintained for such consecutive four-Fiscal-Quarter period pursuant to this subsection, an amount equal to 50% of such excess amount may be carried forward to (but only to) the then current Fiscal Quarter (any such amount to be certified to Administrative Agent in the Compliance Certificate delivered for the last Fiscal Quarter of such consecutive four-Fiscal-Quarter period).

                  For purposes of this subsection 7.6C, the following terms have the following meanings:

                  "ACQUIRED BUSINESS" means any business acquired (whether through the purchase of assets or shares of capital stock) by Company or any of its Subsidiaries after the Second Amended and Restated Credit Agreement Closing Date.

                  "ACQUIRED BUSINESS DATE" means, with respect to any Acquired Business, the date of consummation of the acquisition thereof by Company or any of its Subsidiaries.

                  "ACQUIRED BUSINESS EBITDA" means, with respect to any Acquired Business, (x) the consolidated net income of such Acquired Business for the consecutive four-Fiscal-Quarter period ended on or most recently prior to its Acquired Business Date and with respect to which financial statements are available on the Acquired Business Date PLUS (y) to the extent deducted in determining such consolidated net income for such period, the sum of (i) consolidated interest expense, (ii) income taxes, (iii) depreciation, (iv) amortization, (v) any extraordinary or non-recurring losses, and (vi) any non-cash items MINUS (z) to the extent included in such consolidated net income, extraordinary gains.

         D. MINIMUM INTEREST COVERAGE RATIO. Company shall not permit the Consolidated Interest Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 1998, occurring during any period set forth below to be less than the correlative ratio indicated:


                              PERIOD                                                MINIMUM INTEREST COVERAGE RATIO
        ----------------------------------------------------                      ------------------------------------
        4th Fiscal Quarter, 1998                                                                1.65 x
        1st Fiscal Quarter, 1999                                                                1.65 x
        2nd Fiscal Quarter, 1999                                                                1.70 x
        3rd Fiscal Quarter, 1999                                                                1.75 x
        4th Fiscal Quarter, 1999                                                                1.80 x
        1st Fiscal Quarter, 2000                                                                1.85 x
        2nd Fiscal Quarter, 2000                                                                1.90 x
        3rd Fiscal Quarter, 2000                                                                1.95 x
        4th Fiscal Quarter, 2000 through 3rd Fiscal
            Quarter, 2001                                                                       2.00 x
        4th Fiscal Quarter, 2001 through 3rd Fiscal
            Quarter, 2002                                                                       2.25 x
        4th Fiscal Quarter, 2002 through 3rd Fiscal
            Quarter, 2003                                                                       2.50 x
        4th Fiscal Quarter, 2003 through 3rd Fiscal
            Quarter, 2004                                                                       2.75 x
        4th Fiscal Quarter, 2004 and thereafter                                                 3.00 x

         E. MAXIMUM NET SENIOR DEBT RATIO. Company shall not permit the Net Senior Debt Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 1999, to exceed 3.50:1.00.

7.7      RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS.

                  Company shall not, and shall not permit any of Company's Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

                  (i) (a) any Domestic Subsidiary of Company may be merged with or into Company or any Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any Subsidiary Guarantor; PROVIDED that, in the case of such a merger, Company or such Subsidiary Guarantor shall be the continuing or surviving corporation and (b) any Foreign Subsidiary may be merged with or into another Foreign Subsidiary or, so long as the surviving corporation of such merger is Company or a Domestic Subsidiary, with or into the Company or any Domestic Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of in one transaction or a series of transactions, to Company, a Subsidiary Guarantor or another Foreign Subsidiary, PROVIDED, that notwithstanding the above, a Subsidiary may only liquidate or dissolve into, or merge with and into, another Subsidiary if, after giving effect to such combination or merger, Company continues to own (directly or indirectly), and Administrative Agent continues to have pledged to it pursuant to the DAH Pledge Agreement or Subsidiary Pledge Agreement, a percentage of the issued and outstanding equity Securities (on a fully diluted basis) of the Subsidiary surviving such combinations or merger that is equal to or in excess of the percentage of the issued and outstanding shares of equity Securities (on a fully diluted basis) of the Subsidiary that does not survive such combinations or merger that was (immediately prior to the combination or merger) owned by the Company or pledged to Administrative Agent;

                  (ii) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted under subsection 7.8;

                  (iii) Company and its Subsidiaries may dispose of obsolete, worn out or surplus property in the ordinary course of business;

                  (iv) Company and its Subsidiaries may consummate any transfer, conveyance or other disposal that constitutes (a) an Investment permitted under subsection 7.3, (b) a Lien permitted under subsection 7.2, (c) a Restricted Junior Payment permitted under subsection 7.5 or
         (d) a sale and leaseback transaction permitted by subsection 7.10;

                  (v) Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales;

                  (vi) Finance Co., Acquisition Co. and DAH may consummate the Merger and the Second Merger;

                  (vii) (x) Company and its Subsidiaries may make Permitted Acquisitions; PROVIDED that such Permitted Acquisitions result in the Company or the relevant Subsidiary acquiring a majority controlling interest in the Person (or its assets and businesses) acquired, or increasing any such controlling interest maintained by it in such Person or result in the Person acquired becoming an Acquired Controlled Person with respect to Company and its Subsidiaries; and (y) no later than five Business Days prior to the consummation thereof, Company delivers to Agents a Permitted Acquisition Compliance Certificate demonstrating compliance with the requirements of the definition of "Permitted Acquisition" and copies of all acquisition agreements executed and delivered in connection therewith to the extent available and requested by Administrative Agent; and PROVIDED FURTHER that reasonably promptly following the consummation of such Permitted Acquisition, Company shall have complied with the provisions of subsections 6.8 and 6.9 with respect thereto to the extent applicable;

                  (viii) Prior to the consummation of the Merger, Company or any of its Subsidiaries may convey, sell, transfer or otherwise dispose of any Margin Stock, whether now owned or hereafter acquired; PROVIDED that such disposition is for fair value and the proceeds are held in Cash or Cash Equivalents;

                  (ix) Company and its Subsidiaries may sell or otherwise dispose of assets as a result of any taking of assets described in clause (ii) of the definition of "Net Insurance/Condemnation Proceeds", so long as the Net Insurance/Condemnation Proceeds resulting therefrom are applied or reinvested as required by subsection 2.4B(iii)(b);

                  (x) Company and its Subsidiaries may sell or discount overdue accounts receivable in the ordinary course of business, but only in connection with the compromise or collection thereof;

                  (xi) Company and its Subsidiaries may make Asset Sales to Non-Wholly-Owned Subsidiaries that are not Subsidiary Guarantors of assets having a fair market value of not in excess of $10,000,000 in the aggregate for all such Asset Sales made after the Closing Date; provided that (x) the consideration for such assets shall be in an amount at least equal to the fair market value thereof, and (y) any Investment in such Non-Wholly-Owned Subsidiaries resulting from such Asset Sale shall be permitted by subsection 7.3(xiii) or as a Permitted Acquisition pursuant to subsection 7.3 (viii); and

                  (xii) Company and its Subsidiaries may make Asset Sales not permitted by the foregoing clauses of assets having a fair market value of not in excess of $5,000,000 in any Fiscal Year or of $10,000,000 in the aggregate for all such Asset Sales made after the Closing Date; PROVIDED that (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; (y) at least 75% of the consideration received therefor is in the form of cash; and (z) the proceeds of such Asset Sale are applied or reinvested as required by subsection 2.4B(iii)(a).

7.8      CONSOLIDATED CAPITAL EXPENDITURES.

                  (i) Company will not, and will not permit any of its Subsidiaries to, make or commit to make Consolidated Capital Expenditures in any Fiscal Year, except Consolidated Capital Expenditures which do not aggregate in excess of $8,000,000 in such Fiscal Year PLUS an additional aggregate amount equal to $10,000,000 in the aggregate for all such Consolidated Capital Expenditures made after the Closing Date; PROVIDED that (a) if the aggregate amount of Consolidated Capital Expenditures actually made in any such Fiscal Year shall be less than the limit with respect thereto set forth above (before giving effect to any increase therein pursuant to this proviso) (the "BASE AMOUNT"), then the amount of such shortfall (up to an amount equal to 50% of the Base Amount for such Fiscal Year, without giving effect to this proviso) may be added to the amount of such Consolidated Capital Expenditures permitted for the immediately succeeding Fiscal Year and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to Company and its Subsidiaries using the amount of capital expenditures permitted by this section in such succeeding Fiscal Year, without giving effect to such carryforward and
         (b) for any Fiscal Year (or portion thereof) following any acquisition of a business (whether through the purchase of assets or of shares of capital stock) permitted under Article 7, the Base Amount for such Fiscal Year (or portion) shall be increased, for each such acquisition, by an amount equal to the product of (A) the lesser of (x) $5,000,000 and (y) 4% of revenues of the business acquired in such acquisition for the period of four Fiscal Quarters most recently ended on or prior to the date of such Business Acquisition multiplied by (B) (x) in the case of any partial Fiscal Year, a fraction, the numerator of which is the number of days remaining in such Fiscal Year after the date of such Business Acquisition and the denominator of which is 365 (or 366 in a leap year), and (y) in the case of any full Fiscal Year, 1.

                  (ii) The parties acknowledge and agree that the permitted Consolidated Capital Expenditure level set forth in clause (i) above shall be exclusive of the amount of Consolidated Capital Expenditures actually made with the proceeds of a cash capital contribution to Company (including the proceeds of issuance of equity securities) made, by Parent from the issuance by Parent of its equity Securities after the Closing Date and specifically identified in a certificate delivered by an Authorized Officer of Company to Administrative Agent on or about the time such capital contribution is made; PROVIDED that, to the extent any such cash capital contributions constitute Net Securities Proceeds after the Merger Date, only that portion of such Net Securities Proceeds which is not required to be applied as a prepayment pursuant to Section 2.4B(iii)(c) may be used for Consolidated Capital Expenditures pursuant to this clause (ii).

7.9      FISCAL YEAR.

                  Company shall not change its Fiscal Year-end from December 31 of each calendar year.

7.10     SALES AND LEASE-BACKS.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (ii) which Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease; PROVIDED that Company and its Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease if the property which is subject to such lease was acquired by Company or any of its Subsidiaries within 180 days of such sale or transfer of such property by the Company or any of its Subsidiaries.

7.11     SALE OR DISCOUNT OF RECEIVABLES.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable; provided that Company and its Subsidiaries may sell or discount overdue accounts receivable in the ordinary course business, but only in connection with the compromise or collection thereof.

7.12     TRANSACTIONS WITH STOCKHOLDERS AND AFFILIATES.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 10% or more of the voting Securities of Parent or Company or with any Affiliate of Parent or Company on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; PROVIDED that the foregoing restriction shall not apply to
(i) any transaction between Company and any of its Wholly-Owned Subsidiaries or between any of its Wholly-Owned Subsidiaries; (ii) reasonable and customary fees paid to members of the Boards of Directors of Company and its Subsidiaries;
(iii) any Restricted Junior Payment permitted under subsection 7.5; (iv) the entry into and performance of obligations under arrangements with DLJ and its Affiliates for underwriting, investment banking and advisory services on usual and customary terms (including payments of the fee in respect of advisory services contemplated in subsection 7.5(iii));
(v) the payment of reasonable and customary fees and reimbursement of expenses payable to directors of Parent; (vi) employment arrangements with respect to the procurement of services of directors, officers and employees in the ordinary course of business and the payment of reasonable fees in connection therewith;
(vii) the issuance of equity Securities to Global Technology Partners, L.L.C. described in subsection 7.3; (viii) the execution, delivery and performance of the Merger Agreement and the consummation of the Tender Offer and the other transactions contemplated by the Tender Offer Materials; and (ix) the execution, delivery and performance of the agreements listed on Schedule 7.12.

7.13     ISSUANCE OF SUBSIDIARY EQUITY.

                  Company shall not permit any of its Subsidiaries directly or indirectly to issue any shares of its capital stock or other equity Securities except to Company, another Subsidiary of Company, to qualify directors if required by applicable law or in proportion to its existing equity Securities of any class. Company shall not permit DAH on and after the Closing Date to issue any options, warrants or other rights to purchase or acquire any equity interest in DAH if after giving effect thereto, Company would own less than the Minimum Shares.

7.14     CONDUCT OF BUSINESS.

                  From and after the Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries on the Closing Date and similar or related businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

7.15 AMENDMENTS OR WAIVERS OF MERGER AGREEMENT; AMENDMENTS OF DOCUMENTS RELATING TO SUBORDINATED INDEBTEDNESS.

         A. Neither Company nor any of its Subsidiaries will agree to any material amendment to, or waive any of its material rights under, the Merger Agreement, or terminate or agree to terminate the Merger Agreement without in each case obtaining the prior written consent of Requisite Lenders to such amendment, waiver or termination.

         B. Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder to the detriment of Lenders or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to Lenders.

         C. Company shall not, and shall not permit any of its Subsidiaries to, designate any Indebtedness as "Designated Senior Debt" (as defined in any of the Senior Subordinated Bridge Note Agreement or the Senior Subordinated Note Indenture) without the prior written consent of Requisite Lenders.

7.16     ERDA ACQUISITION.

                  Company shall not, and shall not permit any of its Subsidiaries to, consummate, directly or indirectly, the acquisition of ERDA, Inc. unless (i) Company has received additional gross cash proceeds of at least $25,000,000 from the issuance of Company Preferred Stock and (ii) the aggregate purchase price (excluding Earn-Outs) for ERDA, Inc. does not exceed $34,000,000, and (iii) the documentation for such acquisition shall be in form and substance reasonably satisfactory to Syndication Agent.

SECTION 8.        EVENTS OF DEFAULT

                  If any of the following conditions or events ("Events of Default") shall occur:

8.1       FAILURE TO MAKE PAYMENTS WHEN DUE.

                  Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

8.2       DEFAULT IN OTHER AGREEMENTS.

                  (i) Failure of Company or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent Obligations in either an individual or an aggregate principal amount of $5,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Company or any of its Subsidiaries with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

8.3      BREACH OF CERTAIN COVENANTS.

                  Failure of Company to perform or comply with any term or condition contained in subsection 2.5, 6.2 (solely with respect to the continued existence of Company) or 6.1(vii) or Section 7 of this Agreement; or

8.4      BREACH OF WARRANTY.

                  Any representation, warranty, certification or other statement made by Company or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5      OTHER DEFAULTS UNDER LOAN DOCUMENTS.

                  Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this
Section 8, and such default shall not have been remedied or waived within 30 days after receipt by Company and such Loan Party of notice from Administrative Agent at the direction of the Requisite Lenders of such default; or

8.6      INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

                  (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company or any of its Subsidiaries (other than any Immaterial Subsidiary) in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Company or any of its Subsidiaries (other than any Immaterial Subsidiary) under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company or any of its Subsidiaries (other than any Immaterial Subsidiary), or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Subsidiaries (other than any Immaterial Subsidiary) for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Subsidiaries (other than any Immaterial Subsidiary), and any such event described in clauses (i) or
(ii) shall continue for 60 days unless dismissed, bonded or discharged; or

8.7      VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

                  (i) Company or any of its Subsidiaries (other than any Immaterial Subsidiary) shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Company or any of its Subsidiaries (other than any Immaterial Subsidiary) shall make any assignment for the benefit of creditors; or (ii) Company or any of its Subsidiaries (other than any Immaterial Subsidiary) shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Company or any of its Subsidiaries (other than any Immaterial Subsidiary) (or any committee thereof) shall adopt any


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resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

8.8      JUDGMENTS AND ATTACHMENTS.

                  Any money judgment, writ or warrant of attachment involving either in any individual case or in the aggregate at any time an amount in excess of $5,000,000 (in either case not adequately covered by insurance as to which a responsible insurance company is not denying its liability with respect thereto) shall be entered or filed against Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days; or

8.9      DISSOLUTION.

                  Any order, judgment or decree shall be entered against Company or any of its Subsidiaries (other than any Immaterial Subsidiary) decreeing the dissolution or split up of Company or that Subsidiary (except as permitted under Sections 6.2 and 7.7 and such order shall remain undischarged or unstayed for a period in excess of 60 days; or

8.10     EMPLOYEE BENEFIT PLANS.

                  There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $5,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $5,000,000; or

8.11     CHANGE IN CONTROL.

                  Any Change in Control shall occur; or

8.12     INVALIDITY OF GUARANTIES; FAILURE OF SECURITY; REPUDIATION OF
OBLIGATIONS.

                  At any time after the execution and delivery thereof, (i) any Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered thereby, in each case for any reason other than the failure of any Agent or any Lender to take any action within its control or except to the extent that any such event is covered by a lender's title insurance policy and the relevant insurer promptly after the occurrence thereof shall have acknowledged in writing that the same is covered by such title insurance policy, or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing; or


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8.13     MERGERS.

                  The Mergers shall be unwound, reversed or otherwise rescinded in whole or in part for any reason or, prior to the Merger Date, the Merger Agreement shall be terminated or the Merger shall not occur on or prior to the 150th day after the Closing Date;

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7 (with respect to Company or any Subsidiary Guarantor and, prior to the Merger, DAH), each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of any Issuing Lender to issue any Letter of Credit and the right of any Issuing Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of any Issuing Lender to issue any Letter of Credit and the right of any Issuing Lender to issue any Letter of Credit hereunder shall thereupon terminate; PROVIDED that the foregoing shall not affect in any way the obligations of Working Capital Lenders under subsection 3.3C(i) or the obligations of Working Capital Lenders to purchase participations in any unpaid Swing Line Loans as provided in subsection 2.1A(iv).

                  Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent and applied as follows:

If for any reason the aggregate amount delivered by Company as aforesaid is less than the amount described in clause (b) above (the "AGGREGATE AVAILABLE AMOUNT"), the aggregate amount so delivered shall be apportioned among all outstanding Letters of Credit in accordance with the ratio of the maximum amount available for drawing under each such Letter of Credit (as to such Letter of Credit, the "MAXIMUM AVAILABLE AMOUNT") to the Aggregate Available Amount. Upon any drawing under any outstanding Letters of Credit in respect of which Company has delivered to Administrative Agent any amounts described above, Administrative Agent shall apply such amounts to reimburse the Issuing Lender for the amount of such drawing. In the event of cancellation or expiration of any Letter of Credit in respect of which Company has delivered any amounts described above, or in the event of any reduction in the Maximum Available Amount under such Letter of Credit, Administrative Agent shall apply the amount then on deposit with it in respect of such Letter of Credit (LESS, in the case of such a reduction, the Maximum Available Amount under such Letter of Credit immediately after such reduction) first, to the extent of any excess, to the cash collateralization of any outstanding Letters of Credit in respect of which Company has failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Letters of Credit in the manner described above), second, to the extent of any further excess, to the payment of any other outstanding Obligations in such order as Administrative Agent shall elect, and third, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.


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                  Notwithstanding anything contained in the second preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to clause (ii) of such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit Company, and such provisions shall not at any time be construed so as to grant Company the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Administrative Agent or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.

SECTION 9.        THE AGENTS

9.1      APPOINTMENT.

         A. APPOINTMENT OF AGENTS. Bank One, NA is hereby appointed Administrative Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Administrative Agent to act as its contractual representative in accordance with the terms of this Agreement and the other Loan Documents. DLJ is hereby appointed Syndication Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Syndication Agent to act as its contractual representative in accordance with the terms of this Agreement and the other Loan Documents. Each of Syndication Agent and Administrative Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of each of Syndication Agent and Administrative Agent, and Lenders and Company shall have no rights as a third party beneficiary of any of the provisions thereof. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the no Agent shall have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agents are merely acting as the contractual representatives of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In their respective capacities as the Lenders' contractual representatives, the Agents (i) do not hereby assume any fiduciary duties to any of the Lenders, (ii) are "representatives" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and
(iii) are acting as independent contractors, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Agents on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

         B. APPOINTMENT OF SUPPLEMENTAL COLLATERAL AGENTS. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or


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future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "SUPPLEMENTAL COLLATERAL AGENT" and collectively as "SUPPLEMENTAL COLLATERAL AGENTS").

                  In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

                  Should any instrument in writing from Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

9.2      POWERS AND DUTIES; GENERAL IMMUNITY.

         A. POWERS. Each Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto. No Agent shall have any implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by such Agent.

         B. GENERAL IMMUNITY. No Agent nor any of their respective directors, officers, agents or employees shall be liable to Company, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction has arisen from the gross negligence or willful misconduct of such Person.

         C. NO RESPONSIBILITY FOR LOANS, RECITALS, ETC. No Agent nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or


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agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Section 4, except receipt of items required to be delivered solely to Administrative Agent or Syndication Agent, as the case may be; (d) the existence or possible existence of any Event of Default or Potential of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of Company or any guarantor of any of the Obligations or of any of Company's or any such guarantor's respective Subsidiaries. No Agent shall have any duty to disclose to the Lenders information that is not required to be furnished by Company to such Agent at such time, but is voluntarily furnished by Company to such Agent (either in its capacity as Administrative Agent or Syndication Agent, as the case may be, or in its individual capacity). Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

         D. ACTION ON INSTRUCTIONS OF LENDER. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Requisite Lenders (or if required by the terms of subsection 10.6, all of the Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that each Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Requisite Lenders. Each Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders in proportion to their Pro Rata Share against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         E. EMPLOYMENT OF AGENTS AND COUNSEL. Each Agent may execute any of its duties as Administrative Agent or Syndication Agent, as the case may be, hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agents and the Lenders and all matters pertaining to each Agent's duties hereunder and under any other Loan Document.

         F. RELIANCE ON DOCUMENTS; COUNSEL. Each Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by any Agent, which counsel may be employees of any Agent.

         G. AGENTS' REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify each Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by Company for which any Agent is entitled to reimbursement by Company under the Loan Documents, (ii) for any other expenses incurred by any Agent on behalf of the Lenders, in connection with the preparation, execution, delivery,


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administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by any Agent in connection with any dispute between the Agents, the Agents and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against any Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against any Agent in connection with any dispute between the Agents, the Agents and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents; PROVIDED that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of any Agent and (ii) any indemnification required pursuant to subsection 2.7 shall, notwithstanding the provisions of this subsection, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this subsection shall survive payment of the Obligations and termination of this Agreement.

         H. NOTICE OF DEFAULT. No Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Event of Default hereunder unless such Agent has received written notice from a Lender or Company referring to this Agreement describing such Event of Default or Potential Event of Default and stating that such notice is a "notice of default". In the event that any Agent receives such a notice, such Agent shall give prompt notice thereof to the Lenders.

         I. RIGHTS AS A LENDER. In the event any Agent is a Lender, such Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender and may exercise the same as though it were not such Agent, and the term "Lender" or "Lenders" shall, at any time when any Agent is a Lender, unless the context otherwise indicates, include such Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with Company or any of its Subsidiaries in which Company or such Subsidiary is not restricted hereby from engaging with any other Person.

         J. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon any Agent, the Arranger or any other Lender and based on financial statements prepared by Company and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         K. DELEGATION TO AFFILIATES. Company and the Lenders agree that any Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which such Agent is entitled under Sections 9 and 10.


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9.3      SUCCESSOR AGENTS AND SWING LINE LENDER.

         A. SUCCESSOR AGENTS. The Syndication Agent may resign at any time upon one Business Day's prior notice thereof to Company and Administrative Agent, and the Administrative Agent may resign at any time by giving written notice thereof to the Syndication Agent, the Lenders and Company, such resignations to be effective upon the appointment of a successor Administrative Agent or Syndication Agent, as the case may be, or, if no successor Administrative Agent or Syndication Agent has been appointed, forty-five days after the retiring Administrative Agent or Syndication Agent gives notice of its intention to resign. Administrative Agent may be removed at any time with or without cause by written notice received by Administrative Agent from the Requisite Lenders, such removal to be effective on the date specified by the Requisite Lenders. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint, on behalf of Company and the Lenders, and, if no Event of Default has occurred and is continuing, subject to the consent of Company, a successor Administrative Agent or Syndication Agent, as the case may be. If no successor Administrative Agent or Syndication Agent shall have been so appointed by the Requisite Lenders within thirty days after the resigning Administrative Agent's or Syndication Agent's giving notice of its intention to resign, then the resigning Administrative Agent or Syndication Agent, as the case may be, may appoint, on behalf of Company and the Lenders, a successor Administrative Agent or Syndication Agent, as the case may be. Notwithstanding the previous sentence, Administrative Agent or Syndication Agent may at any time without the consent of Company or any Lender, appoint any of its Affiliates which is a commercial bank as the successor Administrative Agent or Syndication Agent hereunder. If Administrative Agent or Syndication Agent has resigned or been removed and no successor Administrative Agent or Syndication Agent has been appointed, the Lenders may perform all the duties of Administrative Agent or Syndication Agent hereunder and Company shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent or Syndication Agent shall be deemed to be appointed hereunder until such successor Administrative Agent or Syndication Agent has accepted the appointment. Any such successor Administrative Agent or Syndication Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent or Syndication Agent hereunder by a successor Administrative Agent or Syndication Agent, such successor Administrative Agent or Syndication Agent shall thereupon succeed to and become vested with all the rights, power, privileges and duties of the resigning or removed Administrative Agent or Syndication Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent or Syndication Agent, the resigning or removed Administrative Agent or Syndication Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of the Administrative Agent or the Syndication Agent, as the case may be, the provisions of this Section 9 shall continue in effect for the benefit of such Administrative Agent or Syndication Agent in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent or Syndication Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this subsection, then the term "Corporate Base Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administration Agent.

         B. SUCCESSOR SWING LINE LENDER. Any resignation or removal of Administrative Agent pursuant to subsection 9.3A shall also constitute the resignation or removal of First Chicago or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 9.3A shall, upon its acceptance of such appointment, become the successor Swing Line


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Lender for all purposes hereunder. In such event (i) the resigning or removed
Swing Line Lender shall assign all of its rights and obligations with respect to the Swing Line Loans to the successor Swing Line Lender pursuant to an Assignment Agreement and such successor Swing Line Lender shall be entitled thereafter to all of the rights and immunities of the resigning or removed Swing Line Lender pursuant to subsection 2.1, (ii) the retiring or removed Administrative Agent and Swing Line Lender shall surrender the Swing Line Note held by it to Company for cancellation, and (iii) Company shall issue a new Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of EXHIBIT VII annexed hereto, in the principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

9.4      COLLATERAL DOCUMENTS AND GUARANTIES.

         A. EXECUTION OF COLLATERAL DOCUMENTS. The Lenders hereby empower and authorize Administrative Agent to execute and deliver to Company on their behalf the Collateral and all related financing statements and any financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Collateral Documents and to be the agent for and representative of Lenders under each Guaranty, and each Lender agrees to be bound by the terms of each Collateral Document and Guaranty. Anything contained in any of the Loan Documents to the contrary notwithstanding, Company, each Agent and each Lender hereby agree that (X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce any Guaranty, it being understood and agreed that all rights and remedies under the Collateral Documents and the Guaranties may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and (Y) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, any Agent or any Lender may, to the fullest extent that the same may be permitted under applicable law, be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale.

         B. COLLATERAL RELEASES. The Lenders hereby empower and authorize Administrative Agent to execute and deliver to Company on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or of any other Loan Document or which shall otherwise have been approved by the Requisite Lenders (or, if required by the terms of subsection 10.6, all of the Lenders) in writing.

SECTION 10.       MISCELLANEOUS

10.1     ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND LETTERS OF CREDIT.

         A. GENERAL. Subject to subsection 10.1B, each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or
(ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or participations in Letters of Credit hereunder or any other interest herein or in any other Obligations owed to it; PROVIDED that no such sale, assignment, transfer or participation shall, without the consent of Company, require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; PROVIDED, FURTHER that


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no such sale, assignment, transfer or participation of any participation in
Letters of Credit hereunder may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Working Capital Loan Commitment and the Working Capital Loans of the Working Capital Lender effecting such sale, assignment, transfer or participation; and PROVIDED, FURTHER that, anything contained herein to the contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.3. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

         B. ASSIGNMENTS.

            (i) AMOUNTS AND TERMS OF ASSIGNMENTS. Each Commitment, Loan or participation in Letters of Credit hereunder, or other Obligation may
         (a) be assigned in any amount to another Lender, or to an Affiliate or Affiliated Fund of the assigning Lender or another Lender, with the giving of notice to Company and Administrative Agent, or (b) be assigned in an aggregate amount of not less than $1,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, and participations in Letters of Credit, and other Obligations of the assigning Lender or as may be consented to by Company and Agents) to any other Eligible Assignee with the consent of Company (which consent shall only be required if no Event of Default has occurred and is continuing) and, with respect to all Lenders other than Syndication Agent, Administrative Agent (which consent of Company and Administrative Agent shall not be unreasonably withheld or delayed). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans or participations in Letters of Credit, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance, an Assignment Agreement (which shall contain a representation by the Assignee to the effect that none of the consideration used to make the purchase of the Commitment, Loan or participation in Letters of Credit under the applicable Assignment Agreement are "plan assets" as defined under ERISA and that the rights and interests of the Assignee in and under the Loan Documents will not be "plan assets" under ERISA), together with a processing fee of $3,500 (or such other amount as may be agreed to by Administrative Agent) and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a). Upon such execution, delivery and acceptance from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto; PROVIDED that,


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         anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance to the assigning Lender of Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and to the assigning Lender, substantially in the form of EXHIBIT IV,
         EXHIBIT V, EXHIBIT VI, EXHIBIT VII or EXHIBIT VIII annexed hereto, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Term Loans, as the case may be, of the assignee and the assigning Lender.

            (ii) ACCEPTANCE BY ADMINISTRATIVE AGENT. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if Administrative Agent and Company have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment) and (b) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

         C. PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require the Lender that shall have granted such participation to it to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, and all amounts payable by Company hereunder (including amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. Company and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.4 and 10.5, to the fullest extent permitted under applicable law, (a) any participation will give rise to a direct obligation of Company to the participant and (b) the participant shall be considered to be a "Lender".

         D. ASSIGNMENTS TO FEDERAL RESERVE BANKS; PLEDGES BY FUNDS. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; PROVIDED that (i) no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the


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assigning Lender to take or omit to take any action hereunder. Any Lender that is a fund that invests in commercial loans may pledge all or any portion of its rights in connection with this Agreement to the trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities; provided, that any foreclosure or other exercise of remedies by such trustee shall be subject to the provisions of this subsection regarding assignments in all respects. No pledge described in the immediately preceding sentence shall release such Lender from its obligations hereunder.

         E. INFORMATION. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.19.

         F. REPRESENTATIONS OF LENDERS. Each Lender listed on the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (A) of the definition thereof; (ii) that it has experience and expertise in the making of loans such as the Loans; and (iii) that it will make its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

10.2     EXPENSES.

                  Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all the actual and reasonable costs and expenses of the Agents with respect to the preparation of the Loan Documents and any consents, amendments, waivers or other modifications thereto;
(ii) the reasonable fees, expenses and disbursements of a single counsel to Agents and Arranger (including the costs of local or foreign counsel, to the extent required) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (iii) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Agents and of counsel providing any opinions that Syndication Agent, Administrative Agent or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto; (iv) the custody or preservation of any of the Collateral; (v) all other actual and reasonable costs and expenses incurred by Arranger, Syndication Agent or Administrative Agent (including the reasonable fees, expenses and disbursements of any auditors, accountants or appraisers and any environmental or other consultants, advisors and agents employed or retained by Syndication Agent, Administrative Agent or their respective counsel) in connection with the syndication of the Commitments and the negotiation, preparation and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (vi) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees and costs of settlement, incurred by Agents and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default (including in connection with the sale of,


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collection from, or other realization upon any of the Collateral or the enforcement of the Guaranties or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings).

10.3     INDEMNITY.

                  In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless Arranger, Agents and Lenders, and the officers, directors, trustees, employees, agents and affiliates of Arranger, Agents and Lenders (collectively called the "INDEMNITEES"), from and against any and all Indemnified Liabilities (as hereinafter defined); PROVIDED that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction or to the extent that such Indemnified Liabilities are Environmental Liabilities that arise solely out of the actions of Administrative Agent or Lenders occurring after Administrative Agent or Lenders shall have foreclosed on, or otherwise dispossessed Company and its Subsidiaries of, the applicable Facility.

                  As used herein, "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranties) or (ii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

                  To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.


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10.4     SET-OFF; SECURITY INTEREST IN DEPOSIT ACCOUNTS.

                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default referred to in Sections 8.6 or 8.7 or, with the consent of the Requisite Lenders, upon the occurrence of any other Event of Default, each Lender is, to the fullest extent permitted by applicable law, hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of Company against and on account of the obligations and liabilities then due of Company to that Lender under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not that Lender shall have made any demand hereunder. Company hereby further grants to each Agent and each Lender a security interest in all deposits and accounts maintained with such Agent or such Lender as security for the Obligations.

10.5     RATABLE SHARING.

                  Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; PROVIDED that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees, to the fullest extent that it may do so under applicable law, that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.


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10.6     AMENDMENTS AND WAIVERS.

                  No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; PROVIDED that no such amendment, modification, termination, waiver or consent which would:

                  (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by Requisite Lenders shall be effective unless consented to by each Lender;

                  (b) modify this subsection 10.6, change the definitions of "Requisite Lenders" or "Pro Rata Share", increase any Commitments (other than pursuant to the second paragraph of subsection 2.1A(iii)), reduce any fees described in subsection 2.3 (other than the fees to Agents referred to in subsection 2.3B), release any material Subsidiary Guarantor from its obligations under the Guaranty, Parent from its obligations under the Parent Guaranty, or all or substantially all of the collateral security (except in each case as otherwise specifically provided for in the Loan Documents), or extend the Working Capital Loan Commitment Termination Date or the Acquisition Loan Commitment Termination Date, shall be made without the consent of each Lender adversely affected thereby;

                  (c) extend the due date for, or reduce the amount of, any scheduled repayment of principal of or interest on or fees payable in respect of any Loan or reduce the principal amount of or rate of interest on or fees payable in respect of any Loan or any reimbursement obligation in respect of any Letter of Credit (which shall in each case include the conversion of all or any part of the Obligations into equity of any Loan Party), shall be made without the consent of the Lender which has made such Loan or, in the case of a reimbursement obligation in respect of any Letter of Credit, the Issuer owed, and those Lenders participating in, such reimbursement obligation;

                  (d) affect adversely the interests, rights or obligations of any Agent, any Issuer or the Swing Line Lender (in its capacity as Agent, Issuer or Swing Line Lender), unless consented to by such Agent, Issuer or Swing Line Lender, as the case may be; or

                  (e) effect any amendment, modification or waiver that by its terms adversely affects the rights of Lenders participating in any tranche differently from those of Lenders participating in other tranches, without the consent of the holders of at least 51% of the aggregate amount of Loans or Commitments, as the case may be, outstanding under the tranche or tranches affected by such amendment, modification or waiver.

                  Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company.


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10.7     INDEPENDENCE OF COVENANTS.

                  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

10.8     NOTICES.

                  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; PROVIDED that notices to Agents shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Agents, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

10.9     SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

         B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4 and 10.5 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

10.10    FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

                  No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.11    MARSHALLING; PAYMENTS SET ASIDE.

                  None of Agents or Lenders shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to


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Administrative Agent for the benefit of Lenders), or any of Agents or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12    SEVERABILITY.

                  In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13    OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.

                  The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.14    HEADINGS.

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.15    APPLICABLE LAW.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

10.16    SUCCESSORS AND ASSIGNS.

                  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection


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10.1). Neither Company's rights or obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders.

10.17    CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                  (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND TO THE EXTENT PERMITTED UNDER APPLICABLE LAW VENUE OF SUCH COURTS;

                  (II) TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                  (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

                  (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                  (V) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

                  (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

10.18    WAIVER OF JURY TRIAL.

                  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP


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THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10.19    CONFIDENTIALITY.

                  Each Lender, Issuing Lender, Agent and Arranger shall hold all non-public information obtained in connection with this Agreement or obtained by it based on a review of the books and records of the Company or any of its Subsidiaries in accordance with such Lender's, Issuing Lender's, Agent's or Arranger's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, or if the lender is not a bank, in accordance with safe and sound financial services industry practices, it being understood and agreed by Company that in any event a Lender may make disclosures to Affiliates and professional advisors of such Lender or disclosures reasonably required by (a) any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participations therein or (b) by any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors provided that such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder, or disclosures required or requested by any governmental agency or representative thereof or pursuant to legal process; PROVIDED that,
(x) unless specifically prohibited by applicable law or court order, each Lender, Issuing Lender, Agent and Arranger shall promptly notify Company of any request by any governmental agency or representative thereof (other than any request by the National Association of Insurance Commissioners or any request in connection with any examination of the financial condition of such Lender by any governmental agency) for disclosure of any such non-public information prior to disclosure of such information and (y) prior to any such disclosure pursuant to this Section 10.19 each Lender, each Issuing Lender, each Agent and the Arranger, as the case may be, shall require any such BONA FIDE transferee, participant and assignee to agree to be bound by this Section 10.19 and to require such Person to require any other Person to whom such Person discloses any such non-public information to be similarly bound by this Section 10.19; and PROVIDED, FURTHER that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein.


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

10.20    COUNTERPARTS; EFFECTIVENESS.

                  This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Agents of written or telephonic notification of such execution and authorization of delivery thereof.

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